NATIONS FUND TRUST
                               NATIONS FUND, INC.
                                NATIONS RESERVES
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                             Telephone: 800-653-9427


                                                               January 29, 2001


DEAR SHAREHOLDER:


     We are pleased to invite you to special meetings of shareholders of Nations U.S. Government Bond Fund, Nations Government Securities Fund, Nations Balanced Assets Fund and Nations Asset Allocation Fund (each a "Fund" and collectively, the "Funds") to be jointly held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina (the "Meetings"). At the Meetings, you will be asked to approve the proposed reorganization (the "Reorganization") of your Fund into an acquiring mutual fund (each an "Acquiring Fund" and together, the "Acquiring Funds") in Nations Funds Trust, another registered investment company within the Nations Funds family.


     If you own shares of Nations Government Securities Fund or Nations Asset Allocation Fund, the investment objective, principal investment strategies and investment risks of the Acquiring Fund are identical to those of your Fund. If you own shares of Nations Balanced Assets Fund or Nations U.S. Government Bond Fund, the investment objective, principal investment strategies and investment risks of the Acquiring Fund are substantially similar to those of your Fund.


     There will be no change to the investment adviser and sub-adviser who currently manage your Fund after the Reorganization. We note, however, that the Acquiring Fund for Nations Balanced Assets Fund utilizes a "multi-manager" approach, which means that a portion of its assets will be managed by a second sub-adviser as explained in the attached Combined Proxy Statement/Prospectus. In addition, the Reorganization will result in Acquiring Fund total operating expense ratios (before and after waivers and/or reimbursements) that are no higher than are currently applicable to your Fund (assuming each Fund's shareholders approve the Reorganization). The features and services that are available to you today as a shareholder will continue to be available to you as an Acquiring Fund shareholder after the Reorganization.


     THE BOARDS OF TRUSTEES OF NATIONS FUND TRUST AND NATIONS RESERVES AND THE BOARD OF DIRECTORS OF NATIONS FUND, INC. UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.


     Management is proposing the Reorganization based on its belief that combining like funds, which will result in higher asset levels (assuming each Fund's shareholders approve the Reorganization), may lead to economies of scale by eliminating certain duplicative costs associated with maintaining those funds as separate series.

     The Reorganization offers several other benefits. First, the Reorganization is one part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the Nations Funds family without necessarily impacting investment alternatives. Streamlining the Nations Funds family may allow it and the Acquiring Funds to achieve cost savings by reducing accounting, legal and securities registration costs. Also, the Acquiring Funds will be part of a Delaware business trust, which generally is viewed as having more flexibility in its operations than Massachusetts business trusts like Nations Reserves and Nations Fund Trust, and a Maryland corporation like Nations Fund, Inc. Finally, the Acquiring Funds also will have more flexibility in their investment policies than your current Fund, including policies that permit them to adopt a "master-feeder" structure. A master-feeder structure, if adopted in the future, would allow an Acquiring Fund to access other distribution channels that might not otherwise be available, thereby potentially achieving economies of scale and other benefits that come from greater asset size.


     If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that each Fund would be reorganized into its corresponding Acquiring Fund on or about June 8, 2001, when Fund shares would be exchanged for shares of the same class of shares of the corresponding Acquiring Fund of equal dollar value. The exchange of shares in the Reorganization is expected to be tax-free under federal income tax law.


     None of the customary costs associated with this proxy solicitation will be borne by the Funds or their shareholders.


     The formal Notice of Special Meetings, Combined Proxy Statement/Prospectus and Proxy Ballot are enclosed. The proposed Reorganization and the reasons for the unanimous recommendation of the Boards are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.


     We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.


                                  Sincerely,


                                  A. MAX WALKER
                                  President and Chairman of the Boards of
                                  Trustees of Nations Fund Trust and Nations
                                  Reserves and the Board of Directors of Nations Fund, Inc.

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY FAX AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

  Two Quick And Easy Ways To Submit Your Proxy

  As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Combined Proxy Statement/Prospectus ("Proxy Statement") select one of the following quick and easy methods to submit your proxy -- accurately and quickly.

  Vote on-line                                     Vote By Toll-Free Phone Call

  1. Read the enclosed Proxy Statement and have    1. Read the enclosed Proxy Statement and have
     your Proxy Ballot(s)* at hand.                   your Proxy Ballot(s)* at hand.
  2. Go to Web site www.proxyvote.com              2. Call toll-free 1-800-690-6903.
  3. Enter the 12-digit Control Number found on    3. Enter the 12-digit Control Number found on
     your Proxy Ballot(s).                            your Proxy Ballot(s).
  4. Submit your proxy using the easy-to-follow    4. Submit your proxy using the easy-to-follow
     instructions.                                    instructions.

 * Do not mail the Proxy Ballot(s) if submitting your Proxy by Internet, fax or telephone.

          NATIONS FUND TRUST, NATIONS FUND, INC. AND NATIONS RESERVES
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                  800-653-9427
                 ---------------------------------------------
                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 12, 2001
                ---------------------------------------------
TO NATIONS BALANCED ASSETS FUND SHAREHOLDERS:


     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Balanced Assets Fund of Nations Fund Trust (the "Trust") will be held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:


     ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001 (the "Reorganization Agreement"), by and between the Trust, on behalf of Nations Balanced Assets Fund, and Nations Funds Trust, on behalf of a corresponding mutual fund (the "Acquiring Fund"). The Reorganization Agreement provides for the transfer of the assets and liabilities of Nations Balanced Assets Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of the Acquiring Fund.


     ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).


     Item 1 is described in the attached Combined Proxy Statement/Prospectus.


TO NATIONS U.S. GOVERNMENT BOND FUND AND NATIONS GOVERNMENT SECURITIES FUND
SHAREHOLDERS:


     PLEASE TAKE NOTE THAT special meetings of shareholders of Nations U.S. Government Bond Fund and Nations Government Securities Fund of Nations Fund, Inc. (the "Company") will be held jointly at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:


     ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001 (the "Reorganization Agreement"), by and between the Company, on behalf of Nations U.S. Government Bond Fund and Nations Government Securities Fund, and Nations Funds Trust, on behalf of a corresponding mutual fund (the "Acquiring Fund"). The Reorganization Agreement provides for the transfer of the assets and liabilities of Nations U.S. Government Bond Fund and Nations Government Securities Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of such Acquiring Fund.


     ITEM 2. Such other business as may properly come before the Meetings or any adjournment(s).


     Item 1 is described in the attached Combined Proxy Statement/Prospectus.

TO NATIONS ASSET ALLOCATION FUND SHAREHOLDERS:


     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Asset Allocation Fund of Nations Reserves ("Reserves") will be held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:


     ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001 (the "Reorganization Agreement"), by and between Reserves, on behalf of Nations Asset Allocation Fund, and Nations Funds Trust, on behalf of a corresponding mutual fund (the "Acquiring Fund"). The Reorganization Agreement provides for the transfer of the assets and liabilities of Nations Asset Allocation Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of the Acquiring Fund.


     ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).


     Item 1 is described in the attached Combined Proxy Statement/Prospectus.


     YOUR TRUSTEES/DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.


     Shareholders of record as of the close of business on January 15, 2001 are entitled to notice of, and to vote at, the Meetings or any adjournment(s) thereof.


     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS BEING SOLICITED BY THE BOARDS OF TRUSTEES OF NATIONS FUND TRUST AND NATIONS RESERVES AND THE BOARD OF DIRECTORS OF NATIONS FUND, INC. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY FAX AT (704) 388-2641; 2) BY TELEPHONE AT (800) 690-6903; OR 3) ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS FUND TRUST, NATIONS FUND, INC. AND/OR NATIONS RESERVES A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.


                         By Order of the Board of Trustees/Directors,

                         RICHARD H. BLANK, JR.
                         Secretary of Nations Fund Trust, Nations Fund, Inc. and Nations Reserves
January 29, 2001

                       COMBINED PROXY STATEMENT/PROSPECTUS
                             Dated January 29, 2001


                               NATIONS FUNDS TRUST
                               NATIONS FUND TRUST
                               NATIONS FUND, INC.
                                NATIONS RESERVES
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                 1-800-653-9427

     This Combined Proxy Statement/Prospectus ("Proxy/Prospectus") is furnished in connection with the solicitation of proxies by the Board of Trustees of Nations Fund Trust (the "Trust"), the Board of Directors of Nations Fund, Inc. (the "Company") and the Board of Trustees of Nations Reserves ("Reserves") at special meetings of shareholders of the following open-end management invesment companies: Nations U.S. Government Bond Fund ("U.S. Government Bond Fund"), Nations Government Securities Fund ("Government Securities Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), and Nations Asset Allocation Fund ("Asset Allocation Fund") (each an "Acquired Fund" and collectively, the "Acquired Funds"). The Board of Trustees of the Trust, the Board of Directors of the Company and the Board of Trustees of Reserves are sometimes each referred to as a "Board," or together as the "Boards." The special meetings and any adjournment(s) are referred to as the "Meetings."


     This Proxy/Prospectus sets forth concisely the information about the proposed reorganization (the "Reorganization") of the Acquired Funds into corresponding Acquiring Funds in Nations Funds Trust, another registered investment company within the Nations Funds family, and the information about the Acquiring Funds that a shareholder should know before deciding how to vote. It is both a proxy statement for the Meetings and a prospectus offering shares in Nations Government Securities Fund (new) ("Government Securities Fund (new)") and Nations Asset Allocation Fund (new) ("Asset Allocation Fund (new)"). It is not a prospectus for shareholders of the Government Securities Fund or Asset Allocation Fund because these Funds are proposed to be reorganized into "shell" funds that have identical investment objectives, principal investment strategies and risks as the Government Securities Fund (new) and Asset Allocation Fund
(new), respectively. This Proxy/Prospectus should be retained for future reference.


     Additional information about the Acquiring Funds is available in their:


     o Prospectuses;


     o Statements of Additional Information, or SAIs; and


     o Annual and Semi-Annual Reports to shareholders.


     All of this information is in documents filed with the Securities and Exchange Commission (the "SEC") and is available upon oral or written request and without charge. The information contained in the prospectuses for the Acquiring Funds is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference. Copies of the applicable Acquiring Fund prospectus(es) also accompany this Proxy/Prospectus.

The annual reports to shareholders for the fiscal year ended March 31, 2000, semi-annual reports to shareholders for the fiscal period ended September 30, 2000 and the prospectuses for the Acquired Funds previously have been mailed to shareholders. The Statement of Additional Information relating to this Proxy/ Prospectus is incorporated by reference into this Proxy/Prospectus and is dated January 29, 2001. Additional copies of any of these documents are available without charge by writing the address given above or by calling 1-800-321-7854. These documents also are available on the SEC website at www.sec.gov.


     It is expected that this Proxy/Prospectus will be mailed to shareholders on or about January 29, 2001.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     At the Meetings the Boards will propose that each Acquired Fund be reorganized into a corresponding mutual fund (each, an "Acquiring Fund" and together, the "Acquiring Funds") as set forth below.


                                             Will Be Reorganized into these
     These Acquired Funds                Acquiring Funds of Nations Funds Trust
-----------------------------          -----------------------------------------
U.S. Government Bond Fund
  Primary A Shares              (down arrow)
  Investor A Shares                  Nations Government Securities Fund (new)
  Investor B Shares                   Primary A Shares
  Investor C Shares                    Investor A Shares
                                       Investor B Shares
                                       Investor C Shares
Government Securities Fund      (up arrow)
  Primary A Shares
  Investor A Shares
  Investor B Shares
  Investor C Shares


Balanced Assets Fund
  Primary A Shares               (down arrow)
  Investor A Shares                 Nations Asset Allocation Fund (new)
  Investor B Shares                    Primary A Shares
  Investor C Shares                    Investor A Shares
                                       Investor B Shares
                                       Investor C Shares
Asset Allocation Fund             (up arrow)
  Primary A Shares
  Investor A Shares
  Investor B Shares
  Investor C Shares

     The Meetings have been called to consider the following proposals:


FOR BALANCED ASSETS FUND SHAREHOLDERS:

     ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001, by and between the Trust, on behalf of Balanced Assets Fund, and Nations Funds Trust, on behalf of a corresponding Acquiring Fund. The reorganization agreement provides for the transfer of the assets and liabilities of Balanced Assets Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of such Acquiring Fund.

     ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).


FOR U.S. GOVERNMENT BOND FUND AND GOVERNMENT SECURITIES FUND SHAREHOLDERS:

     ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001, by and between the Company, on behalf of U.S. Government Bond Fund and Government Securities Fund, and Nations Funds Trust, on behalf of a corresponding Acquiring Fund. The reorganization agreement provides for the transfer of the assets and liabilities of U.S. Government Bond Fund and Government Securities Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of such Acquiring Fund.

     ITEM 2. Such other business as may properly come before the Meetings or any adjournment(s).


FOR ASSET ALLOCATION FUND SHAREHOLDERS:

     ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001, by and between Reserves, on behalf of Asset Allocation Fund, and Nations Funds Trust, on behalf of a corresponding Acquiring Fund. The reorganization agreement provides for the transfer of the assets and liabilities of Asset Allocation Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of such Acquiring Fund.

     ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).

                            TABLE OF CONTENTS


SUMMARY ........................................................................................  5
 The Reorganization ............................................................................  5
   Fee Tables ..................................................................................  5
   Overview of the Reorganization Agreements ...................................................  6
   Overview of Investment Objective and Principal Investment Strategies ........................  6
   Overview of Service Providers ...............................................................  8
   Overview of Purchase, Redemption, Distribution, Exchange and Other Procedures ...............  8
   Federal Income Tax Consequences .............................................................  8
   Principal Risk Factors ......................................................................  8

THE REORGANIZATION ............................................................................. 10
 Description of the Reorganization Agreements .................................................. 10
 Reasons for the Reorganization ................................................................ 11
 Board Consideration ........................................................................... 13
 Comparison of Investment Management, Investment Objective and Principal Investment Strategies.. 14
 Comparison of Investment Policies and Restrictions ............................................ 19
 Comparison of Forms of Business Organization .................................................. 19
 Comparison of Acquired Fund and Acquiring Fund Performance .................................... 21
 Comparison of Advisory and Other Service Arrangements and Fees ................................ 21
   Investment Advisory and Sub-Advisory Services and Fees ...................................... 21
   Administration Services ..................................................................... 23
   Distribution and Shareholder Servicing Arrangements ......................................... 23
 Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder
   Transactions and Services ................................................................... 24
 Material Federal Income Tax Consequences ...................................................... 24
 Capitalization ................................................................................ 26

VOTING MATTERS ................................................................................. 28
 General Information ........................................................................... 28
 Quorum ........................................................................................ 29
 Shareholder Approval .......................................................................... 29
 Principal Shareholders ........................................................................ 30
 Annual Meetings and Shareholder Meetings ...................................................... 34

ADDITIONAL INFORMATION ABOUT THE TRUST, THE COMPANY, RESERVES
 AND NATIONS FUNDS TRUST ....................................................................... 35

FINANCIAL STATEMENTS ........................................................................... 35

OTHER BUSINESS ................................................................................. 35

SHAREHOLDER INQUIRIES .......................................................................... 36

APPENDICES

   I.    EXPENSE SUMMARIES OF THE ACQUIRED FUNDS AND ACQUIRING FUNDS
   II.   MANAGEMENT'S DISCUSSION OF ACQUIRED FUND PERFORMANCE
   III. COMPARISON OF FUNDAMENTAL POLICIES AND LIMITATIONS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

                                     SUMMARY

     The following is an overview of certain information relating to the proposed Reorganization. More complete information is contained throughout the Proxy/Prospectus and its Appendices.


The Reorganization


     Fee Tables

     The table shows, as of December 1, 2000: (i) the annualized total operating expense ratios of the Acquired Funds; and (ii) the pro forma annualized total operating expense ratios of the Acquiring Funds based upon the fee arrangements that will be in place upon consummation of the Reorganization. The table shows that the total operating expense ratios (before and after waivers and/or reimbursements) of the Acquiring Funds after the Reorganization will be no higher than they were for the Acquired Funds as of December 1, 2000 (assuming each Acquired Fund's shareholders approve the Reorganization). It is possible that one or both of the Acquired Funds will not approve their respective Reorganization. The pro forma presentation is not shown here for either of these scenarios, because each such scenario would result in a shell transaction only and the total operating expense ratios would remain as they were before the Reorganization. Detailed pro forma expense information, including these additional scenarios, is included in Appendix I.


                       Total Operating Expense Information


                                   Total                                                                Pro Forma
                                  Operating                                                           Total Operating
                               Expense Ratios                                                         Expense Ratios
                                 Before/After                                                           Before/After
      Acquired                 Waivers and/or                                                          Waivers and/or
  Fund/Share Class             Reimbursements      Combined Fund/Class Post-Reorganization             Reimbursements
----------------------------- -----------------    -----------------------------------------         ------------------
 U.S. Government Bond Fund
   Primary A shares             1.04%/0.78%
   Investor A shares            1.29%/1.03%       (down arrow)
   Investor B shares            2.04%/1.78%           Government Securities Fund (new)
   Investor C shares            2.04%/1.78%                Primary A shares                            0.88%/0.78%
 Government Securities Fund                                Investor A shares                           1.13%/1.03%
   Primary A shares             0.88%/0.78%                Investor B shares                           1.88%/1.78%
   Investor A shares            1.13%/1.03%                Investor C shares                           1.88%/1.78%
   Investor B shares            1.88%/1.78%       (up arrow)
   Investor C shares            1.88%/1.78%

 Balanced Assets Fund
   Primary A shares             1.19%/1.00%
   Investor A shares            1.44%/1.25%       (down arrow)
   Investor B shares            2.19%/2.00%           Asset Allocation Fund (new)
   Investor C shares            2.19%/2.00%                Primary A shares                            1.00%/1.00%
 Asset Allocation Fund                                     Investor A shares                           1.25%/1.25%
   Primary A shares             1.00%/1.00%                Investor B shares                           2.00%/2.00%
   Investor A shares            1.25%/1.25%                Investor C shares                           2.00%/2.00%
   Investor B shares            2.00%/2.00%       (up arrow)
   Investor C shares            2.00%/2.00%

     Overview of the Reorganization Agreements


     The documents that govern the Reorganization are the agreements and plans of reorganization (i) between the Trust, on behalf of the Balanced Assets Fund, and Nations Funds Trust, on behalf of the Asset Allocation Fund (new); (ii) between the Company, on behalf of the U.S. Government Bond Fund and the Government Securities Fund and Nations Funds Trust, on behalf of the corresponding Acquiring Fund; and (iii) between Reserves, on behalf of the Asset Allocation Fund and Nations Funds Trust, on behalf of Asset Allocation Fund
(new) (each a "Reorganization Agreement" and collectively, the "Reorganization Agreements"). The Reorganization Agreements are all substantially identical and each provides for: (1) the transfer of all of the assets and liabilities of each Acquired Fund to its corresponding Acquiring Fund in exchange for shares of equal value of the same classes of the Acquiring Fund; and (2) the distribution of the Acquiring Fund shares to the shareholders of the corresponding Acquired Fund in liquidation of such Acquired Fund. The Reorganization is subject to a number of conditions, including approval by Acquired Fund shareholders.


     As a result of the proposed Reorganization, an Acquired Fund shareholder will become a shareholder of a corresponding Acquiring Fund and will hold, immediately after the Reorganization, Acquiring Fund shares having a total dollar value equal to the total dollar value of the shares of the Acquired Fund that the shareholder held immediately before the Reorganization. The Reorganization is expected to occur on June 8, 2001. The exchange of Acquired Fund shares for corresponding Acquiring Fund shares by Acquired Fund shareholders in the Reorganization is expected be tax-free under federal income tax law and shareholders will not pay any sales charge or sales load on the exchange.


     For more information about the Reorganization and the Reorganization Agreements, see "The Reorganization -- Description of the Reorganization Agreements."


     Overview of Investment Objective and Principal Investment Strategies


 Acquired Fund Investment Objective and Principal Investment  Corresponding Acquiring Fund Investment Objective and
 Strategy                                                     Principal Investment Strategy
------------------------------------------------------------- ----------------------------------------------------------

 U.S. Government Bond Fund: seeks total return and            Government Securities Fund (new): seeks high current
 preservation of capital by investing in U.S. government      income consistent with moderate fluctuation of principal;
 securities and repurchase agreements collateralized by       normally invests at least 65% of its assets in U.S.
 such securities; normally invests at least 65% of its        government obligations and repurchase agreements secured
 assets in U.S. government obligations and repurchase         by these securities.
 agreements secured by these securities.

 Government Securities Fund: seeks high current income        Government Securities Fund (new): seeks high current
 consistent with moderate fluctuation of principal;           income consistent with moderate fluctuation of principal;
 normally invests at least 65% of its assets in U.S.          normally invests at least 65% of its assets in U.S.
 government obligations and repurchase agreements             government obligations and repurchase agreements secured
 secured by these securities.                                 by these securities.

 Acquired Fund Investment Objective and Principal Investment  Corresponding Acquiring Fund Investment Objective and
 Strategy                                                     Principal Investment Strategy
------------------------------------------------------------- ----------------------------------------------------------

 Balanced Assets Fund: seeks total return by investing in     Asset Allocation Fund (new): seeks to obtain long-term
 equity and fixed income securities; invests in a mix of      growth from capital appreciation, and dividend and interest
 equity and fixed income securities, as well as money         income; invests in a mix of equity and fixed income
 market instruments.                                          securities, as well as cash equivalents, including U.S.
                                                              government obligations, commercial paper and other
                                                              short-term, interest-bearing instruments.

 Asset Allocation Fund: seeks to obtain long-term growth      Asset Allocation Fund (new): seeks to obtain long-term
 from capital appreciation, and dividend and interest         growth from capital appreciation, and dividend and interest
 income; invests in a mix of equity and fixed income          income; invests in a mix of equity and fixed income
 securities, as well as cash equivalents, including U.S.      securities, as well as cash equivalents, including U.S.
 government obligations, commercial paper and other           government obligations, commercial paper and other
 short-term, interest-bearing instruments.                    short-term, interest-bearing instruments.

     The investment objective, principal investment strategies and investment risks of the Government Securities Fund and its corresponding Acquiring Fund, Government Securities Fund (new), are identical. Although there are differences between the investment objective of U.S. Government Bond Fund and its corresponding Acquiring Fund, Government Securities Fund (new), they have identical principal investment strategies and each of these Funds substantially invests in similar types of securities -- U.S. government obligations and repurchase agreements secured by U.S. government obligations.


     The investment objective, principal investment strategies and investment risks of the Asset Allocation Fund and its corresponding Acquiring Fund, Asset Allocation Fund (new), are identical. Although there are differences between the investment objective and principal investment strategies of Balanced Assets Fund and its corresponding Acquiring Fund, Asset Allocation Fund (new), each of these Funds substantially invests in similar types of securities -- a mix of equities (or stocks), fixed-income securities and cash equivalents (such as U.S. government obligations, money market instruments or other short-term, interest-bearing instruments).


     One additional difference exists between the Balanced Assets Fund and the Asset Allocation Fund (new). For the Balanced Assets Fund, which is sub-advised by a single investment sub-adviser (Banc of America Capital Management, Inc. ("BACAP")), its corresponding Acquiring Fund utilizes a "multi-manager" approach, which means that it is managed by more than one sub-adviser. BACAP and Chicago Equity Partners LLC ("Chicago Equity") will each manage a portion of the assets of the Asset Allocation Fund (new). Chicago Equity will manage its equity portion and BACAP will manage its non-equity portion. One effect of this is that, if the Reorganization is approved by the Balanced Assets Fund shareholders, BACAP may sell a portion of the Balanced Assets Fund's equity securities prior to the Reorganization. This is because the equity portion of the Asset Allocation Fund (new) consists primarily of common stocks of blue chip companies, whereas the equity portion of the Balanced Assets Fund consists primarily of common stocks believed to be undervalued.


     Accordingly, although the Asset Allocation Fund (new) is expected to have a portfolio of securities of similar type as those held by the Balanced Assets Fund, it in some instances will not hold exactly the same securities. If BACAP sells these securities in anticipation of the Reorganization, the Balanced Assets Fund will incur brokerage commissions and such sales may result in taxable capital gain or other distributions to the

Balanced Assets Fund's shareholders. The plan for the Balanced Assets Fund to sell securities prior to the Reorganization could result in selling securities at a disadvantageous time and could result in the Balanced Asset Fund realizing losses that would not otherwise have been realized. The proceeds of any such sale are expected to be held in temporary investments until the Reorganization.


     For additional information about these and other similarities and differences between the investment objectives and principal investment strategies of the Acquired Funds and Acquiring Funds, see "The Reorganization -- Comparison of Investment Management, Investment Objective and Principal Investment Strategies."



     Overview of Service Providers


     With the exception of one of the investment sub-advisers to the Balanced Assets Fund (discussed above), the Acquired Funds and their corresponding Acquiring Funds have the same service providers, including Banc of America Advisors, Inc. ("BAAI"), their investment adviser. Please see discussion under "The Reorganization -- Comparison of Advisory and Other Service Arrangements and Fees."



     Overview of Purchase, Redemption, Distribution, Exchange and Other
     Procedures


     The purchase, redemption, distribution, exchange and other policies and procedures of each share class of each Acquired Fund are identical to those of the corresponding share class of the corresponding Acquiring Fund. For more information concerning these policies and procedures, see "The Reorganization -- Comparison of Purchase, Redemption, Distribution and Exchange Policies and other Shareholder Transactions and Services."


     Federal Income Tax Consequences

     The Reorganization is not expected to result in the recognition of gain or loss, for federal income tax purposes, by the Acquired Funds, the Acquiring Funds or their respective shareholders. However, the sale of securities by any Acquired Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable distributions to such Acquired Fund's shareholders. See "The Reorganization -- Material Federal Income Tax Consequences" for additional information. Since their inception, each of the Acquired Funds and Acquiring Funds believes it has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Acquired Fund and Acquiring Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income distributed to shareholders.



     Principal Risk Factors

     Investments in the Acquiring Funds will involve substantially similar risks as those of the corresponding Acquired Funds.

     The U.S. Government Bond Fund, Government Securities Fund and Government Securities Fund (new) each have the following risks:


   o Investment strategy risk -- There is a risk that the value of the investments that each Fund's management team chooses will not rise a high as the team expects, or will fall.


   o Interest rate risk -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


   o Credit risk -- A Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.


   o Changing distribution levels -- The level of monthly income distributions paid by a Fund depends on the amount of income paid by the securities a Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.


   o Mortgage-related risk -- The value of a Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.


   o Asset-backed securities risk -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.


     The Balanced Assets Fund, Asset Allocation Fund and Asset Allocation Fund
(new) each have the following risks:


   o Investment strategy risk -- Each Fund's management team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.


   o Stock market risk -- The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this Proxy/

     Prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.


   o Interest rate risk -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


   o Credit risk -- A Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.


   o Mortgage-related risk -- The value of a Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.


   o Asset-backed securities risk -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.


                               THE REORGANIZATION


Description of the Reorganization Agreements

     The Reorganization Agreements are the governing documents of the Reorganization. Among other things, each provides for (i) the transfer of all of the assets and liabilities of each Acquired Fund to its corresponding Acquiring Fund in exchange for shares of equal value of the same classes of the Acquiring Fund; and (ii) the distribution of Acquiring Fund shares to shareholders of the respective Acquired Funds in liquidation of that Acquired Fund. The completion of the Reorganization is conditioned upon the Trust, the Company, Reserves and Nations Funds Trust receiving an opinion from Morrison & Foerster LLP that the exchange of shares contemplated under the Reorganization will be tax-free under federal income tax law. Each Reorganization Agreement sets forth representations and warranties of the parties and describes the mechanics of the transaction and includes a number of other conditions to the completion of the Reorganization, such as the requirement that good standing certificates be obtained by each party and that no stop-orders or similar regulatory barriers have been issued by the SEC.


     The Reorganization Agreements also provide that the Reorganization may be abandoned at any time before the closing of the Reorganization (the "Closing") by either party if any condition precedent is not satisfied or otherwise by mutual consent of the parties. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by Acquired Fund shareholders: (i) the parties may, by written agreement authorized by the respective Board of the Trust, the Company and/or Reserves and the Board of Trustees of Nations Funds Trust and with or without the approval of their shareholders, amend any of the provisions of the respective Reorganization Agreement and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the respective Board of the Trust, the Company and/or Reserves or the Board of Trustees of Nations Funds Trust with or without the approval of shareholders). Additionally, the Reorganization Agreements provide that the Reorganization of one Fund is not conditioned upon the Reorganization of any other Fund.


     Upon completion of the Reorganization, all outstanding shares of each Acquired Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the corresponding Acquiring Fund. At Closing, the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund as described above.


     The Reorganization Agreement provides that BAAI and/or its affiliates will bear all customary expenses associated with the Reorganization. Neither the Acquired Funds nor their shareholders will bear any of these costs.


     A copy of each Reorganization Agreement is available at no charge by calling or writing Nations Funds Trust, the Trust, the Company and/or Reserves at the toll-free number or address listed on the first page of the Proxy/Prospectus. Copies of the Reorganization Agreements are also available at the SEC's website (www.sec.gov).


Reasons for the Reorganization


   The Reorganization offers several benefits to Acquired Fund shareholders:


   o With respect to all of the Acquired Funds, the Reorganization is part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. Over time, management expects to reduce the number of companies in the Nations Funds family without necessarily impacting investment alternatives. Management believes that if it were permitted to operate the same number of mutual funds but housed in fewer companies, certain efficiencies and benefits to shareholders in the Nations Funds family should accrue over the long term. These benefits may include, among other things, cost savings relating to the potential reduction of accounting, legal and securities registration costs.


   o With respect to the U.S. Government Bond Fund and the Balanced Assets Fund only, the primary reason for the Reorganization is management's belief that the interests of the shareholders of the Acquired Funds would likely be better served if they participated in the Reorganization, thereby enabling shareholders to own shares of the corresponding Acquiring Funds with their significantly larger asset size (assuming each Acquired Fund's shareholders approve the Reorganization), while at the same time allowing the Acquired Fund shareholders to remain invested in a similar mutual fund in the Nations Funds family. Because the corresponding Acquiring Funds would have a significantly larger asset size than each Acquired Fund standing alone, they would have total operating expense ratios that would be no higher than that of the corresponding Acquired Funds, and may be lower over time (before and after waivers and/or reimbursements and assuming each Acquired Fund's shareholders approve the Reorganization). Accordingly, management, including the Boards of the Trust and the Company, believes that the proposed Reorganization should benefit the U.S. Government Bond Fund and the Balanced Assets Fund shareholders by, among other things: (i) offering actual or potential reductions in total operating expense ratios for Acquired Fund shareholders; and (ii) offering shareholders the opportunity to remain invested in either the same or a generally similar mutual fund in the Nations Funds family.


   o With respect to all of the Acquired Funds, the Acquiring Funds will be part of a Delaware business trust, which generally is viewed as having more flexibility in its operations than Massachusetts business trusts like the Trust and Reserves and a Maryland corporation like the Company.


     Specifically, the Acquiring Funds would have greater flexibility in their investment policies, including policies that permit them to adopt a "master-feeder" structure. A master-feeder structure will only be adopted if the Board approves such a change as being in the interests of a Fund and its shareholders. In evaluating this change, the Board would consider both the potential benefits and disadvantages of this type of structure. One potential advantage is that feeder funds investing in the same master portfolio can reduce their expenses through sharing of costs of managing and administering a larger combined pool of assets. Another potential advantage is that the master portfolio may have opportunities to pursue other distribution channels -- such as private investment companies or offshore fund investors -- that would not otherwise be available to stand-alone mutual funds. One potential disadvantage is that if there are other feeders in the master portfolio, a Fund's voting impact on the master portfolio could be diminished. Additionally, if the Fund were to withdraw its investment from the master portfolio, such withdrawal could result in a distribution in kind of portfolio securities (as opposed to cash) by the master portfolio to the Fund. That distribution could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Fund's investment portfolio. In addition, if securities were distributed, the Acquiring Fund generally would incur brokerage commissions, capital gains or losses, and/or other charges in converting the securities to cash. This could result in a lower net asset value of a shareholder's shares and/or certain adverse tax consequences for a shareholder.


     Also, as part of Nations Funds Trust, the Acquiring Funds would be governed under a more flexible charter document which could be amended by Nations Funds Trust's Board without the necessity of soliciting shareholders, thereby otherwise saving costs relating to proxy solicitations on certain routine matters.


   o With respect to all of the Acquired Funds, shareholders are not expected to bear any customary costs associated with the Reorganization, including solicitation costs.

Board Consideration


     The Boards of the Trust, the Company and Reserves each unanimously voted to approve the respective Reorganization Agreement at meetings held on August 23, 2000. During deliberations, each Board (with the advice and assistance of independent counsel), as applicable, reviewed and considered, among other things: (1) the various aspects of the Reorganization and the Reorganization Agreement; (2) the U.S. Government Bond Fund's and the Balanced Assets Fund's current asset levels; (3) the investment advisory and other fees paid by the Acquired Funds, and the historical and projected expense ratios for the Acquired Funds, as compared with those of their corresponding Acquiring Funds; (4) the expected cost savings for all of the Acquired Funds' shareholders; (5) the investment objectives, principal investment strategies and risks of the Acquired Funds and their relative compatibility with those of their corresponding Acquiring Funds; (6) the historical investment performance records of the Acquired Funds and the Acquiring Funds; (7) the fact that Acquired Fund shareholders would experience no change in shareholder services with respect to their class of shares; (8) the Reorganization as part of a broader initiative to streamline the operations of the Nations Funds family; (9) the fact that the Acquiring Funds as part of Nations Funds Trust would have greater flexibility in their investment policies and would be governed under a more flexible charter document which could be amended by the Board without the necessity of soliciting shareholders, thereby otherwise saving costs relating to proxy solicitations on certain routine matters; (10) the anticipated tax-free nature of the exchange of shares in the Reorganization; (11) the fact that the customary costs associated with the Reorganization would not be borne by Acquired Fund or Acquiring Fund shareholders; (12) potential benefits of the Reorganization, if any, to other persons, including BAAI and its affiliates (e.g., the benefit of consolidating resources within BAAI and its affiliates); and (13) the fact that moving from a single adviser to a multi-manager approach in the case of the Balanced Assets Fund may cause a repositioning in that Acquired Fund's portfolio prior to the Reorganization, thereby possibly causing such Acquired Fund to incur increased brokerage commissions and to make taxable capital gain or other distributions to its shareholders.


     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Boards of the Trust, the Company and Reserves, including all of the non-interested Trustees/Directors of each such Board, determined that participation in the Reorganization, as contemplated by the respective Reorganization Agreement, was in the best interests of each Acquired Fund, and that the shares of each Acquired Fund would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Nations Funds Trust, including all of the non-interested Trustees, also evaluated the Reorganization and based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined that participation in the Reorganization, as contemplated by each Reorganization Agreement, was in the best interests of the Acquiring Funds and that the shares of the Acquiring Funds would not be diluted as a result of the Reorganization.


     THE BOARDS OF THE TRUST, THE COMPANY AND RESERVES UNANIMOUSLY RECOMMEND THAT ACQUIRED FUND SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION AGREEMENTS.

Comparison of Investment Management, Investment Objective and Principal Investment Strategies


     The investment objective, principal investment strategies and investment risks of the Government Securities Fund and its corresponding Acquiring Fund, Government Securities Fund (new), are identical. Although there are differences between the investment objective of U.S. Government Bond Fund and its corresponding Acquiring Fund, Government Securities Fund (new), they have identical principal investment strategies and each of these Funds substantially invests in similar types of securities -- U.S. government obligations and repurchase agreements secured by U.S. government obligations.


     The investment objective, principal investment strategies and investment risks of the Asset Allocation Fund and its corresponding Acquiring Fund, Asset Allocation Fund (new), are identical. Although there are differences between the investment objective and principal investment strategies of Balanced Assets Fund and its corresponding Acquiring Fund, Asset Allocation Fund (new), each of these Funds substantially invests in similar types of securities -- a mix of equities (or stocks), fixed-income securities and cash equivalents (such as U.S. government obligations, money market instruments or other short-term, interest-bearing instruments). In addition, the Balanced Assets Fund and Asset Allocation Fund (new) currently have the same target allocation mix. In each case, the investment adviser and/or sub-adviser seeks to achieve, under normal conditions, a mix of 60% equity securities and 40% fixed-income securities. The chart below compares these investment objectives and principal investment strategies in greater detail. Additional information on the Acquired Funds' and Acquiring Funds' investment objectives and principal investment strategies is contained in their Prospectuses and Statements of Additional Information.


     Although the Balanced Assets Fund employs similar investment strategies as its Acquiring Fund, Asset Allocation Fund (new), there is one primary difference between the Balanced Assets Fund and Asset Allocation Fund (new):


   o The Investment Sub-Adviser -- As described in the chart below, unlike the Balanced Assets Fund, which is sub-advised solely by BACAP, Asset Allocation Fund (new) will utilize a "multi-manager" approach, whereby BACAP and Chicago Equity each manage a portion of the assets of the Fund.


     In addition, in order to qualify as a tax-free reorganization under the Code, each Acquiring Fund may be required to hold a certain percentage of the assets of its corresponding Acquired Fund for a period of time in accordance with the Code and Treasury Regulations. This provision may require the investment sub-adviser of an Acquiring Fund to retain a security longer than it otherwise would absent such requirement.



                         U.S. Government Bond Fund              Government Securities Fund (new)
                 ----------------------------------------   ----------------------------------------
  Investment     BAAI is the Acquired Fund's investment     BAAI is the Acquiring Fund's investment
  Management     adviser. BACAP is the Acquired Fund's      adviser. BACAP is the Acquiring Fund's
                 investment sub-adviser. BACAP's Fixed      investment sub-adviser. BACAP's Fixed
                 Income Management Team makes the           Income Management Team makes the
                 day-to-day investment decisions for the    day-to-day investment decisions for the
                 Acquired Fund.                             Acquiring Fund.

                           U.S. Government Bond Fund                        Government Securities Fund (new)
               -------------------------------------------------   -------------------------------------------------
  Investment   The Acquired Fund seeks total return and            The Acquiring Fund seeks high current
  Objective    preservation of capital by investing in U.S.        income consistent with moderate fluctuation
               government securities and repurchase                of principal.
               agreements collateralized by such securities.

  Principal    The Acquired Fund normally invests at least         The Acquiring Fund normally invests at least
  Investment   65% of its assets in U.S. government                65% of its assets in U.S. government
  Strategies   obligations and repurchase agreements               obligations and repurchase agreements
               secured by these securities.                        secured by these securities.

               The Acquired Fund may also invest in the            The Acquiring Fund may also invest in the
               following securities rated investment grade at      following securities rated investment grade at
               the time of investment:                             the time of investment:

               o mortgage-related securities issued by             o mortgage-related securities issued by
                 governments, their agencies or instrumen-           governments, their agencies or instrumen-
                 talities, or corporations.                          talities, or corporations.

               o asset-backed securities or municipal              o asset-backed securities or municipal
                 securities.                                         securities.

               o corporate debt securities, including bonds,       o corporate debt securities, including bonds,
                 notes and debentures.                               notes and debentures.

               The Acquired Fund may also invest in                The Acquiring Fund may also invest in
               securities that aren't part of its principal        securities that aren't part of its principal
               investment strategies, but it won't hold more       investment strategies, but it won't hold more
               than 10% of its assets in any one type of           than 10% of its assets in any one type of
               these securities. These securities are described    these securities. These securities are described
               in its SAI.                                         in its SAI.

               Normally the Acquired Fund's average                Normally the Acquiring Fund's average
               dollar-weighted maturity will be between five       dollar-weighted maturity will be between five
               and 30 years.                                       and 30 years.

               When selecting individual investments, the          When selecting individual investments, the
               team:                                               team:

               o looks at a fixed income security's potential      o looks at a fixed income security's potential
                 to generate both income and price                   to generate both income and price
                 appreciation                                        appreciation

               o allocates assets primarily among U.S.             o allocates assets primarily among U.S.
                 government obligations, including securities        government obligations, including securities
                 issued by government agencies,                      issued by government agencies,
                 mortgage-backed securities and U.S.                 mortgage-backed securities and U.S.
                 Treasury securities, based on how they              Treasury securities, based on how they
                 have performed in the past, and on how              have performed in the past, and on how
                 they are expected to perform under current          they are expected to perform under current
                 market conditions. The team may change              market conditions. The team may change
                 the allocations when market conditions              the allocations when market conditions
                 change                                              change

               o selects securities using structure analysis,      o selects securities using structure analysis,
                 which evaluates the characteristics of a            which evaluates the characteristics of a
                 security, including its call features, coupons      security, including its call features, coupons
                 and expected timing of cash flows.                  and expected timing of cash flows.

                          U.S. Government Bond Fund                            Government Securities Fund (new)
                 -------------------------------------------------   -------------------------------------------------
                 The team may sell a security when it believes       The team may sell a security when it believes
                 the security is overvalued, there is a              the security is overvalued, there is a
                 deterioration in the security's credit rating or    deterioration in the security's credit rating or
                 in the issuer's financial situation, when other     in the issuer's financial situation, when other
                 investments are more attractive, or for other       investments are more attractive, or for other
                 reasons.                                            reasons.


                          Government Securities Fund                       Government Securities Fund (new)
                 -------------------------------------------         -------------------------------------------
  Investment     This Fund has the same investment adviser           This Fund has the same investment adviser
  Management     and sub-adviser as its corresponding                and sub-adviser as its corresponding
                 Acquiring Fund.                                     Acquired Fund.


  Investment     This Fund has the same investment                   This Fund has the same investment
  Objective      objective as its corresponding Acquiring            objective as its corresponding Acquired
                 Fund.                                               Fund.

  Principal      This Fund has the same principal                    This Fund has the same principal
  Investment     investment strategies as its corresponding          investment strategies as its corresponding
  Strategies     Acquiring Fund.                                     Acquired Fund.


                             Balanced Assets Fund                             Asset Allocation Fund (new)
                 --------------------------------------------        --------------------------------------------
  Investment     BAAI is the Acquired Fund's investment              BAAI is the Acquiring Fund's investment
  Management     adviser. BACAP is the Acquired Fund's               adviser. The Acquiring Fund is managed by
                 investment sub-adviser. BACAP's Value               two sub-advisers: BACAP and Chicago
                 Strategies Team makes the day-to-day                Equity. Chicago Equity's Equity
                 investment decisions for the equity portion         Management Team makes the day-to-day
                 of the Acquired Fund. BACAP's Fixed                 investment decisions for the equity portion
                 Income Management Team makes the                    of the Acquiring Fund. BACAP's Fixed
                 day-to-day investment decisions for the             Income Management Team makes the
                 fixed income and money market portions              day-to-day investment decisions for the
                 of the Acquired Fund.                               fixed income and money market portions
                                                                     of the Acquiring Fund.

  Investment     The Acquired Fund seeks total return by             The Acquiring Fund seeks to obtain
  Objective      investing in equity and fixed income                long-term growth from capital appreciation,
                 securities.                                         and dividend and interest income.

  Principal      The Acquired Fund invests in a mix of               The Acquiring Fund invests in a mix of
  Investment     equity and fixed income securities, as well         equity and fixed income securities, as well
  Strategies     as money market instruments.                        as cash equivalents, including U.S.
                                                                     Government obligations, commercial paper
                                                                     and other short-term, interest-bearing
                                                                     instruments.

                    Balanced Assets Fund                          Asset Allocation Fund (new)
      -----------------------------------------------   -----------------------------------------------

      Equity securities the Acquired Fund invests       The equity securities the Acquiring Fund
      in are primarily common stock of                  invests in are primarily common stock of
      established companies believed to be              blue chip companies. These companies are
      financially strong.                               well established, nationally known
                                                        companies that have a long record of
                                                        profitability and a reputation for quality
                                                        management, products and services.


      Fixed income securities normally make up          The fixed income securities the Acquiring
      at least 25% of the Acquired Fund's assets.       Fund invests in are primarily investment
      Fixed income securities the Acquired Fund         grade bonds and notes. The Acquiring
      invests in are primarily bonds, notes and         Fund normally invests at least 25% of its
      mortgage-backed and asset-backed                  assets in senior securities. The Acquiring
      securities issued by U.S. companies and           Fund may also invest up to 35% of its
      government entities. Money market                 assets in mortgaged-backed and
      instruments the Acquired Fund invests in          asset-backed securities.
      are primarily cash equivalents, including
      U.S. government obligations, commercial
      paper and other short-term interest-bearing
      instruments.

      The Acquired Fund may also invest in              The Acquiring Fund may also invest in
      securities that aren't part of its principal      securities that aren't part of its principal
      investment strategies, but it won't hold          investment strategies, but it won't hold
      more than 10% of its assets in any one            more than 10% of its assets in any one
      type of these securities. These securities are    type of these securities. These securities are
      described in its SAI.                             described in its SAI.

      The team uses asset allocation as its             The teams use asset allocation as their
      primary investment approach. The team             primary investment approach. The teams
      allocates assets among the three asset            allocate assets among the three asset
      classes based on its assessment of the            classes based on their assessment of the
      expected risks and returns of each class.         expected risks and returns of each class.

      The team evaluates:

      o current economic and financial market
        conditions, including trends in interest rates, in the United States and abroad

      o earning and dividend prospects for
        common stocks

      o the overall stability of financial markets

      The team may change the Acquired Fund's
      asset allocation to try to increase returns and reduce risk.

                    Balanced Assets Fund                         Asset Allocation Fund (new)
      -----------------------------------------------   ---------------------------------------------
      The team identifies individual investments        For the equity portion of the Acquiring
      using the following process:                      Fund, the Equity Management Team uses
                                                        quantitative analysis to analyze
      o For the equity portion of the Acquired          fundamental information about securities
        Fund, the team evaluates the overall            and identify value. Starting with a universe
        economy, industry conditions, and the           of approximately 2000 common stocks, the
        financial condition and management of           team uses a multi-factor computer model to
        each company, using a process called            rank securities, based on the following
        fundamental analysis.                           criteria, among others:

      o For the fixed income portion of the
        Acquired Fund, the team looks for               o changes in actual and expected earnings
        securities rated investment grade at the
        time of investment. The team may                o unexpected changes in earnings
        choose unrated securities if it believes
        they are of comparable quality to               o price-to-earnings ratio
        investment grade securities at the time of
        investment.                                     o dividend discount model

      o For the money market portion of the             o price-to-cash flow
        Acquired Fund, the team chooses
        high-quality securities primarily to
        provide liquidity.

      The team may use various tax strategies,          The Equity Management Team tries to
      consistent with the Acquired Fund's               manage risk by matching the market
      investment objective, to try to reduce the        capitalization, style and industry weighting
      amount of capital gains distributed to            characteristics of the S&P SuperComposite
      shareholders. For example, the team:              1500, which is an index created by
                                                        Standard & Poor's combining the
      o may limit the number of buy and sell            companies represented in three other
        transactions it makes                           indices -- the S&P 500, the MidCap 400
                                                        and SmallCap 600. The index represents
      o will try to sell shares that have the           87% of the total capitalization of U.S.
        lowest tax burden on shareholders               equity markets. The Equity ManagementS.
                                                        Team focuses on selecting individual stocks
      o may offset capital gains by selling             to try to provide higher returns than the
        securities to realize a capital loss            S&P SuperComposite 1500 while
                                                        maintaining a level of risk similar to the
                                                        index.

      While the Acquired Fund tries to manage
      its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

                            Balanced Assets Fund                       Asset Allocation Fund (new)
                 --------------------------------------------  --------------------------------------------

                 The team may sell a security when the         The teams may sell a security when the
                 Acquired Fund's asset allocation changes,     Acquired Fund's asset allocation changes,
                 there is a deterioration in the issuer's      there is a deterioration in the issuer's
                 financial situation, when the team believes   financial situation, when the teams believe
                 other investments are more attractive, or     other investments are more attractive, or
                 for other reasons.                            for other reasons.


                            Asset Allocation Fund                      Asset Allocation Fund (new)
                 -------------------------------------------   -------------------------------------------
  Investment     This Fund has the same investment adviser     This Fund has the same investment adviser
  Management     and sub-adviser as its corresponding          and sub-adviser as its corresponding
                 Acquiring Fund.                               Acquired Fund.


  Investment     This Fund has the same investment             This Fund has the same investment
  Objective      objective as its corresponding Acquiring      objective as its corresponding Acquired
                 Fund.                                         Fund.

  Principal      This Fund has the same principal              This Fund has the same principal
  Investment     investment strategies as its corresponding    investment strategies as its corresponding
  Strategies     Acquiring Fund.                               Acquired Fund.

Comparison of Investment Policies and Restrictions

     The Acquiring Funds will have a more streamlined set of fundamental and non-fundamental investment policies and restrictions. Some of each Acquired Fund's current investment policies and restrictions may limit its portfolio management team from investing in a security that is both consistent with the investment objective of such Acquired Fund and also is believed to be a good investment. One reason for changing some of these investment policies is to remove restrictions that unnecessarily hamper the portfolio management team's investment discretion. Some of these restrictions were put in place by the Acquired Funds as a result of the directives of various state securities commissions. Changes to federal securities laws have superseded these directives. Another reason is management's desire to migrate towards uniform investment policies for all funds in the Nations Funds family.

     One of the differences between the Acquiring Funds' fundamental policies and those of the Acquired Funds is that the Acquiring Funds will have the ability under their fundamental policies to invest all of their assets in a master portfolio rather than in individual securities.

     For a detailed comparison of the fundamental investment policies and limitations of the Acquired Funds and the Acquiring Funds, see Appendix III to this Proxy/Prospectus.


Comparison of Forms of Business Organization

     Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of the gaps and typically create additional operational rules and restrictions that funds must follow. The Balanced Assets Fund is a series of the Trust. The U.S. Government Bond and Government Securities Fund are series of the Company. The Asset Allocation Fund is a series of Reserves and the Government Securities Fund (new) and Asset Allocation Fund (new) are series of Nations Funds Trust. As noted, the Trust and Reserves are Massachusetts business trusts and the Company is a Maryland corporation. The proposed Reorganization would reorganize each Acquired Fund into series of Nations Funds Trust, which is a Delaware business trust. While there are few differences between these forms of organization, one advantage to a Delaware business trust is its potentially greater flexibility. Generally, under Delaware business trust law, a mutual fund's governing instrument, called a declaration of trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds organized in Delaware generally have more flexibility in their operations and certainty about any operational restrictions.

     The following discussion outlines some of the differences between the state law and documents currently governing the Acquired Funds of the Trust, the Company and Reserves and those which apply to the Acquiring Funds as series of Nations Funds Trust.

   o The Board of Trustees. Maryland corporations such as the Company, are governed by a Board of Directors. Massachusetts business trusts, such as the Trust and Reserves, are governed by a Board of Trustees. The Acquiring Funds, as series of Nations Funds Trust will be governed by a Board of Trustees. There are no practical differences between a "trustee" and "director." The Board of Nations Funds Trust will have eleven Trustees, ten of whom currently serve as Trustees of the Trust and Reserves and as Directors of the Company, with the eleventh currently serving in an advisory capacity to the Boards of the Trust, the Company and Reserves.

   o Governing Documents. Maryland corporations are typically governed by organizational documents called articles of incorporation and by-laws. Massachusetts and Delaware business trusts are governed by similar sets of documents, typically called a declaration of trust and by-laws. These governing documents are generally similar, although there are some differences. For example, in order for the Company to dissolve under Maryland law, a majority of all outstanding shares of the Company generally must approve such a dissolution. In contrast, the Declaration of Trust of Nations Funds Trust provides that Nations Funds Trust, or any series of Nations Funds Trust, may be dissolved at any time by the Board of Nations Funds Trust upon written notice to shareholders. In addition, Nations Funds Trust's Declaration of Trust, as permitted by Delaware law, provides that shareholders of series of Nations Funds Trust would be entitled to vote on mergers, acquisitions and consolidations involving such series, only to the extent required by federal securities law. By limiting mandatory shareholder votes to those matters expressly required under the federal securities laws, the Acquiring Funds could save costs by not having to schedule special shareholder meetings and solicit shareholder proxies. Although as shareholders of an Acquiring Fund of Nations Funds Trust shareholders may no longer have certain rights, it is anticipated that the Acquiring Funds would benefit from a reduction in expenses associated with potential proxy solicitations on these matters.

     In general, the attributes of a share of common stock in the case of a Maryland corporation such as the Company and a share of beneficial interest in the case of a Massachusetts business trust, are comparable to those of a share of beneficial interest of a Delaware business trust such as Nations Funds Trust, i.e., shares of all are entitled to one vote per share held and fractional votes for fractional shares held.

   o Shareholder Liability. Under Maryland law, shareholders are not personally liable for the debts of a fund. Under Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the debts and obligations of a Massachusetts business trust. In contrast, under Delaware law, shareholders of a Delaware business trust like Nations Funds Trust are not liable for the debts and obligations of such trust.


Comparison of Acquired Fund and Acquiring Fund Performance

     No comparison of the performance of the Government Securities Fund and its Acquiring Fund, or of the Asset Allocation Fund and its Acquiring Fund, is provided because each Acquiring Fund was created to continue the business of its corresponding Acquired Fund, and each Acquiring Fund has no performance record of its own and will succeed to the Acquired Fund performance record upon the Reorganization. Similarly, no comparison of the performance of the U.S. Government Bond Fund and its Acquiring Fund, or of the Balanced Assets Fund and its Acquiring Fund is provided because these Acquiring Funds do not yet have any performance record with which to make a comparison.


     Please see Appendix II, however, for the performance records of Nations Asset Allocation Fund and Nations Government Securities Fund. The past performance of these Funds is no guarantee of how the Asset Allocation Fund
(new) and Government Securities Fund (new) will perform.


Comparison of Advisory and Other Service Arrangements and Fees

     The Acquired Funds and the Acquiring Funds have the same service providers. Immediately after the Reorganization, these service providers are expected to continue to serve the Acquiring Funds in the capacities indicated below, with the exceptions shown below.


        Service Providers for the Acquired Funds and the Acquiring Funds


     Investment Adviser          BAAI

     Investment                  Sub-Adviser BACAP, except for the Asset
                                 Allocation Fund and the Asset Allocation Fund
                                 (new), which are managed by both BACAP and
                                 Chicago Equity

     Distributor                 Stephens Inc. ("Stephens")

     Co-Administrator            BAAI

     Co-Administrator            Stephens

     Sub-Administrator           The Bank of New York

     Custodian                   The Bank of New York

     Transfer Agent              PFPC Inc.

     Sub-Transfer Agent          Bank of America, N.A. ("Bank of America")
                                 (for Primary A shares only)

     Independent Accountants     PricewaterhouseCoopers LLP

     Investment Advisory and Sub-Advisory Services and Fees

     BAAI serves as the investment adviser for each Acquired Fund and each Acquiring Fund. Each Acquired Fund and each Acquiring Fund pay an advisory fee, computed daily and paid monthly, to BAAI based on each such Fund's average daily net assets. Currently the maximum advisory fee rate for each of the Balanced Assets Fund and the Asset Allocation Fund is 0.65%.(1) The maximum advisory fee rate for each of the U.S. Government Bond Fund and the Government Securities Fund is 0.50%.(2) The maximum advisory fee rate for each of the Acquiring Funds is the same as its corresponding Acquired Fund. BACAP is the sub-adviser for each Acquired Fund except for the Asset Allocation Fund, which is sub-advised by BACAP and Chicago Equity, as noted. BAAI pays BACAP, and in the case of the Asset Allocation Fund, BACAP and Chicago Equity, sub-advisory fees, computed daily and paid monthly, at the maximum annual rate of 0.25% for each of the Balanced Assets Fund and the Asset Allocation Fund, and 0.15% for each of the U.S. Government Bond Fund and the Government Securities Fund of the Acquired Funds' and the corresponding Acquiring Funds' average daily net assets managed by such sub-adviser. BAAI, BACAP and Chicago Equity are registered investment advisers, and BAAI and BACAP are wholly-owned subsidiaries of Bank of America. Currently, BAAI advises over 70 mutual funds in the Nations Funds family and BACAP has over 200 institutional clients and sub-advises more than 50 mutual funds in the Nations Funds family.

--------

(1) Currently, BAAI is under a contractual commitment to cap Fund level expenses for the Balanced Assets Fund until July 31, 2001. The waivers and/or reimbursements necessary to maintain those expense levels may come from BAAI's advisory fees, administration fees and/or other fees and expenses (excluding Rule 12b-1/shareholder servicing fees), at BAAI's discretion. After July 31, 2001, it is possible that all waivers and/or reimbursements could be discontinued.

(2) Currently, BAAI is under a contractual commitment to cap Fund level expenses for the U.S. Government Bond Fund until July 31, 2001. The waivers and/or reimbursements necessary to maintain those expense levels may come from BAAI's advisory fees, administration fees and/or other fees and expenses (excluding Rule 12b-1/shareholder servicing fees), at BAAI's discretion. After July 31, 2001, it is possible that all waivers and/or reimbursements could be discontinued. In addition, BAAI is under a contractual commitment to cap the advisory fee rate for the Government Securities Fund and U.S. Government Bond Fund at 0.40% until July 31, 2001. After July 31, 2001, it is possible that such commitment could be discontinued.


     The following table shows the investment advisory fees, both before and after waivers, for the Acquired Funds and their corresponding Acquiring Funds (as of December 1, 2000 and assuming each Acquired Fund's shareholders approve the Reorganization). It is possible that one or both of the Acquired Funds will not approve their respective Reorganization. The pro forma presentation is not shown here for either of these scenarios because each such scenario would result in a shell transaction only and the total operating expense ratios would remain as they were before the Reorganization. Detailed pro forma advisory fee information, including these addition scenarios, is included in Appendix I.


                       Investment Advisory Fee Information


                                                                                             Pro Forma
                                   Advisory Fees                                           Advisory Fees
                                   Before/After                                            Before/After
         Acquired Fund                Waivers                 Acquiring Fund                  Waivers
------------------------------   ----------------   ----------------------------------   ----------------
  U.S. Government Bond Fund      0.50%/0.24%        Government Securities Fund (new)     0.50%/0.40%
  Government Securities Fund     0.50%/0.40%        Government Securities Fund (new)     0.50%/0.40%
  Balanced Assets Fund           0.65%/0.46%        Asset Allocation Fund (new)          0.65%/0.65%
  Asset Allocation Fund          0.65%/0.65%        Asset Allocation Fund (new)          0.65%/0.65%

     BAAI, the Acquired Funds and Acquiring Funds are currently seeking an exemptive order from the SEC that would permit BAAI to engage a different or additional sub-adviser for a fund, to continue the engagement of a sub-adviser who has experienced a change in its ownership or corporate structure or under an agreement that has materially changed, with the approval of the respective Board, but without submitting the sub-advisory change to a vote of the fund's shareholders, under certain circumstances. If this exemptive order is granted and the proposed Reorganization is approved, BAAI, the Acquired Funds or Acquiring Funds will inform shareholders of any such sub-advisory change, which may include: (i) engaging new or additional sub-advisers, (ii) terminating or replacing one or more sub-advisers, or (iii) materially amending an existing sub-advisory agreement. Unless and until this exemptive order is granted and the proposed Reorganization is approved, consistent with applicable law, the Acquired Funds will continue to submit any such sub-advisory changes to the Acquired Funds' shareholders for approval.



     Administration Services


     Stephens and BAAI are the co-administrators for the Acquired Funds and Acquiring Funds. Stephens and BAAI provide the Acquired Funds and Acquiring Funds with administrative services, including, among other things, general supervision of their non-investment operations, preparation of proxy statements and shareholder reports and general supervision of data completion in connection with preparing periodic reports to the respective Boards of the Trust, the Company, Reserves and Nations Funds Trust. For these services and the assumption of expenses, Stephens and BAAI are entitled to a monthly fee, in the aggregate, at the annual rate of 0.22% of the Acquired Funds' and corresponding Acquiring Funds' average daily net assets in the case of the U.S. Government Bond Fund and the Government Securities Fund, and 0.23% of the Acquired Funds' and corresponding Acquiring Funds' average daily net assets in the case of the Balanced Assets Fund and the Asset Allocation Fund.



     Distribution and Shareholder Servicing Arrangements


     Shares of the Acquired Funds and Acquiring Funds are distributed by Stephens, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act").


     Primary A Shares

     Primary A shares are not subject to any distribution or shareholder servicing fees and, accordingly, the Acquired Funds and the Acquiring Funds have not adopted any related plans.


     Investor A Shares

     Pursuant to combined distribution and shareholder servicing plans adopted pursuant to Rule 12b-1 under the 1940 Act by the Acquired Funds and Acquiring Funds for their Investor A shares, the Acquired Funds and Acquiring Funds may compensate Stephens for any activities or expenses primarily intended to result in the sale of Investor A shares, including sales related services provided by banks, broker/dealers or other financial institutions ("Selling Agents") that have entered into a sales support agreement with Stephens. In addition, the Acquired Funds and Acquiring Funds may compensate or reimburse broker/dealers, banks and other financial institutions ("Servicing Agents") which provide shareholder support services to their customers who own Investor A shares. This shareholder servicing and distribution plan provides that the Acquired Funds and

Acquiring Funds may pay Stephens, Selling Agents that have entered into a sales support agreement with Stephens, or Servicing Agents that have entered into a Shareholder Servicing Agreement with the Acquired Funds and Acquiring Funds up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A shares of the Acquired Funds and Acquiring Funds.


     Investor B Shares and Investor C Shares

     The Acquired Funds and Acquiring Funds have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor B Shares and Investor C Shares of the Acquired Funds and Acquiring Funds. Pursuant to these distribution plans, the Acquired Funds and Acquiring Funds may pay Stephens for expenses incurred in connection with the marketing or distribution of the Acquired Funds' and Acquiring Funds' shares, including sales related services provided by selling agents that have entered into a sales support agreement with Stephens. Payments under these distribution plans will be calculated daily and paid monthly and may not exceed 0.75% on an annualized basis of the average daily net asset value of the Investor B Shares and Investor C Shares of the Acquired Funds and Acquiring Funds. The Acquired Funds and Acquiring Funds have also adopted shareholder servicing plans with respect to the Investor B Shares and Investor C Shares of the Acquired Funds and Acquiring Funds. Pursuant to these shareholder servicing plans, the Acquired Funds and Acquiring Funds may compensate or reimburse Servicing Agents that provide shareholder support services to their customers who own shares of the Acquired Funds or Acquiring Funds. Payments under these shareholder servicing plans will be calculated daily and paid monthly and may not exceed 0.25% (on an annual basis) of the average daily net assets of the Investor B Shares and Investor C Shares.


Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder Transactions and Services


     As a result of the Reorganization, Acquired Fund shareholders will hold shares of the same class of Acquiring Fund that they held in each Acquired Fund. For example, an Acquired Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the corresponding Acquiring Fund. Accordingly, all of the purchase, redemption, distribution, exchange policies and other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. As noted, no sales charges or sales loads will be imposed in connection with the exchange of shares in the Reorganization.


Material Federal Income Tax Consequences


     As noted, the exchange of shares in the Reorganization is expected to be tax free under federal income tax law.


     The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to Acquired Fund shareholders. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. An Acquired Fund shareholder's tax treatment may vary depending upon his or her particular situation. An Acquired Fund shareholder also may be subject to special rules not discussed below if they are a certain kind of shareholder, including: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; or a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization.


     Neither the Trust, the Company, Reserves nor Nations Funds Trust has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service may adopt positions contrary to that discussed below and such positions could be sustained. An Acquired Fund shareholder is urged to consult with his or her own tax advisors and financial planners as to the particular tax consequences of the Reorganization to the Acquired Fund shareholder, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.


     The Reorganization, with respect to each Acquired Fund and its corresponding Acquiring Fund, is intended to qualify as a "reorganization" for federal income tax purposes. In this regard, the obligation of the Acquired Funds and the Acquiring Funds to consummate the Reorganization is conditioned upon the receipt by the Trust, the Company, Reserves and Nations Funds Trust of an opinion of Morrison & Foerster LLP reasonably acceptable to the Trust, the Company, Reserves and Nations Funds Trust substantially to the effect that the Reorganization, with respect to each Acquired Fund and its corresponding Acquiring Fund, will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code and, in such connection, that the Acquired Fund and its corresponding Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code. Provided that the Reorganization so qualifies:


   o Neither the Acquired Funds, the Acquiring Funds nor their respective shareholders will recognize any gain or loss pursuant to the Reorganization.


   o An Acquired Fund shareholder's aggregate tax basis for the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.


   o An Acquired Fund shareholder's holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the Acquired Fund shares are held.


     The tax opinion of Morrison & Foerster LLP described above is based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Trust, the Company and Reserves, on behalf of their respective Acquired Funds, and Nations Funds Trust, on behalf of the Acquiring Funds, which if incorrect in any material respect would jeopardize the conclusions reached by Morrison & Foerster LLP in the opinion. In addition, in the event that the Trust, the Company, Reserves and/or Nations Funds Trust are unable to obtain the tax opinion, they are permitted under the Reorganization Agreements to waive the receipt of such tax opinion as a condition to their obligation to consummate the Reorganization.


     Regardless of whether the acquisition of the assets and liabilities of each Acquired Fund by the corresponding Acquiring Fund qualifies as a tax-free reorganization as described above, the sale of securities by the Acquired Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable distribution to Acquired Fund shareholders.


     Since its formation, each Acquired Fund and Acquiring Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each Acquired Fund and Acquiring Fund believes it has been, and expects to continue to be, relieved of federal income tax liability on its taxable income distributions to its shareholders.


Capitalization


     The following tables show the total net assets, number of shares outstanding and net asset value per share of each Acquired Fund and Acquiring Fund. This information is generally referred to as the "capitalization." The term "pro forma capitalization" means the expected capitalization of each Acquiring Fund after it has combined with its corresponding Acquired Fund, i.e., as if the Reorganization had already occurred.


     These capitalization tables are based on figures as of September 30, 2000. The ongoing investment performance and daily share purchase and redemption activity of the Acquired Funds and Acquiring Funds affects capitalization. Therefore, the capitalization on the Closing date may vary from the capitalization shown in the following tables.


     The table below shows the capitalization relating to the reorganization of the U.S. Government Bond Fund and Government Securities Fund into the Government Securities Fund (new).



                                 Total Net Assets        Shares Outstanding     Net Asset Value Per Share
                              ----------------------   ---------------------   --------------------------
U.S. Government Bond Fund       $55,630,974.00            5,746,515                  $9.68
(Fund A)                      (Primary A shares)       (Primary A shares)      (Primary A shares)
                                 $2,607,193.00              268,667                  $9.70
                              (Investor A shares)      (Investor A shares)     (Investor A shares)
                                 $8,645,303.00              893,173                  $9.68
                              (Investor B shares)      (Investor B shares)     (Investor B shares)
                                   $721,153.00               74,478                  $9.68
                              (Investor C shares)      (Investor C shares)     (Investor C shares)

Government Securities Fund     $151,990,440.00           16,035,375                  $9.48
(Fund B)                      (Primary A shares)       (Primary A shares)      (Primary A shares)
                                $53,237,827.00            5,623,627                  $9.47
                              (Investor A shares)      (Investor A shares)     (Investor A shares)
                                $24,939,807.00            2,631,264                  $9.48
                              (Investor B shares)      (Investor B shares)     (Investor B shares)
                                   $267,593.00               28,342                  $9.44
                              (Investor C shares)      (Investor C shares)     (Investor C shares)

                                       Total Net Assets        Shares Outstanding     Net Asset Value Per Share
                                    ----------------------   ---------------------   --------------------------
Government Securities Fund (new)                $0.00                     0                   $0.00
(Fund C)                            (Primary A shares)       (Primary A shares)      (Primary A shares)
                                                $0.00                     0                   $0.00
                                    (Investor A shares)      (Investor A shares)     (Investor A shares)
                                                $0.00                     0                   $0.00
                                    (Investor B shares)      (Investor B shares)     (Investor B shares)
                                                $0.00                     0                   $0.00
                                    (Investor C shares)      (Investor C shares)     (Investor C shares)

Pro Forma Combined Fund                $55,630,974.00             5,746,515                   $9.68
(Fund A + Fund C)                   (Primary A shares)       (Primary A shares)      (Primary A shares)
                                        $2,607,193.00               268,667                   $9.70
                                    (Investor A shares)      (Investor A shares)     (Investor A shares)
                                        $8,645,303.00               893,173                   $9.68
                                    (Investor B shares)      (Investor B shares)     (Investor B shares)
                                          $721,153.00                74,478                   $9.68
                                    (Investor C shares)      (Investor C shares)     (Investor C shares)

Pro Forma Combined Fund               $151,990,440.00            16,035,375                   $9.48
(Fund B + Fund C)                   (Primary A shares)       (Primary A shares)      (Primary A shares)
                                       $53,237,827.00             5,623,627                   $9.47
                                    (Investor A shares)      (Investor A shares)     (Investor A shares)
                                       $24,939,807.00             2,631,264                   $9.48
                                    (Investor B shares)      (Investor B shares)     (Investor B shares)
                                          $267,593.00                28,342                   $9.44
                                    (Investor C shares)      (Investor C shares)     (Investor C shares)

Pro Forma Combined Fund               $207,621,414.00            21,900,993                   $9.48
(Fund A + Fund B + Fund C)          (Primary A shares)       (Primary A shares)      (Primary A shares)
                                       $55,845,020.00             5,897,045                   $9.47
                                    (Investor A shares)      (Investor A shares)     (Investor A shares)
                                       $33,585,110.00             3,542,733                   $9.48
                                    (Investor B shares)      (Investor B shares)     (Investor B shares)
                                          $988,746.00               104,740                   $9.44
                                    (Investor C shares)      (Investor C shares)     (Investor C shares)

     The table below shows the capitalization relating to the reorganization of the Balanced Assets Fund and Asset Allocation Fund into the Asset Allocation Fund (new).



                                       Total Net Assets         Shares Outstanding      Net Asset Value Per Share
                                    ----------------------   -----------------------   --------------------------
Balanced Assets Fund                   $34,074,802.00             3,334,901                  $10.22
(Fund A)                            (Primary A shares)       (Primary A shares)        (Primary A shares)
                                       $10,069,608.00               986,444                  $10.21
                                    (Investor A shares)      (Investor A shares)       (Investor A shares)
                                       $45,489,386.00             4,464,564                  $10.19
                                    (Investor B shares)      (Investor B shares)       (Investor B shares)
                                          $876,088.00                86,290                  $10.15
                                    (Investor C shares)      (Investor C shares)       (Investor C shares)

                                       $17,934,129.00            754,634.00                  $23.77
Asset Allocation Fund               (Primary A shares)       (Primary A shares)        (Primary A shares)
(Fund B)                              $277,103,861.00            11,663,078                  $23.76
                                    (Investor A shares)      (Investor A shares)       (Investor A shares)
                                      $123,134,728.00             5,207,504                  $23.65
                                    (Investor B shares)      (Investor B shares)       (Investor B shares)
                                       $2,723,922.00                115,060                  $23.67
                                    (Investor C shares)      (Investor C shares)       (Investor C shares)

                                  Total Net Assets        Shares Outstanding     Net Asset Value Per Share
                               ----------------------   ---------------------   --------------------------
Asset Allocation Fund (new)                $0.00                    0                 $0.00
(Fund C)                       (Primary A shares)       (Primary A shares)      (Primary A shares)
                                           $0.00                    0                 $0.00
                               (Investor A shares)      (Investor A shares)     (Investor A shares)
                                           $0.00                    0                 $0.00
                               (Investor B shares)      (Investor B shares)     (Investor B shares)
                                           $0.00                    0                 $0.00
                               (Investor C shares)      (Investor C shares)     (Investor C shares)

Pro Forma Combined Fund           $34,074,802.00            3,334,901                 $10.22
(Fund A + Fund C)              (Primary A shares)       (Primary A shares)      (Primary A shares)
                                  $10,069,608.00              986,444                 $10.21
                               (Investor A shares)      (Investor A shares)     (Investor A shares)
                                  $45,489,368.00            4,464,564                 $10.19
                               (Investor B shares)      (Investor B shares)     (Investor B shares)
                                     $876,088.00               86,290                 $10.15
                               (Investor C shares)      (Investor C shares)     (Investor C shares)

Pro Forma Combined Fund           $17,934,129.00              754,634                 $23.77
(Fund B + Fund C)              (Primary A shares)       (Primary A shares)      (Primary A shares)
                                 $277,103,861.00           11,663,078                 $23.76
                               (Investor A shares)      (Investor A shares)     (Investor A shares)
                                 $123,134,728.00            5,207,504                 $23.65
                               (Investor B shares)      (Investor B shares)     (Investor B shares)
                                   $2,723,922.00              115,060                 $23.67
                               (Investor C shares)      (Investor C shares)     (Investor C shares)

Pro Forma Combined Fund           $52,008,931.00            2,188,007                 $23.77
(Fund A + Fund B + Fund C)     (Primary A shares)       (Primary A shares)      (Primary A shares)
                                 $287,173,469.00           12,086,425                 $23.76
                               (Investor A shares)      (Investor A shares)     (Investor A shares)
                                 $168,624,096.00            7,129,983                 $23.65
                               (Investor B shares)      (Investor B shares)     (Investor B shares)
                                   $3,600,010.00              152,092                 $23.67
                               (Investor C shares)      (Investor C shares)     (Investor C shares)

                                 VOTING MATTERS


General Information

     This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meetings by, and on behalf of, the Boards. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust, the Company and Reserves also may solicit proxies by telephone or otherwise. In this connection, the Trust, the Company and Reserves have retained ADP Proxy Services to assist in the solicitation of proxies. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by fax, by marking, signing, dating and faxing the enclosed proxy ballot(s) to ADP Proxy Services at (704) 388-2641; (3) by phone at (800) 690-6903; or 4) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting to the Trust, the Company and/or Reserves a written notice of revocation addressed to the Trust, the Company and/or Reserves at the address shown on the cover page of this Proxy/Prospectus, or a subsequently executed proxy or by attending the Meetings and voting in person.

     Any expenses incurred as a result of hiring ADP Proxy Services or any other proxy solicitation agent will be borne by BAAI and/or its affiliates.


     Only shareholders of record at the close of business on January 15, 2001 will be entitled to vote at the Meetings. On that date, 6,817,918 shares of the U.S. Government Bond Fund, 23,849,877 shares of the Government Securities Fund, 8,626,992 shares of the Balanced Assets Fund and 17,724,159 shares of the Asset Allocation Fund were outstanding and entitled to be voted. Each whole and fractional share of an Acquired Fund is entitled to a whole or fractional vote.



     If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.


Quorum

     A quorum is constituted with respect to the Acquired Funds by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of each Acquired Fund entitled to vote at the Meetings. For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of each Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present at the Meetings, or in the event that a quorum is present at the Meetings but sufficient votes to approve any Reorganization Agreement are not received by an Acquired Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies under Massachusetts law and the Trust's and Reserves's charter documents, a meeting may be adjourned for a reasonable period in order to obtain a requisite vote. Under Maryland state law, any adjourned session or sessions may be held after the date set for the original Meetings of the U.S. Government Bond Fund and the Government Securities Fund without notice except announcement at the Meetings, provided that the Meetings are not adjourned beyond the 120th day from January 15, 2001 (which is the record date). Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).


Shareholder Approval

     Each Reorganization Agreement is being submitted for approval at the Meetings by each respective Acquired Fund's shareholders pursuant to the charter documents of the Trust, the Company and Reserves, and were unanimously approved by their respective Boards at meetings held on August 23, 2000. Each Reorganization Agreement must be approved by a majority of the shares of each respective Acquired Fund present at the Meetings in person or by proxy. The Reorganization of any Acquired Fund is not conditioned upon the Reorganization of any other Acquired Fund. Accordingly, it is possible that one or more Acquired Fund(s)' shareholders will not approve the Reorganization and such Acquired Fund(s) will not be reorganized. In this event, the Board(s) will consider what further action is appropriate.

     A vote of the shareholders of the Acquiring Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.


Principal Shareholders

     The table below shows the name, address and share ownership of each person known to the Trust, the Company and Reserves to have ownership with respect to 5% or more of a class of an Acquired Fund as of January 15, 2001. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trust, the Company and/or Reserves to own such shares beneficially is designated by an asterisk.



                                                                                                        Percentage of
                                                           Class; Amount of   Percentage   Percentage     Fund Post
Fund                    Name and Address                     Shares Owned      of Class     of Fund        Closing
----------------------- ----------------------------------- ----------------- ----------- ----------- --------------
 Balanced Assets Fund   Harold A Dawson, Sr. &                Investor C          5.09%       0.05%         0.01%
                        Harold A Dawson, Jr. TTEES             4,402.116
                        Harold A Dawson Co. Inc.
                        Profit Sharing Plan
                        600 Peachtree St. NE Ste. 3700
                        Atlanta, GA 30308

                        Stuart K. Colonna TTEE                Investor C         22.97%       0.23%         0.04%
                        Bayshore Concrete Products Corp       19,864.297
                        Retirement Savings Plan
                        1 Bayshore Rd P.O. Box 230
                        Cape Charles, VA 23310

                        C A Porterfield & Rosalee Moxley &    Investor C         17.43%       0.17%         0.03%
                        Frank Minton TTEES                    15,068.024
                        Starmount Company
                        Capital Accumulation Plan
                        P.O. Box 10349
                        Greensboro, NC 27404-0349

                        C A Porterfield & Rosalee Moxley &    Investor C         13.90%       0.14%         0.03%
                        Frank Minton TTEES FBO                12,021.584
                        Starmount Company Employees
                        Tax Deferred Savings Plan
                        P.O. Box 10349
                        Greensboro, NC 27404-0349

                        Anthony M. Sfreddo TTEE               Investor C          6.07%       0.06%         0.01%
                        Triple S Termite & Pest Control        5,245.026
                        401(K) Plan
                        9160 Prince William St
                        Manassas, VA 20110

                                                                                                  Percentage of
                                                       Class; Amount of   Percentage  Percentage    Fund Post
Fund              Name and Address                       Shares Owned      of Class    of Fund       Closing
----------------- ------------------------------------ ----------------- ----------- ----------- --------------
                  Merrill Lynch, Pierce, Fenner &         Investor C         5.06%       0.05%         0.01%
                  Smith Inc. for the Sole Benefit          4,377.362
                  of its Customers
                  Attention Service Team
                  4800 Deer Lake Drive East 3rd Floor
                  Jacksonville, FL 32246

                  Maurine E. Jehusou TTEE                 Investor C         5.57%       0.06%         0.01%
                  Travis A Weidner Trust                   4,812.977
                  UA DTD 4/1/96
                  101 Lariat
                  San Antonio, TX 78232-1004

                  Henry Sternlieb and                     Investor A         6.19%       0.69%         0.13%
                  Rose Sternlieb JTWROS                   59,098.185
                  6608 Maynada Street
                  Coral Gables, FL 33146-0000

                  Gable & Gotwals Inc. Profit Sharing     Investor A         6.15%       0.68%         0.13%
                  Plan Segregated FBO ADWAN               58,687.481
                  Bank of Oklahoma, NA TTEE
                  P.O. Box 2180
                  Tulsa, OK 74101

                  Stephens Inc.                           Primary B           100%          0%            0%
                  Attn: Cindy Cole                          1.359
                  111 Center Street
                  Little Rock, AR 72201

                  Bank of America, NA                     Primary A         97.81%      38.05%         7.16%
                  Attn Tony Farrer                     3,282,954.678
                  1401 Elm Street 11th Floor
                  Dallas, TX 75202-2911

U.S. Government   Wilbur M. Finger and                    Investor C         7.01%       0.09%         0.02%
Bond Fund         Marga E. Finger JT WROS                  6,383.135
                  5200 S Broadway Apt 408 M
                  Saint Louis, MO 63111-2019

                  NFSC FEBO #W53-678562                   Investor C        20.74%       0.28%         0.06%
                  Ruth Lee Paar                           18,875.364
                  750 Webster
                  P.O. Box 102
                  Warsaw, IL 62379

                  NFSC FEBO #W53-710237                   Investor C        11.21%       0.15%         0.03%
                  NFSC/FMTC IRA                           10,201.415
                  FBO Mildred DeLuca
                  5512 Columbia Ave.
                  St. Louis, MO 63139

                                                                                        Percentage of
                                            Class; Amount of   Percentage  Percentage     Fund Post
Fund   Name and Address                      Shares Owned       of Class    of Fund        Closing
------ ------------------------------------ ----------------- ----------- ----------- --------------
       NFSC FEBO #W52-004448                   Investor C         9.64%       0.13%         0.03%
       Rodger N Lindgren TTEE                   8,776.230
       Rodger N Lindgren Rev Tr
       U/A 10/8/98
       1203 Geneva
       Kearney, MO 64060

       First Clearing Corporation              Investor C        25.40%       0.34%         0.08%
       A/C 2049-3139                           23,123.387
       Ernest A Chandler
       15 Glenkirk
       Charleston, SC 29407

       Virginia United Methodist Homes Inc     Investor A         6.91%       0.26%         0.06%
       7113 Three Chopt Rd Ste 300             17,408.434
       Richmond, VA 23226

       Gable & Gotwals Inc. Profit Sharing     Investor A         6.18%       0.23%         0.05%
       Plan Segregated FBO Noulles             15,563.468
       Bank of Oklahoma, NA TTEE
       P.O. Box 2180
       Tulsa, OK 74101

       Gable & Gotwals Inc. Profit Sharing     Investor A         9.03%       0.33%         0.08%
       Plan Segregated FBO ADWAN               22,740.917
       Bank of Oklahoma NA TTEE
       P.O. Box 2180
       Tulsa, OK 74101

       ISTCO                                   Investor A        17.01%       0.63%         0.14%
       A Partnership                           42,861.414
       P.O. Box 523
       Belleville, IL 62222

       Bear Stearns Securities Corp.           Investor A        16.18%       0.60%         0.14%
       FBO 220-59289-28                        40,777.611
       1 Metrotech Center North
       Brooklyn, NY 11201-3859

       Bear Stearns Securities Corp.           Investor A         6.63%       0.24%         0.06%
       FBO 039-52210-13                        16,699.801
       1 Metrotech Center North
       Brooklyn, NY 11201-3859

       Squashapenny Limited Partnership        Investor A        15.78%       0.58%         0.13%
       c/o James River Capital Corp            39,761.431
       58 Broad Street Rd.
       103 Sabot Park
       Manakin-Sabot, VA 23103

                                                                                                         Percentage of
                                                            Class; Amount of   Percentage   Percentage     Fund Post
Fund                    Name and Address                      Shares Owned      of Class     of Fund        Closing
----------------------- ------------------------------------ ----------------- ----------- -----------  --------------
                        Stephens Inc.                           Primary B         100%          0%            0%
                        Attn: Cindy Cole                          1.116
                        111 Center Street
                        Little Rock, AR 72201

                        Bank of America, NA                     Primary A         100%      80.99%        18.31%
                        Attn Tony Farrer                      5,522,091.207
                        1401 Elm Street 11th Floor
                        Dallas, TX 75202-2911

Government Securities   Union Bank Trust Nominee                Investor A       5.66%       1.32%         1.02%
Fund                    FBO Angelus Sanitary                    315,877.002
                        Can Machine Co.
                        Emp Welfare BP 610001305-00
                        PO Box 85484
                        San Diego, CA 92186-5484

                        Bank of America, NA                     Primary A       99.45%      65.11%        50.42%
                        Attn Tony Farrer                     15,529,801.181
                        1401 Elm Street 11th Floor
                        Dallas, TX 75202-2911

                        Stephens Inc.                           Primary B         100%          0%            0%
                        Attn: Cindy Cole                          1.061
                        111 Center Street
                        Little Rock, AR 72201

                        Merrill Lynch, Pierce, Fenner &         Investor C      13.11%       0.02%         0.01%
                        Smith Inc. for the Sole Benefit          4,539.474
                        of its Customers
                        Attention Service Team
                        4800 Deer Lake Drive East 3rd Floor
                        Jacksonville, FL 32246

                        NFSC FEBO #W79-735922                   Investor C      30.21%       0.04%         0.03%
                        Paul E Adams                            10,460.251
                        2261 Medina Ave.
                        Simi Valley, CA 93063

                        NFSC FEBO #W75-019801                   Investor C       6.57%       0.01%         0.01%
                        Meiling a Wong-Bond Cust                 2,273.122
                        Kathleen Lew UTMA CA
                        454 Chesapeake Ave.
                        Foster City, CA 94404

                        NFSC FEBO #W78-027251                   Investor C      12.72%       0.02%         0.01%
                        David Hahn                               4,404.394
                        2060 W 171st St.
                        Torrance, CA 90504

                                                                                                 Percentage of
                                                    Class; Amount of   Percentage   Percentage     Fund Post
Fund                     Name and Address             Shares Owned      of Class     of Fund        Closing
------------------------ --------------------------- ----------------- ----------- ----------- --------------
                         NFSC FEBO #W77-299057          Investor C        7.72%        0.01%         0.01%
                         Verlin R Baldwin                2,673.797
                         Tod Betty B Dial
                         4134 NE Flanders St.
                         Portland, OR 97232

Asset Allocation Fund    Stephens Inc.                  Primary B          100%           0%            0%
                         Attn: Cindy Cole                 1.072
                         111 Center Street
                         Little Rock, AR 72201

                         Seafirst Bank                  Investor A       71.17%       46.93%        38.18%
                         FBO Retirement Svcs         8,318,108.651
                         P.O. Box 84248
                         Seattle, WA 98124-5548

                         Bank of America, NA            Primary A          100%        3.58%         2.91%
                         Attn Tony Farrer              633,832.190
                         1401 Elm Street 11th Floor
                         Dallas, TX 75202-2911

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of January 15, 2001, Bank of America had voting control of 77.04% of the U.S. Government Bond Fund's outstanding shares, 64.34% of the Government Securities Fund's outstanding shares and 38.09% of the Balanced Assets Fund's outstanding shares. Accordingly, Bank of America may be considered to "control" such Acquired Funds. The address of Bank of America is:
1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. Bank of America's control is likely to increase the chance that the Acquired Funds' shareholders will approve the proposed items.


     As of January 15, 2001, the officers and Trustees/Directors of each of the Trust, the Company and Reserves, as a group, owned less than 1% of any class of an Acquired Fund.


Annual Meetings and Shareholder Meetings


     Neither the Trust, the Company nor Reserves presently holds annual meetings of shareholders for the election of Trustees/Directors and other business unless otherwise required by the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE TRUST, THE COMPANY, RESERVES AND NATIONS FUNDS
                                      TRUST


     Additional information about the Acquired Funds and Acquiring Funds is included in their Prospectuses and Statements of Additional Information dated August 1, 2000, as supplemented, for the Acquired Funds and dated December 27, 2000 for the Acquiring Funds, copies of which, to the extent not included herewith, may be obtained without charge by writing or calling the Trust, the Company, Reserves and/or Nations Funds Trust at the address and telephone number set forth on the first page of this Proxy/Prospectus. The proxy materials, reports and other information filed by the Trust, the Company and Reserves can be inspected and copied at the public reference facilities maintained by the SEC located at 450 5th Street N.W., Washington, D.C. 20549, and 7 World TradeCenter, Suite 1300, New York, NY 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site (www.sec.gov) that contains reports, other information and proxy statements filed by the Trust, the Company and Reserves.


     Officers of the Trust, the Company and Reserves are elected by, and serve at the pleasure of, the Boards of the Trust, the Company and Reserves, respectively. Officers of the Trust, the Company and Reserves receive no remuneration from the Trust, the Company and Reserves, respectively, for their services in such capacities.


                              FINANCIAL STATEMENTS


     The audited financial statements and financial highlights for shares of the Acquired Funds for the annual period ended March 31, 2000, and unaudited financial statements for shares of the Acquired Funds for the semi-annual period ended September 30, 2000, are incorporated by reference in their prospectuses or statements of additional information, or in the statement of additional information related to this Proxy/ Prospectus.


     The annual financial statements and financial highlights of the Acquired Funds for the year ended March 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon and have been incorporated by reference in the Statement of Additional Information to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.


                                 OTHER BUSINESS


     The Boards know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES


     Shareholder inquiries may be addressed to the Trust, the Company and/or Reserves in writing at the address, or by phone at the phone number, on the cover page of this Proxy/Prospectus.


                                    *  *  *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY FAX, TELEPHONE OR ON-LINE.


     THE TRUST, THE COMPANY AND/OR RESERVES WILL FURNISH, WITHOUT CHARGE, COPIES OF THE MARCH 31, 2000 ANNUAL REPORT AND THE SEPTEMBER 30, 2000 SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS FUND TRUST, NATIONS FUND, INC. OR NATIONS RESERVES, ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT 1-800-321-7854.

                                   APPENDIX I


            Expense Summaries of Acquired Funds and Acquiring Funds


     The following tables describe the fees and expenses associated with holding Acquired Fund and Acquiring Fund shares. In particular, the tables (a) compare the fees and expenses as of December 1, 2000, for each class of each Acquired Fund and the corresponding class of the Acquiring Fund, and (b) show the estimated fees and expenses for each combined Acquiring Fund on a pro forma basis after giving effect to the Reorganization.


     The fund operating expense levels shown in this Proxy/Prospectus assume net asset levels as of December 1, 2000; pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

               IF ONLY U.S. GOVERNMENT BOND FUND IS REORGANIZED:

Primary A Shares

                                                                                      Government
                                                                                 Securities Fund (new)
                                                                                       Pro Forma
                                                              U.S. Government           (After
                                                                 Bond Fund          Reorganization)
                                                             ----------------   ----------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........        none                  none
Maximum deferred sales charge (load) .....................        none                  none
Annual Fund Operating Expenses(1)
 (Expenses that are deducted from the Fund's assets)
Management fees ..........................................        0.50%                 0.50%
Other expenses ...........................................        0.54%                 0.54%
                                                                ------                ------
Total annual Fund operating expenses .....................        1.04%                 1.04%
Fee waivers and/or reimbursements ........................       (0.26)%               (0.26)%
                                                                ------                ------
Total net expenses(2),(3) ................................        0.78%                 0.78%
                                                                ======                ======

--------
(1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(2) Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(3) For Nations Government Securities Fund (new), administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.73%

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Primary A Shares


                                                                         1 year   3 years   5 years   10 years
                                                                        -------- --------- --------- ---------
U.S. Government Bond Fund .............................................    $80      $305      $549    $1,247
Government Securities Fund (new) Pro Forma (after reorganization) .....    $80      $305      $549    $1,247

              IF ONLY GOVERNMENT SECURITIES FUND IS REORGANIZED:

Primary A Shares

                                                                                             Government
                                                                                        Securities Fund (new)
                                                                                              Pro Forma
                                                                      Government               (After
                                                                   Securities Fund          Reorganization)
                                                                  -----------------    -----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases ..............         none                  none
Maximum deferred sales charge (load) ..........................         none                  none
Annual Fund Operating Expenses(1)
  (Expenses that are deducted from the Fund's assets) .........
Management fees ...............................................         0.50%                  0.50%
Other expenses ................................................         0.38%                  0.38%
                                                                       -----                 ------
Total annual Fund operating expenses ..........................         0.88%                  0.88%
Fee waivers and/or reimbursements .............................        (0.10)%                (0.10)%
                                                                       -----                 ------
Total net expenses(2),(3) .....................................         0.78%                  0.78%
                                                                       =====                 ======

--------
(1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(3) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.73%.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Primary A Shares


                                                                         1 year   3 years   5 years   10 years
                                                                        -------- --------- --------- ---------
Government Securities Fund ............................................    $80      $271      $478    $1,075
Government Securities Fund (new) Pro Forma (after reorganization) .....    $80      $271      $478    $1,075

                     IF BOTH U.S. GOVERNMENT BOND FUND AND
                  GOVERNMENT SECURITIES FUND ARE REORGANIZED:
Primary A Shares


                                                                                                          Government
                                                                                                     Securities Fund (new)
                                                                                                           Pro Forma
                                                              U.S. Government       Government              (After
                                                                 Bond Fund       Securities Fund        Reorganization)
                                                             ----------------   -----------------    ----------------------

Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........        none               none                  none
Maximum deferred sales charge (load) .....................        none               none                  none
Annual Fund Operating Expenses(1)
  (Expenses that are deducted from the Fund's assets)
Management fees ..........................................        0.50%              0.50%                 0.50%
Other expenses ...........................................        0.54%              0.38%                 0.38%
                                                                  -----              ------                -----
Total annual Fund operating expenses .....................        1.04%              0.88%                 0.88%
Fee waivers and/or reimbursements ........................       (0.26)%            (0.10)%               (0.10)%
                                                                  ------             --------              --------
Total net expenses .......................................        0.78%(3)           0.78%(2),(4)          0.78%(2),(4)
                                                                  ========           ============          ============

--------
(1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(2) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.73%.

(3) Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(4) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Primary A Shares


                                                                         1 year   3 years   5 years   10 years
                                                                        -------- --------- --------- ---------
U.S. Government Bond Fund .............................................    $80      $305      $549    $1,247
Government Securities Fund ............................................    $80      $271      $478    $1,075
Government Securities Fund (new) Pro Forma (after reorganization) .....    $80      $271      $478    $1,075

               IF ONLY U.S. GOVERNMENT BOND FUND IS REORGANIZED:
Investor A Shares

                                                                                                Government
                                                                                           Securities Fund (new)
                                                                                                 Pro Forma
                                                                        U.S. Government           (After
                                                                           Bond Fund          Reorganization)
                                                                       ----------------    ---------------------

Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
 price .............................................................          4.75%                4.75%
Maximum deferred sales charge as a % of net asset value(1) .........          none                 none
Annual Fund Operating Expenses(2)
 (Expenses that are deducted from the Fund's assets)
Management fees ....................................................          0.50%                0.50%
Distribution (12b-1) and shareholder servicing fees ................          0.25%                0.25%
Other expenses .....................................................          0.54%                0.54%
                                                                            ------                -----
Total annual Fund operating expenses ...............................          1.29%                1.29%
Fee waivers and/or reimbursements ..................................         (0.26)%               (0.26)%
                                                                            ------                ------
Total net expenses(3) ..............................................          1.03%                 1.03%(4)
                                                                            ======                ========

--------
(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(4) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.98%.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be: Investor A Shares


                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
U.S. Government Bond Fund ................................................     $575        $841      $1,126      $1,939
Government Securities Fund (new) Pro Forma (after reorganization) ........     $575        $841      $1,126      $1,939

              IF ONLY GOVERNMENT SECURITIES FUND IS REORGANIZED:
Investor A Shares

                                                                                                     Government
                                                                                                Securities Fund (new)
                                                                               Government            Pro Forma
                                                                               Securities             (After
                                                                                  Fund            Reorganization)
                                                                            ---------------- ------------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
  price ...................................................................        4.75%                4.75%
Maximum deferred sales charge as a % of net asset value(1) ................        none                 none
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets)
Management fees ...........................................................        0.50%                0.50%
Distribution (12b-1) and shareholder servicing fees .......................        0.25%                0.25%
Other expenses ............................................................        0.38%                0.38%
                                                                                 ------               ------
Total annual Fund operating expenses ......................................        1.13%                1.13%
Fee waivers and/or reimbursements .........................................       (0.10)%              (0.10)%
                                                                                 ------               ------
Total net expenses(3),(4) .................................................        1.03%                1.03%
                                                                                 ======               ======

--------
(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(4) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.98%.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor A Shares


                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
Government Securities Fund ...............................................     $575        $808      $1,060      $1,778
Government Securities Fund (new) Pro Forma (after reorganization) ........     $575        $808      $1,060      $1,778

                     IF BOTH U.S. GOVERNMENT BOND FUND AND
                  GOVERNMENT SECURITIES FUND ARE REORGANIZED:
Investor A Shares

                                                                                                           Government
                                                                                                      Securities Fund (new)
                                                                                       Government          Pro Forma
                                                                    U.S. Government    Securities           (After
                                                                       Bond Fund         Fund              Reorganization)
                                                                   ----------------  --------------   ---------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
  offering price .................................................       4.75%           4.75%                4.75%
Maximum deferred sales charge as a % of net asset value(1) .......       none            none                 none
Annual Fund Operating Expenses2
  (Expenses that are deducted from the Fund's assets)
Management fees ..................................................       0.50%           0.50%                0.50%
Distribution (12b-1) and shareholder servicing fees ..............       0.25%           0.25%                0.25%
Other expenses ...................................................       0.54%           0.38%                0.38%
                                                                         -----          ------                -----
Total annual Fund operating expenses .............................       1.29%           1.13%                1.13%
Fee waivers and/or reimbursements ................................      (0.26)%         (0.10)%              (0.10)%
                                                                        ------         --------             --------
Total net expenses ...............................................       1.03%(4)        1.03%(3),(5)        1.03%(3),(5)
                                                                        ========       ============        ============

--------
(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.98%.

(4) Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor A Shares

                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
U.S. Government Bond Fund ................................................     $575        $841      $1,126      $1,939
Government Securities Fund ...............................................     $575        $808      $1,060      $1,778
Government Securities Fund (new) Pro Forma (after reorganization) ........     $575        $808      $1,060      $1,778

               IF ONLY U.S. GOVERNMENT BOND FUND IS REORGANIZED:
Investor B Shares

                                                                                                  Government
                                                                                             Securities Fund (new)
                                                                                                   Pro Forma
                                                                        U.S. Government             (After
                                                                           Bond Fund            Reorganization)
                                                                       ----------------     ----------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
 price .............................................................          none                 none
Maximum deferred sales charge as a % of net asset value(1) .........          5.00%                5.00%
Annual Fund Operating Expenses(2)
 (Expenses that are deducted from the Fund's assets)
Management fees ....................................................          0.50%                0.50%
Distribution (12b-1) and shareholder servicing fees ................          1.00%                1.00%
Other expenses .....................................................          0.54%                0.54%
                                                                            ------                -----
Total annual Fund operating expenses ...............................          2.04%                2.04%
Fee waivers and/or reimbursements ..................................         (0.26)%              (0.26)%
                                                                            ------                ------
Total net expenses(3) ..............................................          1.78%                1.78%(4)
                                                                            ======                ========

--------
(1) This charge decreases over time. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(4) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor B Shares

                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
U.S. Government Bond Fund ................................................     $681        $915      $1,274      $2,155
Government Securities Fund (new) Pro Forma (after reorganization) ........     $681        $915      $1,274      $2,155

     If you bought Investor B shares, you would pay the following expenses if you didn't sell your shares:


                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
U.S. Government Bond Fund ................................................     $181        $615      $1,074      $2,155
Government Securities Fund (new) Pro Forma (after reorganization) ........     $181        $615      $1,074      $2,155

              IF ONLY GOVERNMENT SECURITIES FUND IS REORGANIZED:

Investor B Shares

                                                                                                        Government
                                                                                                   Securities Fund (new)
                                                                                                         Pro Forma
                                                                                  Government              (After
                                                                               Securities Fund        Reorganization)
                                                                              -----------------   -----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering price            none                  none
Maximum deferred sales charge as a % of net asset value(1) ................          5.00%                  5.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) .....................
Management fees ...........................................................          0.50%                  0.50%
Distribution (12b-1) and shareholder servicing fees .......................          1.00%                  1.00%
Other expenses ............................................................          0.38%                  0.38%
                                                                                    -----                 ------
Total annual Fund operating expenses ......................................          1.88%                  1.88%
Fee waivers and/or reimbursements .........................................         (0.10)%                (0.10)%
                                                                                    -----                 ------
Total net expenses(3),(4) .................................................          1.78%                  1.78%
                                                                                    =====                 ======

--------
(1) This charge decreases over time. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(4) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.

Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Investor B Shares

                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
Government Securities Fund ...............................................     $681        $881      $1,207      $1,997
Government Securities Fund (new) Pro Forma (after reorganization) ........     $681        $881      $1,207      $1,997

     If you bought Investor B shares, you would pay the following expenses if you didn't sell your shares:



                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
Government Securities Fund ...............................................     $181        $581      $1,007      $1,997
Government Securities Fund (new) Pro Forma (after reorganization) ........     $181        $581      $1,007      $1,997

                     IF BOTH U.S. GOVERNMENT BOND FUND AND
                  GOVERNMENT SECURITIES FUND ARE REORGANIZED:
Investor B Shares

                                                                                                            Government
                                                                                                       Securities Fund (new)
                                                                                                             Pro Forma
                                                                    U.S. Government     Government            (After
                                                                       Bond Fund     Securities Fund       Reorganization)
                                                                   ---------------- -----------------  ----------------------
Shareholder Fees
  (Fees paid directly from your investment) ......................
Maximum sales charge (load) imposed on purchases, as a % of
  offering price .................................................        none             none                none
Maximum deferred sales charge as a % of net asset value(1) .......       5.00%            5.00%               5.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets)
Management fees ..................................................       0.50%            0.50%               0.50%
Distribution (12b-1) and shareholder servicing fees ..............       1.00%            1.00%               1.00%
Other expenses ...................................................       0.54%            0.38%               0.38%
                                                                         -----           ------               -----
Total annual Fund operating expenses .............................       2.04%            1.88%               1.88%
Fee waivers and/or reimbursements ................................      (0.26)%          (0.10)%             (0.10)%
                                                                        ------         --------             --------
Total net expenses ...............................................       1.78%(4)         1.78%(3),(5)        1.78%(3),(5)
                                                                        ========       ============         ============

--------
(1) This charge decreases over time. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.

(4) Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor B Shares

                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
U.S. Government Bond Fund ................................................     $681        $915      $1,274      $2,155
Government Securities Fund ...............................................     $681        $881      $1,207      $1,997
Government Securities Fund (new) Pro Forma (after reorganization) ........     $681        $881      $1,207      $1,997

     If you bought Investor B shares, you would pay the following expenses if you didn't sell your shares:

                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
U.S. Government Bond Fund ................................................     $181        $615      $1,074      $2,155
Government Securities Fund ...............................................     $181        $581      $1,007      $1,997
Government Securities Fund (new) Pro Forma (after reorganization) ........     $181        $581      $1,007      $1,997

               IF ONLY U.S. GOVERNMENT BOND FUND IS REORGANIZED:

Investor C Shares

                                                                                                        Government
                                                                                                   Securities Fund (new)
                                                                                                         Pro Forma
                                                                               U.S. Government            (After
                                                                                  Bond Fund           Reorganization)
                                                                              ----------------    -----------------------
Shareholder Fees
  (Fees paid directly from your investment) ...............................
Maximum sales charge (load) imposed on purchases, as a % of offering price           none                 none
Maximum deferred sales charge as a % of net asset value(1) ................          1.00%                1.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) .....................
Management fees ...........................................................          0.50%                0.50%
Distribution (12b-1) and shareholder servicing fees .......................          1.00%                1.00%
Other expenses ............................................................          0.54%                0.54%
                                                                                   ------                -----
Total annual Fund operating expenses ......................................          2.04%                2.04%
Fee waivers and/or reimbursements .........................................         (0.26)%              (0.26)%
                                                                                   ------                ------
Total net expenses(3) .....................................................          1.78%                1.78%(4)
                                                                                   ======                ========

--------
(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(4) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Investor C Shares

                                                                              1 year     3 years      5 years      10 years
                                                                             --------   ---------   -----------   ---------
U.S. Government Bond Fund ................................................     $281        $615       $ 1,074      $2,348
Government Securities Fund (new) Pro Forma (after reorganization) ........     $281        $615       $ 1.074      $2,348

     If you bought Investor C shares, you would pay the following expenses if you didn't sell your shares:


                                                                              1 year     3 years      5 years      10 years
                                                                             --------   ---------   -----------   ---------
U.S. Government Bond Fund ................................................     $181        $615       $ 1,074      $2,348
Government Securities Fund (new) Pro Forma (after reorganization) ........     $181        $615       $ 1.074      $2,348

              IF ONLY GOVERNMENT SECURITIES FUND IS REORGANIZED:
Investor C Shares

                                                                                                        Government
                                                                                                   Securities Fund (new)
                                                                                                         Pro Forma
                                                                                  Government              (After
                                                                               Securities Fund         Reorganization)
                                                                              -----------------   -----------------------
Shareholder Fees
  (Fees paid directly from your investment) ...............................
Maximum sales charge (load) imposed on purchases, as a % of offering price           none                  none
Maximum deferred sales charge as a % of net asset value(1) ................          1.00%                  1.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) .....................
Management fees ...........................................................          0.50%                  0.50%
Distribution (12b-1) and shareholder servicing fees .......................          1.00%                  1.00%
Other expenses ............................................................          0.38%                  0.38%
                                                                                    -----                 ------
Total annual Fund operating expenses ......................................          1.88%                  1.88%
Fee waivers and/or reimbursements .........................................         (0.10)%                (0.10)%
                                                                                    -----                 ------
Total net expenses(3),(4) .................................................          1.78%                  1.78%
                                                                                    =====                 ======

--------
(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(4) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor C Shares

                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
 Government Securities Fund ..............................................     $281        $581      $1,007      $2,193
 Government Securities Fund (new) Pro Forma (after reorganization) .......     $281        $581      $1,007      $2,193

     If you bought Investor C shares, you would pay the following expenses if you didn't sell your shares:

                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
 Government Securities Fund ..............................................     $181        $581      $1,007      $2,193
 Government Securities Fund (new) Pro Forma (after reorganization) .......     $181        $581      $1,007      $2,193

                     IF BOTH U.S. GOVERNMENT BOND FUND AND
                  GOVERNMENT SECURITIES FUND ARE REORGANIZED:
Investor C Shares

                                                                                                            Government
                                                                                                       Securities Fund (new)
                                                                                        Government          Pro Forma
                                                                     U.S. Government    Securities           (After
                                                                        Bond Fund         Fund            Reorganization)
                                                                    ----------------   ------------   -----------------------
 Shareholder Fees
  (Fees paid directly from your investment) .......................
 Maximum sales charge (load) imposed on purchases, as a % of
  offering price ..................................................       none            none                none
 Maximum deferred sales charge as a % of net asset value(1) .......       1.00%           1.00%               1.00%
 Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) .............
 Management fees ..................................................       0.50%           0.50%               0.50%
 Distribution (12b-1) and shareholder servicing fees ..............       1.00%           1.00%               1.00%
 Other expenses ...................................................       0.54%           0.38%               0.38%
                                                                         -----           ------              -----
 Total annual Fund operating expenses .............................       2.04%           1.88%               1.88%
 Fee waivers and/or reimbursements ................................      (0.26)%         (0.10)%             (0.10)%
                                                                         ------         --------            --------
 Total net expenses ...............................................       1.78%(4)        1.78%(3),(5)        1.78%(3),(5)
                                                                         ========       ============        ============

--------
(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) Administration fees of 0.05% are voluntarily waived by the co-administrator; however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.

(4) Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

(5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor C Shares

                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
U.S. Government Bond Fund ................................................     $281        $615      $1,074      $2,348
Government Securities Fund ...............................................     $281        $581      $1,007      $2,193
Government Securities Fund (new) Pro Forma (after reorganization) ........     $281        $581      $1,007      $2,193

     If you bought Investor C shares, you would pay the following expenses if you didn't sell your shares:


                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
U.S. Government Bond Fund ................................................     $181        $615      $1,074      $2,348
Government Securities Fund ...............................................     $181        $581      $1,007      $2,193
Government Securities Fund (new) Pro Forma (after reorganization) ........     $181        $581      $1,007      $2,193

                 IF ONLY BALANCED ASSETS FUND IS REORGANIZED:

Primary A Shares

                                                                                    Asset Allocation
                                                                                  Fund (new) Pro Forma
                                                                     Balanced            (After
                                                                   Assets Fund       Reorganization)
                                                                  -------------  ----------------------
Shareholder Fees
  (Fees paid directly from your investment) ...................
Maximum sales charge (load) imposed on purchases ..............        none                none
Maximum deferred sales charge (load) ..........................        none                none
Annual Fund Operating Expenses(1)
  (Expenses that are deducted from the Fund's assets) .........
Management fees ...............................................        0.65%               0.65%
Other expenses ................................................        0.54%               0.54%
                                                                      -----               -----
Total annual Fund operating expenses ..........................        1.19%               1.19%
Fee waivers and/or reimbursements .............................       (0.19)%             (0.19)%
                                                                      -----               -----
Total net expenses(2) .........................................        1.00%               1.00%
                                                                      =====               =====

--------
(1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service fees.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that those waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Primary A Shares

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $102        $359        $636      $1,426
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $102        $359        $636      $1,426

                 IF ONLY ASSET ALLOCATION FUND IS REORGANIZED:


Primary A Shares

                                                                              Asset Allocation
                                                                Asset       Fund (new) Pro Forma
                                                              Allocation           (After
                                                                 Fund          Reorganization)
                                                             -----------   ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........       none               none
Maximum deferred sales charge (load) .....................       none               none
Annual Fund Operating Expenses(1)
  (Expenses that are deducted from the Fund's assets)
Management fees ..........................................       0.65%              0.65%
Other expenses ...........................................       0.35%              0.35%
                                                                -----              -----
Total annual Fund operating expenses .....................       1.00%              1.00%
                                                                =====              =====

--------
(1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Primary A Shares


                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Asset Allocation Fund ................................................     $102        $318        $552      $1,225
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $102        $318        $552      $1,225

                        IF BOTH BALANCED ASSETS FUND AND
                    ASSET ALLOCATION FUND ARE REORGANIZED:

Primary A Shares


                                                                                              Asset Allocation
                                                                                Asset       Fund (new) Pro Forma
                                                                Balanced      Allocation           (After
                                                              Assets Fund        Fund          Reorganization)
                                                             -------------   -----------   ----------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........       none           none               none
Maximum deferred sales charge (load) .....................       none           none               none
Annual Fund Operating Expenses(1)
 (Expenses that are deducted from the Fund's assets)
Management fees ..........................................       0.65%          0.65%              0.65%
Other expenses ...........................................       0.54%          0.35%              0.35%
                                                                -----           -----              -----
Total annual Fund operating expenses .....................       1.19%          1.00%              1.00%
                                                                                =====              =====
Fee waivers and/or reimbursements ........................      (0.19)%          N/A                N/A
                                                                ------
Total net expenses .......................................       1.00%(2)        N/A                N/A
                                                                ========

--------
(1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Primary A Shares

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $102        $359        $636      $1,426
Asset Allocation Fund ................................................     $102        $318        $552      $1,225
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $102        $318        $552      $1,225

                 IF ONLY BALANCED ASSETS FUND IS REORGANIZED:


Investor A Shares

                                                                                                  Asset Allocation
                                                                                                Fund (new) Pro Forma
                                                                                 Balanced              (After
                                                                               Assets Fund         Reorganization)
                                                                              -------------    ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering price         5.75%                5.75%
Maximum deferred sales charge as a % of net asset value(1) ................        none                 none
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets)
Management fees ...........................................................        0.65%                 0.65%
Distribution (12b-1) and shareholder servicing fees .......................        0.25%                 0.25%
Other expenses ............................................................        0.54%                 0.54%
                                                                                  -----                ------
Total annual Fund operating expenses ......................................        1.44%                 1.44%
Fee waivers and/or reimbursements .........................................       (0.19)%               (0.19)%
                                                                                  -----                ------
Total net expenses(3) .....................................................        1.25%                 1.25%
                                                                                  =====                ======

--------
(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Investor A Shares

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $695        $988      $1,301      $2,188
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $695        $988      $1,301      $2,188

                 IF ONLY ASSET ALLOCATION FUND IS REORGANIZED:
Investor A Shares


                                                                                           Asset Allocation
                                                                          Asset          Fund (new) Pro Forma
                                                                        Allocation              (After
                                                                           Fund             Reorganization)
                                                                       -----------      ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
  price ............................................................       5.75%              5.75%
Maximum deferred sales charge as a % of net asset value(1) .........        none               none
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets)
Management fees ....................................................       0.65%              0.65%
Distribution (12b-1) and shareholder servicing fees ................       0.25%              0.25%
Other expenses .....................................................       0.35%              0.35%
                                                                          -----              -----
Total annual Fund operating expenses ...............................       1.25%              1.25%
                                                                          =====              =====

--------
(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Investor A Shares

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Asset Allocation Fund ................................................     $695        $949      $1,223      $2,002
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $695        $949      $1,223      $2,002

                        IF BOTH BALANCED ASSETS FUND AND
                    ASSET ALLOCATION FUND ARE REORGANIZED:
Investor A Shares

                                                                                                       Asset Allocation
                                                                                         Asset       Fund (new) Pro Forma
                                                                        Balanced       Allocation           (After
                                                                      Assets Fund         Fund          Reorganization)
                                                                     -------------    -----------   ----------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
 offering price ..................................................        5.75%           5.75%              5.75%
Maximum deferred sales charge as a % of net asset value(1) .......        none            none               none
Annual Fund Operating Expenses(2)
 (Expenses that are deducted from the Fund's assets)
Management fees ..................................................        0.65%           0.65%              0.65%
Distribution (12b-1) and shareholder servicing fees ..............        0.25%           0.25%              0.25%
Other expenses ...................................................        0.54%           0.35%              0.35%
                                                                         -----           -----              -----
Total annual Fund operating expenses .............................        1.44%           1.25%              1.25%
                                                                                         =====              =====
Fee waivers and/or reimbursements ................................       (0.19)%          N/A                N/A
                                                                         ------
Total net expenses ...............................................        1.25%(3)        N/A                N/A
                                                                        ========

--------
(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor A Shares

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $695        $988      $1,301      $2,188
Asset Allocation Fund ................................................     $695        $949      $1,223      $2,002
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $695        $949      $1,223      $2,002

                 IF ONLY BALANCED ASSETS FUND IS REORGANIZED:


Investor B Shares

                                                                                                   Asset Allocation
                                                                                                 Fund (new) Pro Forma
                                                                                 Balanced               (After
                                                                               Assets Fund          Reorganization)
                                                                              -------------     ----------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering price         none                none
Maximum deferred sales charge as a % of net asset value(1) ................        5.00%               5.00%
Annual Fund Operating Expenses(2)
 (Expenses that are deducted from the Fund's assets)
Management fees ...........................................................        0.65%               0.65%
Distribution (12b-1) and shareholder servicing fees .......................        1.00%               1.00%
Other expenses ............................................................        0.54%               0.54%
                                                                                  -----               -----
Total annual Fund operating expenses ......................................        2.19%               2.19%
Fee waivers and/or reimbursements .........................................       (0.19)%             (0.19)%
                                                                                  -----               -----
Total net expenses(3) ......................................................        2.00%               2.00%
                                                                                  =====               =====

--------
(1) This charge decreases over time. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Investor B Shares

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $703        $967      $1,357      $2,319
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $703        $967      $1,357      $2,319

     If you bought Investor B shares, you would pay the following expenses if you didn't sell your shares:

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $203        $667      $1,157      $2,319
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $203        $667      $1,157      $2,319

                 IF ONLY ASSET ALLOCATION FUND IS REORGANIZED:


Investor B Shares

                                                                                       Asset Allocation
                                                                          Asset      Fund (new) Pro Forma
                                                                        Allocation          (After
                                                                           Fund         Reorganization)
                                                                       -----------  ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
  price ............................................................       none               none
Maximum deferred sales charge as a % of net asset value(1) .........       5.00%              5.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets)
Management fees ....................................................       0.65%              0.65%
Distribution (12b-1) and shareholder servicing fees ................       1.00%              1.00%
Other expenses .....................................................       0.35%              0.35%
                                                                          -----              -----
Total annual Fund operating expenses ...............................       2.00%              2.00%
                                                                          =====              =====

--------
(1) This charge decreases over time. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Investor B Shares

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Asset Allocation Fund ................................................     $703        $927      $1,278      $2,134
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $703        $927      $1,278      $2,134

     If you bought Investor B shares, you would pay the following expenses if you didn't sell your shares:

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Asset Allocation Fund ................................................     $203        $627      $1,078      $2,134
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $203        $627      $1,078      $2,134

                        IF BOTH BALANCED ASSETS FUND AND
                    ASSET ALLOCATION FUND ARE REORGANIZED:
Investor B Shares


                                                                                                   Asset Allocation
                                                                                      Asset      Fund (new) Pro Forma
                                                                        Balanced    Allocation          (After
                                                                      Assets Fund      Fund         Reorganization)
                                                                     ------------- -----------  ----------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
 offering price ..................................................        none          none              none
Maximum deferred sales charge as a % of net asset value(1) .......        5.00%         5.00%             5.00%
Annual Fund Operating Expenses(2)
 (Expenses that are deducted from the Fund's assets)
Management fees ..................................................        0.65%         0.65%             0.65%
Distribution (12b-1) and shareholder servicing fees ..............        1.00%         1.00%             1.00%
Other expenses ...................................................        0.54%         0.35%             0.35%
                                                                         -----          -----             -----
Total annual Fund operating expenses .............................        2.19%         2.00%             2.00%
                                                                                        =====             =====
Fee waivers and/or reimbursements ................................       (0.19)%        N/A               N/A
                                                                        ------
Total net expenses ...............................................        2.00%(3)      N/A               N/A
                                                                        ========

--------
(1) This charge decreases over time. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor B Shares

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $703        $967      $1,357      $2,319
Asset Allocation Fund ................................................     $703        $927      $1,278      $2,134
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $703        $927      $1,278      $2,134

     If you bought Investor B shares, you would pay the following expenses if you didn't sell your shares:


                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $203        $667      $1,157      $2,319
Asset Allocation Fund ................................................     $203        $627      $1,078      $2,134
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $203        $627      $1,078      $2,134

                 IF ONLY BALANCED ASSETS FUND IS REORGANIZED:

Investor C Shares

                                                                                          Asset Allocation
                                                                                        Fund (new) Pro Forma
                                                                          Balanced             (After
                                                                        Assets Fund        Reorganization)
                                                                       -------------   ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
  price ............................................................        none                none
Maximum deferred sales charge as a % of net asset value(1) .........        1.00%               1.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) ..............
Management fees ....................................................        0.65%               0.65%
Distribution (12b-1) and shareholder servicing fees ................        1.00%               1.00%
Other expenses .....................................................        0.54%               0.54%
                                                                           -----               -----
Total annual Fund operating expenses ...............................        2.19%               2.19%
                                                                                               =====
Fee waivers and/or reimbursements ..................................       (0.19)%             (0.19)%
                                                                           -----               -----
Total net expenses(3) ..............................................        2.00%               2.00%
                                                                           =====               =====

--------
(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor C Shares

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
 Balanced Assets Fund .................................................     $303        $667      $1,157      $2,509
 Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $303        $667      $1,157      $2,509

     If you bought Investor C shares, you would pay the following expenses if you didn't sell your shares:

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $203        $667      $1,157      $2,509
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $203        $667      $1,157      $2,509

                 IF ONLY ASSET ALLOCATION FUND IS REORGANIZED:

Investor C Shares

                                                                                            Asset Allocation
                                                                                          Fund (new) Pro Forma
                                                                           Asset                 (After
                                                                      Allocation Fund        Reorganization)
                                                                     -----------------   ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
  offering price .................................................          none                  none
Maximum deferred sales charge as a % of net asset value(1) .......          1.00%                 1.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) ............
Management fees ..................................................          0.65%                 0.65%
Distribution (12b-1) and shareholder servicing fees ..............          1.00%                 1.00%
Other expenses ...................................................          0.35%                 0.35%
                                                                           -----                 -----
Total annual Fund operating expenses .............................          2.00%                 2.00%
                                                                           =====                 =====

--------
(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Investor C Shares

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Asset Allocation Fund ................................................     $303        $627      $1,078      $2,327
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $303        $627      $1,078      $2,327

     If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Asset Allocation Fund ................................................     $203        $627      $1,078      $2,327
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $203        $627      $1,078      $2,327

                        IF BOTH BALANCED ASSETS FUND AND
                    ASSET ALLOCATION FUND ARE REORGANIZED:
Investor C Shares

                                                                                                    Asset Allocation
                                                                                       Asset      Fund (new) Pro Forma
                                                                        Balanced     Allocation          (After
                                                                      Assets Fund       Fund         Reorganization)
                                                                     -------------  -----------  ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
  offering price .................................................        none           none              none
Maximum deferred sales charge as a % of net asset value(1) .......        1.00  %        1.00%             1.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) ............
Management fees ..................................................        0.65  %        0.65%             0.65%
Distribution (12b-1) and shareholder servicing fees ..............        1.00  %        1.00%             1.00%
Other expenses ...................................................        0.54  %        0.35%             0.35%
                                                                         -----           -----             -----
Total annual Fund operating expenses .............................        2.19  %        2.00%             2.00%
                                                                                         =====             =====
Fee waivers and/or reimbursements ................................       (0.19) %         N/A               N/A
                                                                        ------
Total net expenses ...............................................        2.00%(3)        N/A               N/A
                                                                        ========

--------
(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.

(2) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

(3) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o    you reinvest all dividends and distributions in the Fund

     o    your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor C Shares

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $303        $667      $1,157      $2,509
Asset Allocation Fund ................................................     $303        $627      $1,078      $2,327
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $303        $627      $1,078      $2,327

     If you bought Investor C shares, you would pay the following expenses if you didn't sell your shares:

                                                                          1 year     3 years     5 years     10 years
                                                                         --------   ---------   ---------   ---------
Balanced Assets Fund .................................................     $203        $667      $1,157      $2,509
Asset Allocation Fund ................................................     $203        $627      $1,078      $2,327
Asset Allocation Fund (new) Pro Forma (after reorganization) .........     $203        $627      $1,078      $2,327

                                   APPENDIX II

              Management's Discussion of Acquired Fund Performance

Nations Balanced Assets Fund
Investment Strategies Team commentary*


Portfolio Management
The Fund is managed by the Investment Strategies Team of Banc of America Capital Management, Inc., investment sub-adviser to the Fund.

Investment Objective
The Fund seeks total return by investing in equity and fixed income securities.


Performance Review
For the 12-month period ended March 31, 2000, Nations Balanced Assets Fund Investor A Shares provided shareholders with a total return of 0.47%.**

In the following interview, the team shares its views on Nations Balanced Assets Fund's performance for the 12-month period ended March 31, 2000 and its outlook for the future.

Please describe the Fund's Investment philosophy and style.

The Fund seeks to provide shareholders with the potential for solid returns with reduced overall portfolio risk. It allocates its assets among a diversified portfolio of stocks, fixed-income securities and money market instruments -- all of which have different return/risk characteristics. The Fund invests primarily in stocks of high-quality companies with long-term fundamentals believed favorable and trading at we think are attractive valuations. Its fixed income holdings consist of investment-grade securities.

Management of the equity portion of the Fund is based on the premise that companies' stock prices are more volatile than their underlying business fundamentals and that active security selection improves performance over time. We also believe that proprietary research is a critical component of investment success and, that opportunities are best uncovered by a constant search for new information. In addition, we believe that the reward for assuming risk varies over time. As a result, in our view, dynamic risk management should increase performance consistency.

Within this framework, the Fund's equity style is a value approach where the management team seeks superior returns by investing in sound, proven businesses that are thought to be inexpensive relative to their intrinsic value. This approach also reflects a long-term view of value investing with its potential long-term rewards. The management of the fixed income portion is based on our belief that returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector allocation, sector rotation and relative value security selection.

Please comment on Fund performance for the period.

Nations Balanced Assets Fund offers investors the opportunity to invest in the stocks of high-quality companies with long-term fundamentals believed favorable, selling at what we think are attractive valuation levels. The fixed income portion consists of high-quality securities. Over the reporting period, the stock market did little to reward investors with a valuation focus, while the bond market suffered through one of its worst declines in the last 10 years. The Fund's return reflects these occurrences. However, we believe that investors with a long-term horizon should benefit with solid returns from the strategies represented by both the equity and fixed income portions of the portfolio while incurring reduced overall portfolio risk.

*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

Source for all statistical data -- Banc of America Capital Management, Inc.

Past performance is no guarantee of future results.

Nations Balanced Assets Fund
Investment Strategies Team commentary continued


What was the investment environment for the Fund during the fiscal year?


The stock market was, once again, dominated by growth stocks, particularly technology and communications services companies. In fact, the market propelled a very narrow group of large capitalization, high price-to-earnings stocks forward, leaving more undervalued companies we consider to have more attractive valuation measures in their wake. Momentum investing carried the day, as investors continued to flock to very highly valued technology and communication stocks. Many of these companies did not fit the valuation criteria used in the equity portion of Nations Balanced Assets Fund, which maintains a focus on value measures.

The bond market experienced one of its most volatile periods in history because of a confluence of factors. These factors included: the combination of a strong U.S. economy, fears of a Y2K disaster, the announcement of a U.S. Treasury debt reduction program, the dramatic increase in oil prices, and the recent proposal to eliminate the implied government guarantee on some government agency securities. In general, interest rates rose and bond prices declined.

What factors affected the performance in the stock portion of the portfolio?***


As might be expected, the technology stocks in the portfolio performed the best, rising 93.4% compared to 78.4% for the technology sector of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).(dagger) However, we believed it was prudent to continue to take profits in these companies as they reached the price objectives we had set. Consequently, we reduced the weighting in the sector throughout the year. At year-end March 31, 2000, the Fund's technology weighting was 16.7%, compared to a 34.0% weight for the technology sector of the S&P 500 Index. This decision hurt performance, but was in keeping with the Fund's investment strategy. The Fund's holdings during the year included Apple Computer Inc., which gained 278%, and Sun Microsystems which gained nearly 200%. Currently, our holdings include International Business Machines Corporation, Xerox Corporation and Pitney Bowes, Inc. -- more traditional, undervalued companies selling substantially below their fair value, in our opinion, with catalysts for improvement over the next 12 to 18 months.

The financial sector's weighting was 16.2% at the end of the period and represented the second largest portion of the Fund's equity assets. This sector within the S&P 500 Index declined about 1% for the period, as interest rates continued to move upward. We believe valuations are compelling, particularly in the large, money center banks, Citigroup Inc. and Chase Manhattan Corporation; Mellon Financial Corporation, the well diversified, regional bank holding company; and Paine Webber Group, Inc., a brokerage firm we think undervalued.

***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

(dagger) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

Nations Balanced Assets Fund
Investment Strategies Team commentary continued


What factors affected the performance of the bond portion of the portfolio?


Despite the volatility, we remained faithful to our strategy of seeking to maximize the yield of the portfolio while minimizing its risk relative to the benchmark. While this may cause some interim performance volatility, we believe the strategy will produce superior returns over time. Our strategic overweighting of the corporate bond and mortgage-backed securities sectors helped performance in a difficult environment.

What investment opportunities do you anticipate in the equity market during the next year, and how have you positioned the portfolio to take advantage of these opportunities?

First, we believe the tremendous increase in the value of technology stocks will dissipate over the coming year as stocks in this sector are now selling, on average, at incredibly high levels relative to what we think are their sustainable growth rates. Therefore, we have underweighted the technology sector relative to the market (S&P 500 Index), and have major representation in just those stocks that we believe should continue to perform well with strong dominance in their respective markets -- IBM, Xerox and Pitney Bowes.

Second, we have overweighted the financial sector. When viewed from a demographic as well as from a bottom-up, valuation approach, we think these companies represent substantial opportunity for the long-term investor.

Third, we anticipate improvement in the economies of our global trading partners, Europe, Asia (ex-Japan) and Latin America in 2000 and beyond. We have invested in commodity-like companies, such as Alcoa Inc., Nucor Corporation and Weyerhaeuser Company and multi-national conglomerates such as United Technologies Corporation, Honeywell International Inc., Rockwell International Corporation and Emerson Electric Company. These stocks appear to be selling substantially below their potential earnings power and dividend-paying capabilities.

What investment opportunities do you anticipate in the fixed income market, and how are you positioning the portfolio?

On the fixed income side, our expectations are for the Federal Reserve Board to raise the Federal Funds rate to slow the U.S. economy at least one more time -- to 6.25%. While there is a risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.

The yield advantages -- or "spreads" -- of corporate, mortgage-backed and asset-backed securities over the yields of U.S. Treasuries are higher than at any point since the recession of 1991. We expect to continue to add incremental exposure to corporate bonds, mortgage-backed and asset-backed securities as these yield advantages grow larger. We believe that once the markets stabilize, these sectors will enhance the return potential of the portfolio.

Nations Balanced Assets Fund




--------------------------------------------------------------------------------
 Portfolio breakdown (as a % of net assets as of 3/31/00)
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]                           Top 10 holdings

2.2%   Telecommunications              _________________________________________
                                        1 Exxon Mobil Corporation           1.6%
2.5%   Oil - International             _________________________________________
                                        2 Chase Manhattan Corporation       1.6%
2.6%   Computer related                _________________________________________
                                        3 Citigroup Inc.                    1.4%
3.3%   Federal Home Loan Mortgage      _________________________________________
       Corporation (FHLMC)              4 United Technologies Corporation   1.3%
       certificates                    _________________________________________
                                        5 Honeywell International Inc.      1.2%
3.8%   Banking and finance             _________________________________________
                                        6 Bristol-Myers Squibb Company      1.2%
4.5%   Banking                         _________________________________________
                                        7 Lincoln National Corporation Ltd. 1.2%
5.4%   Utilities - Telephone           _________________________________________
                                        8 Mellon Financial Corporation      1.2%
6.5%   Financial services              _________________________________________
                                        9 Ford Motor Company                1.2%
8.7%   Commercial mortgage-backed      _________________________________________
       securities                      10 Target Corporation                1.1%

9.5%   Federal National Mortgage
       Association (FNMA)
       certificates                    The top 10 holdings are presented to
                                       illustrate examples of the industries
51.0%  Other                           and securities in which the Fund may
                                       invest.

Portofolio holdings were current
as of March 31, 2000, are
subject to change and may not be
representative of current holdings.

Nations Balanced Assets Fund

Performance
--------------------------------------------------------------------------------
 Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[BAR CHARTS APPEAR HERE]


Investor A Shares at MOP* (as of 3/31/00)
Assumes the reinvestment of all distributions

                             Nations Balanced    Lipper Balanced   Standard & Poor's    Lehman Aggregate
                               Asset Fund        Funds Universe        500 Index        Bond Index $15,846
         Oct. 2 1992                9425              10000              10000               10000
                1992                9776              10396              10504               10027
                                   10179              10830              10963               10441
                                   10431              11003              11017               10718
                                   10659              11387              11301               10998
                1993               10726              11548              11563               11004
                                   10381              11178              11125               10688
                                   10050              11058              11172               10578
                                   10441              11387              11718               10643
                1994               10369              11269              11716               10683
                                   10955              11984              12857               11222
                                   11862              12862              14085               11905
                                   12491              13575              15204               12138
                1995               13070              14146              16120               12655
                                   13504              14523              16985               12431
                                   13864              14875              17748               12502
                                   14178              15279              18296               12734
                1996               14946              16114              19820               13116
                                   15148              16118              20351               13042
                                   16679              17786              23907               13521
                                   17997              18992              25695               13970
                1997               18137              19233              26432               14380
                                   19713              20706              30120               14605
                                   19408              20932              31114               14947
                                   17657              19590              28018               15579
                1998               19637              21817              33986               15632
                                   19444              22044              35682               15554
                                   20348              23005              38197               15417
                                   19182              22021              35810               15522
                1999               19614              23699              41138               15503
Mar. 31 2000                       19533              24310              42080               15846


Investor A Shares at NAV** (as of 3/31/00)
Assumes the reinvestment of all distributions

                             Nations Balanced    Lipper Balanced   Standard & Poor's    Lehman Aggregate
                               Asset Fund        Funds Universe        500 Index        Bond Index $15,846

         Oct. 2 1992               10000              10000              10000               10000
                1992               10372              10396              10504               10027
                                   10800              10830              10963               10441
                                   11067              11003              11017               10718
                                   11310              11387              11301               10998
                1993               11361              11548              11563               11004
                                   11014              11178              11125               10688
                                   10668              11058              11172               10578
                                   11078              11387              11718               10643
                1994               11001              11269              11716               10683
                                   11623              11984              12857               11222
                                   12585              12862              14085               11905
                                   13254              13575              15204               12138
                1995               13867              14146              16120               12655
                                   14328              14523              16985               12431
                                   14710              14875              17748               12502
                                   15043              15279              18296               12734
                1996               15858              16114              19820               13116
                                   15072              16118              20351               13042
                                   17697              17786              23907               13521
                                   19095              18992              25695               13970
                1997               19244              19233              26432               14380
                                   20916              20706              30120               14605
                                   20592              20932              31114               14947
                                   15734              19590              28018               15579
                1998               20835              21817              33986               15632
                                   20630              22044              35682               15554
                                   21589              23005              38197               15417
                                   20352              22021              35810               15522
                1999               20810              23699              41138               15503
        Mar. 31 2000               20725              24310              42080               15846


Average annual total return

Investor A Shares

Since Inception              NAV**              MOP*
(10/2/92 through
3/31/00)                    10.22%             9.35%

The charts to the left show the growth in value of a hypothetical $10,000 Investment in investor A Shares of Nations Balanced Assets Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), on unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Government Corporate Bond Index, the Asset-Backed Securities index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues include reinvestment of dividends. Funds Included in the Lipper Balanced Funds Universe has a primary objective of conserving principal by maintainingat all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to Invest in the Indexes or Lipper Universe. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.


[LEGEND FOR LINE GRAPH APPEARS HERE]

Nations Balanced Assets Fund

continued

--------------------------------------------------------------------------------
 Total return (as of 3/31/00)
--------------------------------------------------------------------------------



                           Primary A            Investor A                   Investor B                    Investor C
                                           NAV**          MOP*           NAV**         CDSC***         NAV**         CDSC***
Inception date              9/30/92              10/2/92                       6/7/93                        10/2/92
-----------------------------------------------------------------------------------------------------------------------------
1 year performance         0.73%         0.47%         -5.28%         -0.30%         -5.20%         -0.27%         -1.25%
-----------------------------------------------------------------------------------------------------------------------------
Average annual returns
3 years                    9.07%         8.85%          6.72%          8.07%          7.28%          8.09%          8.09%
5 years                   12.49%        12.27%         10.94%         11.55%         11.31%         11.59%         11.59%
Since inception           10.46%        10.22%          9.35%          9.44%          9.44%          9.49%          9.49%

The performance shown represents past performance and is not predictive of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than their original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

Nations Asset Allocation Fund
Equity Management Team and Fixed Income
Management Team commentary*


Portfolio Management
The Fund is managed by the Equity Management Team of Chicago Equity Partners Corporation and the Fixed Income Management Team of Banc of America Capital Management, Inc., investment sub-advisers to the Fund.

Investment Objective
The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

Performance Review
For the 12-month period ended March 31, 2000, Nations Asset Allocation Fund Investor A Shares provided shareholders with a total return of 10.65%.**

In the following interview, the teams share their views on Nations Asset Allocation Fund's performance for the 12-month period ended march 31, 2000 and their outlook for the future.

Please describe the Fund's investment philosophy and style.

Within the stock component of the Fund, our intent is to stay neutral to the market in terms of sector weightings and market capitalization. The Fund primarily invests in large-capitalization common stocks represented in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as well as common stocks represented in the Standard & Poor's MidCap 400 Index and the Standard & Poor's SmallCap 600 Index.*** We believe investment across the large-, mid- and small-cap market segments allows for greater diversification and potentially lower volatility and higher returns.

We focus on individual stock selections. Our risk-controlled strategy is intended to ensure that the Fund is able to fully benefit from the market's advances, despite the major disparities in performance between sectors and the recent narrowness of the market. Within the framework of our disciplined process, we select securities that display what we think are attractive valuations, while exhibiting positive momentum and solid earnings quality.

The fixed income portion of the Fund is composed of investment grade securities. The management of the fixed income portion is based on the belief that returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector allocation, sector rotation and relative value security selection.


*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

The Standard & Poor's SmallCap 600 Index is a market-capitalization-weighted index consisting of 600 common stocks that capture the economic and industry characteristics of small-company stock performance. It is unmanaged and unavailable for investment.

Source for all statistical data -- Banc of America Capital Management, Inc. and Chicago Equity Partners Corporation.

Past performance is no guarantee of future results.

Nations Asset Allocation Fund
Equity Management Team and Fixed Income
Management Team commentary continued


Please comment on the Fund's performance

For the 12 months ended March 31, 2000, the Fund (Investor A Shares) had a total return of 10.65%. The Fund measures its performance against two benchmarks, the S&P 500 Index and the Lehman Aggregate Bond Index (dagger), which returned 17.94% and 1.88%, respectively. The Fund's asset allocation as of March 31, 2000, was 59% to equity, 23% to fixed income and 18% to cash and cash equivalents.(double daggers)

What particular equity sectors or stocks proved favorable for the Fund, and what sectors proved unfavorable?

The Fund benefited primarily from its holdings in the technology sector. In the large-cap segment, QUALCOMM Inc., Oracle Corporation and Cisco Systems, Inc. produced triple-digit returns as investors flocked towards the "new economy" companies. The same story was true for mid- and small-company stocks, with companies such as PMC-Sierra, Inc., Three-five Systems, Inc. and Qlogic Corporation each returning above 700%. Sectors that lagged were health care and transportation. Price-cutting hurt the profits of major drug companies while higher energy costs adversely affected transportation companies.

What factors affected the performance of the bond portion of the portfolio?

Despite the bond market's volatility, we remained faithful to our strategy of maximizing the yield of the portfolio while minimizing its risk relative to the benchmark. While this may cause some interim performance volatility, we believe the strategy will produce superior returns over time. The portfolio's strategic overweighting of the corporate bond and mortgage-backed securities sectors helped performance in a difficult environment.

What economic factors most influenced the Fund's performance?

Rising interest rates most influenced performance. The U.S. economy remained healthy throughout the year, but fears of rising inflation helped increase interest rates as the year wore on. Investors remained cautious on the outlook for continued economic growth, specifically for the "old economy" stocks, as they appeared more affected by the volatility of interest rates than their "new economy" brethren.

What is your outlook for the year ahead in the equity market?

As we enter the tenth year of economic prosperity, the U.S. economy remains remarkably healthy in spite of higher interest rates and tight labor conditions. We anticipate that the U.S. economy will continue to grow, though we believe the growth to be more moderate than in recent months.

(dagger)The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

(double daggers)Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Nations Asset Allocation Fund
Equity Management Team and Fixed Income
Management Team commentary continued


In the stock market, the S&P 500 Index has recorded a record 20%annual return for the last five years and most prognosticators believe that pace will not continue. The continued discrepancies in valuations between the largest 50 stocks and the rest of the stock market defy historical averages. We believe these discrepancies favoring the largest stocks are unlikely to be sustained.

Of course, neither we nor anyone else can predict exact changes in the markets. We plan to continue our diversification strategy of investing in large-, mid- and small-cap stocks. Our goal is to add value through security selection, while attempting to neutralize risk factors such as market timing and sector rotation, for which there is not adequate compensation by the market.

What investment opportunities do you anticipate in the fixed income market, and how are you positioning the portfolio?

On the fixed income side, our expectations are for the Federal Reserve Board to continue to raise interest rates to slow the U.S. economy at least one more time -- to 6.25%. While there is a risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.

The yield advantages -- or "spreads" -- of corporate, mortgage-backed and asset-backed securities over the yields of U.S. Treasuries are higher than at any point since the recession of 1991. We expect to continue to add incremental exposure to corporate bonds, mortgage-backed and asset-backed securities as these yield advantages grow larger. We believe that once the markets stabilize, these sectors could enhance the returns of the portfolio.

Nations Asset Allocation Fund

--------------------------------------------------------------------------------
 Portfolio breakdown (as a % of net assets as of 3/31/00)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

3.2%      U.S. Treasury strips
3.7%      Drugs
4.0%      Banking and finance
4.3%      Banking
4.3%      Computer related
4.5%      Utilities - Telephone
4.7%      Semiconductors
5.3%      Computer software
7.5%      Commercial mortgage-backed securities
8.1%      Federal National Mortgage Association (FNMA) certificates
50.4%     Other

     Portfolio holdings were current as of March 31, 2000, are subject to change and may not be representative of current holdings.

Top 10 holdings
---------------------------------------
1    Cisco Systems, Inc.           2.6%
---------------------------------------
2    Microsoft Corporation         2.3%
---------------------------------------
3    General Electric Company      1.9%
     8.000% 11/01/29               1.8%
---------------------------------------
4    Intel Corporation             1.4%
---------------------------------------
5    Citigroup Inc.                1.4%
---------------------------------------
6    Wal-Mart Stores, Inc.         1.3%
     6.500% 04/01/29               1.2%
---------------------------------------
7    MCI Worldcom, Inc.            1.2%
---------------------------------------
8    Oracle Corporation            1.1%
---------------------------------------
9    Texas Instruments Inc.        1.1%
---------------------------------------
10   Chase Manhattan Corporation   1.1%

     The top 10 holdings are presented to illustrate examples of the industries and securities in which the Fund may invest.

Nations Asset Allocation Fund

Performance
--------------------------------------------------------------------------------
 Growth of a $10,000 investment
--------------------------------------------------------------------------------
Investor A Shares at MOP* (as of 3/31/00)
Assumes the reinvestment of all distributions

                               Nations Asset     Lipper Balanced   Standard & Poor's   Lehman Aggregate
                                Allocation        Funds Universe       500 Index         Bond Index
        Jan. 8 1994                 9425              10000              10000               10000
                                    9095               9679               9621                9713
                                    8978               9575               9661                9613
                                    9284               9860              10134                9672
                                    9295               9758              10132                9708
                                    9999              10377              11119               10198
                                   10795              11138              12180               10819
                                   11297              11755              13149               11031
                1995               11796              12249              13940               11501
                                   12099              12575              14689               11297
                                   12377              12881              15349               11361
                                   12747              13230              15823               11572
                                   13644              13954              17141               11919
                                   13772              13956              17600               11852
                                   15371              15401              20675               12287
                                   16158              16445              22221               12695
                1997               16558              16654              22859               13068
                                   17976              17930              26048               13272
                                   18587              18125              26908               13583
                                   17780              16963              24230               14157
                                   20051              18892              29391               14205
                                   20602              19088              30858               14134
                                   21214              19921              33034               14010
                                   20385              19068              30969               14105
                1999               22278              20521              35577               14088
        Mar. 31 2000               22795              21051              36392               14400

Investor A Shares at NAV** (as of 3/31/00)
Assumes the reinvestment of all distributions


                               Nations Asset     Lipper Balanced   Standard & Poor's   Lehman Aggregate
                                Allocation        Funds Universe       500 Index         Bond Index

         Jan. 8 1994               10000              10000              10000               10000
                                    9650               9679               9621                9713
                                    9526               9575               9661                9613
                                    9850               9860              10134                9672
                                    9862               9758              10132                9708
                                   10609              10377              11119               10198
                                   11453              11138              12180               10819
                                   11986              11755              13149               11031
                1995               12516              12249              13940               11501
                                   12837              12575              14689               11297
                                   13132              12881              15349               11361
                                   13525              13230              15823               11572
                                   14476              13954              17141               11919
                                   14612              13956              17600               11852
                                   16308              15401              20675               12287
                                   17143              16445              22221               12695
                1997               17569              16654              22859               13068
                                   19072              17930              26048               13272
                                   19721              18125              26908               13583
                                   18865              16963              24230               14157
                                   21274              18892              29391               14205
                                   21859              19088              30858               14134
                                   22508              19921              33034               14010
                                   21628              19068              30969               14105
                1999               23638              20521              35577               14088
        Mar. 31 2000               24186              21051              36392               14400

Average annual total return

Investor A Shares

Since Inception               NAV**     MOP*
(1/8/94 through 3/31/00)      15.32%    14.22%


     The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Asset Allocation Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), on unmanged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanged index comprised of the Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and included U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed issues, include reinvestment of dividends. Funds included ni the Lipper Balanced Funds Universe have a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest in the indexes or Lipper Universe. The performance of Primary A Investor B, Investor C and Seafirst Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations Asset Allocation Fund

continued

--------------------------------------------------------------------------------
 Total return (as of 3/31/00)
--------------------------------------------------------------------------------


                         Primary A+   Seafirst        Investor A             Investor B++             Investor C
                                                   NAV**        MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date             5/21/99     3/7/88           1/8/94                  7/15/98                11/11/96
-----------------------------------------------------------------------------------------------------------------------
1 year performance      12.18%       10.92%     10.65%       4.27%       9.77%       4.77%       9.75%       8.75%
-----------------------------------------------------------------------------------------------------------------------
Average annual returns
3 years                 18.84%       18.44%     18.30%      15.99%      17.82%      17.10%      17.48%      17.48%
5 years                 18.24%       18.03%     17.92%      16.53%      17.64%      17.43%
10 years                             13.44%
Since Inception         15.57%       13.37%     15.32%      14.22%      15.09%      15.09%      16.05%      16.05%

The performance shown represents past performance and is not predictive of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than their original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflects shareholder servicing and/or 12b-1 fees of 0.25%. These fees are not applicable to Primary A Shares.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflects shareholder servicing and/or 12b-1 fees of 0.25%. If Investor B Shares had been reflected, total returns would have been lower.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

Nations Government
Securities Fund
Fixed Income Management Team commentary*


Portfolio Management
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, Inc., investment sub-adviser to the Fund.

Investment Objective
The Fund seeks high current income consistent with moderate fluctuation of principal.

Performance Review
For the 12-month period ended March 31, 2000, Nations Government Securities Fund Investor A Shares provided shareholders with a total return of 0.80%.**

In the following interview, the team shares its views on Nations Government Securities Fund's performance for the 12-month period ended March 31, 2000 and their outlook for the future.

Please describe the Fund's investment style and philosophy.

We believe returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and match its duration -- or interest-rate sensitivity -- to an appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe the neutral duration of the portfolio compared to the benchmark will lessen unnecessary portfolio performance volatility.

The goal of Nations Government Securities Fund is to outperform the Lehman Government Bond Index.*** The Index is comprised of all U.S. Treasury and agency issues with maturities longer than one year and it has an average duration of
5.35 years.

Our strategy is focused on adding yield to the portfolio by maintaining a large exposure to agency mortgage-backed securities and under-weighting U.S. Treasury and agency securities. The security selection process is relative value oriented and is based upon both quantitative and fundamental analyses of the mortgage market.

What were economic and market conditions like during the reporting period?

A combination of factors created one of the most volatile periods in fixed income history. These included a strong U.S. economy, fears of a Y2K disaster, the announcement of the U.S. Treasury debt reduction program, the dramatic increase in oil prices, and the recent proposal to eliminate the implied government guarantees on some mortgage-related securities.

The Federal Reserve Board (the Fed), citing tight labor markets and continued strength in the U.S. economy, raised short-term rates a total of five times over the past year, from 4.75% to 6.00%. This pushed the yields on most longer-maturity securities higher, although long-term Treasury yields did decline late in the period on news of the government's debt reduction program.

*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

***The Lehman Government Bond Index is unmanaged and represents the return of government bonds with an average maturity of approximately nine years. It is unavailable for investment.

Source for all statistical data -- Banc of America Capital Management, Inc.

Past performance is no guarantee of future results.

Nations Government
Securities Fund
Fixed Income Management Team commentary continued




With uncertainty comes volatility among securities with credit risk. The corporate bond sector had poor total returns relative to comparable duration U.S. Treasury securities. The other sectors of the fixed income markets also suffered, but their yield advantages were enough to offset the decline in their prices relative to U.S. Treasury securities.

How did you manage the Fund in this environment?

Despite the volatility, we remained faithful to our strategy of maximizing the yield of the portfolio while minimizing its risk relative to the benchmark. While this may cause some interim performance volatility, we believe the strategy will produce top-quartile returns over a three-to-five year period.

What investment decisions contributed to the Fund's performance and did any decisions hold back performance? (dagger)

The Fund's strategic overweighting of the spread sectors -- or sectors with higher yields than U.S. Treasury securities -- managed to overcome the marginal spread widening that occurred over the period. However, the consistent overweighting of spread product and lack of U.S. Treasury exposure made it difficult to take advantage of short-term trading opportunities in the agency and commercial mortgage markets.

What economic developments do you anticipate during the rest of 2000?

We forecast that the Fed will raise interest rates to slow the U.S. economy at least one more time. While there is a risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.

The biggest issues facing fixed income investors over the next year are the combination of a shrinking U.S. Treasury market and the potential that U.S. government-sponsored agencies may lose their implied government guarantees.

How is the Fund positioned in this environment?

Because our process involves taking a consistent level of market exposure while remaining duration neutral to the Fund's benchmark, we do not have to rely on historically inaccurate economic forecasting techniques to position the portfolio.

Spreads between the yields on U.S. Treasuries and the yields on corporate, mortgage-backed and asset-backed securities have widened to levels that we have not seen since the recession of 1991. While we anticipate that spreads will be under pressure for the remainder of the year, we will continue to add incremental exposure to these markets as spreads widen. Once the markets stabilize, spreads should revert to more reasonable levels and we are optimistic the Fund's exposure to mortgage-backed securities should enhance the returns of the portfolio.

(dagger)Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations Government
Securities Fund

--------------------------------------------------------------------------------
 Portfolio breakdown (as a % of net assets as of 3/31/00)
--------------------------------------------------------------------------------


[PIE CHART APPEARS HERE]
 0.7%  Asset-backed securities
20.1%  U.S. Treasury obligations
77.3%  Mortgage-backed securities
 1.9%  Other



Portfolio holdings were current
as of March 31, 2000, are
subject to change and may not be
representative of current holdings.



Top 10 holdings


----------------------------------------------------------
1    Government National Mortgage Association
     (GNMA) Certificates, 6.500% 05/15/29           8.4%
----------------------------------------------------------
2    Government National Mortgage Association
     (GNMA) Certificates, 8.000% 11/15/29           5.2%
----------------------------------------------------------
3    Federal Home Loan Mortgage Corporation
     (FHLMC) Certificates, 6.500% 09/15/25          5.1%
----------------------------------------------------------
4    Federal National Mortgage Association
     (FNMA) Certificates, 8.000% 10/01/29           3.4%
----------------------------------------------------------
5    Federal National Mortgage Association
     (FNMA) Certificates, 6.565% 07/01/16           3.3%
----------------------------------------------------------
6    Federal National Mortgage Association
     (FNMA) Certificates, 6.000% 06/01/29           3.2%
----------------------------------------------------------
7    Federal National Mortgage Association
     (FNMA) Certificates, 5.625% 05/14/04           2.7%
----------------------------------------------------------
8    Federal National Mortgage Association
     (FNMA) Certificates, 6.500% 03/01/29           2.4%
----------------------------------------------------------
9    Government National Mortgage Association
     (GNMA) Certificates, 6.500% 01/15/29           2.3%
----------------------------------------------------------
10   Government National Mortgage Association
     (GNMA) Certificates, 6.000% 07/15/29           2.3%
----------------------------------------------------------


The top 10 holdings are presented to illustrate examples of the Industries and securities in which the Fund may invest.

Nations Government
Securities Fund


Performance
--------------------------------------------------------------------------------
 Growth of a $10,000 investment
--------------------------------------------------------------------------------

[BAR CHARTS APPEAR HERE]

Investor A Shares at MOP* (as of 3/31/00)
Assumes the reinvestment of all distributions

                            Salomon Brothers   Lehman Intermediate  Nations Government  Lehman Government
                             Mortgage Index      Treasury Index       Securities Fund      Bond Index
        Apr. 17 1991               10000              10000               9525               10000
                                   10202              10167               9624               10135
                                   10767              10651              10121               10713
                1991               11243              11170              10619               11287
                                   11184              11047              10429               11484
                                   11634              11477              10837               11939
                                   11977              11988              11186               12529
                1992               12071              11944              11159               12534
                                   12425              12394              11491               13101
                                   12688              12640              11728               13479
                                   12803              12908              12002               13917
                1993               12919              12927              12009               13870
                                   12647              12685              11644               13452
                                   12579              12616              11440               13299
                                   12680              12711              11375               13355
                1994               12735              12697              11372               13402
                                   13408              13222              11930               14033
                                   14102              13842              12475               14903
                                   14387              14052              12682               15167
                1995               14872              14527              13077               15860
                                   14817              14424              12807               15501
                                   14918              14518              12786               15576
                                   15233              14768              12992               15837
                1996               15673              15107              13373               16300
                                   15692              15097              13167               16168
                                   16263              15515              13628               16729
                                   16731              15914              13975               17289
                1997               17124              16268              14482               17863
                                   17404              16514              14666               18133
                                   17701              16818              15044               18612
                                   18165              17634              15694               19641
                1998               18319              17671              15664               19625
                                   18504              17605              15421               19345
                                   18428              17574              15196               19180
                                   18604              17762              15292               19307
                1999               18656              17742              15149               19187
        Mar. 31 2000               18932              18058              15545               19830



Investor A Shares at NAV** (as of 3/31/00)
Assumes the reinvestment of all distributions


                           Nations Government  Lehman Intermediate  Salomon Brothers   Lehman Government
                             Securities Fund      Treasury Index      Mortgage Index       Bond Index

Apr. 17 1991                       10000              10000              10000               10000
                                   10104              10167              10202               10135
                                   10625              10651              10767               10713
                1991               11148              11170              11243               11287
                                   10949              11047              11184               11484
                                   11378              11477              11634               11939
                                   11744              11988              11977               12529
                1992               11716              11944              12071               12534
                                   12064              12394              12425               13101
                                   12312              12640              12688               13479
                                   12601              12908              12803               13917
                1993               12608              12927              12919               13870
                                   12225              12685              12647               13452
                                   12011              12616              12579               13299
                                   11942              12711              12680               13355
                1994               11939              12697              12735               13402
                                   12525              13222              13408               14033
                                   13097              13842              14102               14903
                                   13315              14052              14387               15167
                1995               13729              14527              14872               15860
                                   13448              14424              14817               15501
                                   13423              14518              14918               15576
                                   13639              14768              15233               15837
                1996               14040              15107              15673               16300
                                   13824              15097              15692               16168
                                   14308              15515              16263               16729
                                   14671              15914              16731               17289
                1997               15204              16268              17124               17863
                                   15397              16514              17404               18133
                                   15794              16818              17701               18612
                                   16477              17634              18165               19641
                1998               16445              17671              18319               19625
                                   16190              17605              18504               19345
                                   15954              17574              18428               19180
                                   16054              17762              18604               19307
                1999               15905              17742              18656               19187
        Mar. 31 2000               16320              18058              18932               19830

Average annual total return
Investor A Shares
Since Inception                  NAV**    MOP*
(4/17/91 through 3/31/00)       5.62%    5.05%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Government securities Fund from the Inception of the share class. Figures for the Lehman Intermediate Treasury Index truck the market value of U.S. Treasury securities with maturities of 3 to 10 years. The Saloman Brothers Mortgage Index is comprised of 30-year and 15-year GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. Figures for the Lehman Government Bond index represent the return of government bonds with an average maturity of approximately nine years and include reinvestment of dividends. All of the indices are unmanaged and unavailable for investment. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class

[LEGEND FOR LINE CHART APPEARS HERE]

Nations Government
Securities Fund

continued

--------------------------------------------------------------------------------
 Total return (as of 3/31/00)
--------------------------------------------------------------------------------



                           Primary A           Investor A                 Investor B                 Investor C
                                           NAV**         MOP*         NAV**       CDSC***        NAV**        CDSC***
Inception date              4/11/91             4/17/91                     6/7/93                     7/6/92
-----------------------------------------------------------------------------------------------------------------------
1 year performance        1.12%         0.80%          -3.97%      0.22%          -3.59%        -0.22%        -1.17%
-----------------------------------------------------------------------------------------------------------------------
Average annual returns
3 years                   5.97%         5.69%          3.98%       5.09%          4.17%         4.95%         4.95%
5 years                   5.71%         5.44%          4.41%       4.91%          4.75%         4.85%         4.85%
Since inception           5.87%         5.62%          5.05%       3.83%          3.83%         4.07%         4.07%

The performance shown represents past performance and is not predictive of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than their original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return. The annual reports for the fiscal year ended March 31, 1999 and prior years compare the Fund's performance to the Lehman Intermediate Treasury Index and the Salomon Brothers Mortgage Index. Fund management believes the Lehman Government Bond Index is a more appropriate benchmark because the composition of the Index more closely resembles the composition of the Fund.

Nations U.S. Government
Bond Fund
Fixed Income Management Team commentary*


Portfolio Management
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, Inc., investment sub-adviser to the Fund.

Investment Objective
The Fund seeks total return and preservation of capital by investing in U.S. government securities and repurchase agreements collateralized by such securities or instrumentalities.

Performance Review
For the 12-month period ended March 31, 2000, Nations U.S. Government Bond Fund Investor A Shares provided shareholders with a total return of -0.80%.**

In the following interview, the team shares its views on Nations U.S. Government Bond Fund's performance for the 12-month period ended March 31, 2000 and its outlook for the future.

Please describe the Fund's investment style and philosophy.

We believe returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and match its duration -- or interest-rate sensitivity -- to an appropriate benchmark, its higher yield should enhance the return of the portfolio, while the neutral duration of the portfolio compared to the benchmark will lessen unnecessary portfolio performance volatility.

The investment goal of Nations U.S. Government Fund is to outperform the Lehman Government Bond Index. The Index is comprised of all U.S. Treasury and agency issues with maturities longer than one year and it has an average duration of
5.35 years. We think this index is well matched to the Lipper General U.S. Government Funds Universe.***

Our strategy is focused on adding yield to the portfolio by maintaining a large exposure to agency mortgage-backed securities and under-weighting U.S. Treasury and agency securities. The security selection process searches for relative value and is based upon both quantitative and fundamental analyses of the mortgage market.

What were economic and market conditions like during the reporting period?

A combination of factors created one of the most volatile periods in fixed income history. These included a strong U.S. economy, fears of a Y2K disaster, the announcement of the U.S. Treasury debt reduction program, the dramatic increase in oil prices, and the recent proposal to eliminate the implied government guarantees on some mortgage-related securities.

The Federal Reserve Board (the Fed), citing tight labor markets and continued strength in the U.S. economy, raised short-term rates a total of five times over the past year, from 4.75% to 6.00%. This pushed the yields on most longer-maturity securities higher, although long-term U.S. Treasury yields did decline late in the period on news of the government's debt reduction program.

*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General U.S. Government Funds Universe invest at least 65% of their assets in U.S. government and agency issues.

Source for all statistical data -- Banc of America Capital Management, Inc.

Past performance is no guarantee of future results.

Nations U.S. Government
Bond Fund
Fixed Income Management Team commentary continued

With uncertainty comes volatility among securities with credit risk. The corporate bond sector had poor total returns relative to comparable duration U.S. Treasury securities. The other sectors of the fixed income markets also suffered, but their yield advantages were enough to offset the decline in their prices relative to U.S. Treasury securities.

How did you manage the Fund in this environment?

The investment strategy for the Fund changed in mid-February of this year from one of active duration management to a strategy that seeks relative value, with neutral interest rate sensitivity relative to the Fund's benchmark. The Fund's investment strategy is now identical to that of Nations Government Securities Fund.

What investment decisions contributed to the Fund's performance, and what decisions hindered performance?(dagger)

With the exception of the fourth quarter of 1999, Treasury securities outperformed spread sectors -- those sectors that offered yield advantages or "spreads" above the yield of Treasuries. During the period, the portfolio was systematically overweighted in U.S. Treasury securities, which helped performance. Prior to the change in strategy the duration of the portfolio was consistently long relative to both the Lipper General U.S. Government Funds Universe and the Lehman Government Bond Index. This caused substantial volatility in the Fund and detracted from performance.

What economic developments do you anticipate during the rest of 2000?

We forecast that the Fed will raise interest rates in an effort to slow the U.S. economy at least one more time. While there is a risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.

The biggest issues facing fixed income investors over the next year are the combination of a shrinking U.S. Treasury market and the potential that U.S. government-sponsored agencies may lose their implied government guarantees.

How is the Fund positioned in this environment?

Because our process involves taking a consistent level of market exposure while remaining duration neutral to the Fund's benchmark, we do not have to rely on historically inaccurate economic forecasting techniques to position the portfolio.

Spreads between the yields on Treasuries and the yields on corporate, mortgage-backed, and asset-backed securities have widened to levels that we have not seen since the recession of 1991. While we anticipate that spreads will be under pressure for the remainder of the year, we will continue to add incremental exposure to these markets as spreads widen. Once the markets stabilize, spreads should revert to more reasonable levels and we are optimistic that our exposure to mortgage-backed securities should enhance the returns of the portfolio.

(dagger)Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations U.S. Government
Bond Fund

--------------------------------------------------------------------------------
 Portfolio breakdown (as a % of net assets as of 3/31/00)
--------------------------------------------------------------------------------

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

U.S. government and agency obligations  12.2%
Mortgage-backed securities              37.9%
U.S. Treasury obligations               48.3%
Other                                    1.6%

Portfolio holdings were current as of March 31, 2000, are subject to change and may not be representative of current holdings.

Top 10 holdings
-------------------------------------------------------
1    Federal Home Loan Mortgage Corporation
     (FMLMC) Certificates, 5.75% 04/15/08         11.2%
-------------------------------------------------------
2    Federal Home Loan Mortgage Corporation
     (FMLMC) Certificates, 5.75% 07/15/03          8.4%
-------------------------------------------------------
3    Federal National Mortgage Corporation
     (FNMA) Certificates, 6.00% 03/01/13           7.8%
-------------------------------------------------------
4    Federal Home Loan Mortgage Corporation
     (FHLMC) Certificates, 6.00% 09/01/13          6.4%
-------------------------------------------------------
5    Federal National Mortgage Association
     (FNMA) Certificates, 6.00% 03/01/13           5.4%
-------------------------------------------------------
6    Federal National Mortgage Association
     (FNMA) Certificates, 6.00% 11/01/28           4.4%
-------------------------------------------------------
7    Government National Mortgage Association
     (GNMA) Certificates, 7.50% 04/15/29           3.0%
-------------------------------------------------------
8    Government National Mortgage Association
     (GNMA) Certificates, 7.50% 04/15/29           2.3%
-------------------------------------------------------
9    Federal Home Loan Bank
     (FHLB) Certificates, 5.13% 09/15/03           1.2%
-------------------------------------------------------
10    Federal National Mortgage Association
     (FNMA) Certificates, 6.00% 05/01/13           0.6%
-------------------------------------------------------

The top 10 holdings are presented to illustrate examples of the industries and securities in which the Fund may invest.

Nations U.S. Government
Bond Fund


Performance
--------------------------------------------------------------------------------
Growth of a $10,000 investment
--------------------------------------------------------------------------------

[BAR CHARTS APPEAR HERE]

Investor A Shares at MOP* (as of 3/31/00)
Assumes the reinvestment of all distributions.

                                Nations U.S.     Lehman Government
                                 Government         Bond Index

         Feb. 7 1995                9525              10000
                                    9750              10279
                                   10453              10916
                                   10639              11110
                1995               11149              11617
                                   10832              11355
                                   10901              11409
                                   11041              11601
                1996               11346              11940
                                   11274              11843
                                   11616              12254
                                   11925              12664
                1997               12259              13085
                                   12345              13282
                                   12696              13633
                                   13272              14387
                1998               13255              14375
                                   13034              14170
                                   12819              14049
                                   12866              14142
                1999               12653              14054
        Mar. 31 2000               12930              14525


Investor A Shares at NAV** (as of 3/31/00)
Assumes the reinvestment of all distributions.

                                Nations U.S.     Lehman Government
                                 Government         Bond Index

         Feb. 7 1995               10000              10000
                                   10236              10279
                                   10974              10916
                                   11169              11110
                1995               11705              11617
                                   11372              11355
                                   11445              11409
                                   11591              11601
                1996               11912              11940
                                   11836              11843
                                   12196              12254
                                   12520              12664
                1997               12871              13085
                                   12961              13282
                                   13329              13633
                                   13934              14387
                1998               13916              14375
                                   13684              14170
                                   13458              14049
                                   13508              14142
                1999               13284              14054
        Mar. 31 2000               13575              14525


Average annual total return
Investor A Shares

Since Inception          NAV**          MOP*
---------------          -----         -----
(2/7/95 through
3/31/00)                 6.12%         5.13%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations U.S. Government Bond Fund from the inception of the share class. Figures for the Lehman Government Bond Index, an unmanaged index, represent the return of government bonds with an average maturity of approximately nine years and include reinvestment of dividends. It is unavailable for investment. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.


[LEGEND FOR LINE GRAPHS APPEARS HERE]


--------------------------------------------------------------------------------
 Total return (as of 3/31/00)

                           Primary A           Investor A                  Investor B                  Investor C
                                           NAV**          MOP*         NAV**        CDSC***        NAV**        CDSC***
Inception date              11/7/94              2/7/95                     11/10/94                     9/19/97
-----------------------------------------------------------------------------------------------------------------------
1 year performance         -0.55%        -0.80%        -5.49%        -1.48%        -5.26%        -1.67%        -2.62%
-----------------------------------------------------------------------------------------------------------------------
Average annual returns
3 years                    4.97%         4.67%         3.00%         4.07%         3.19%
5 years                    6.05%         5.80%         4.78%         5.09%         4.94%
Since inception            7.34%         6.12%         5.13%         6.34%         6.34%         2.67%         2.67%

The performance shown represents past performance and is not predictive of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than their original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions. *Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.
**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.
***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

                                  APPENDIX III

   Comparison of Fundamental Policies and Limitations of the Acquired Funds
                             and the Acquiring Funds

                Fundamental Investment Policies and Limitations

The Acquired Funds may not:             The Acquiring Funds may not:

1.  Except for the Asset Allocation     1.  Underwrite any issue of securities
    Fund, underwrite securities             within the meaning of the 1933 Act
    issued by any other person,             except when it might technically be
    except to the extent that the           deemed to be an underwriter either
    purchase of securities and the          (a) in connection with the
    later disposition of such               disposition of a portfolio security,
    securities in accordance with           or (b) in connection with the
    the Fund's investment program           purchase of securities directly from
    may be deemed an underwriting.          the issuer thereof in accordance
    This restriction shall not              with its investment objective. This
    limit a Fund's ability to               restriction shall not limit the
    invest in securities issued by          Fund's ability to invest in
    other registered investment             securities issued by other
    companies.                              registered investment companies.

    The Asset Allocation Fund may
    not underwrite any issue of
    securities within the meaning
    of the 1933 Act except when it
    might technically be deemed to
    be an underwriter either (a) in
    connection with the disposition
    of a portfolio security, or (b)
    in connection with the purchase
    of securities directly from the
    issuer thereof in accordance
    with its investment objective.

2.  Except for the Asset Allocation     2.  Purchase or sell real estate, except
    Fund, invest in real estate or          a Fund may purchase securities of
    real estate limited partnership         issuers which deal or invest in real
    interests. (A Fund may,                 estate and may purchase securities
    however, purchase and sell              which are secured by real estate or
    securities secured by real              interests in real estate.
    estate or interests therein or
    issued by issuers which invest
    in real estate or interests
    therein.) This restriction does
    not apply to real estate
    limited partnerships listed on
    a national stock exchange
    (e.g., the New York Stock
    Exchange).

    The Asset Allocation Fund may
    not purchase or sell real
    estate, except a Fund may
    purchase securities of issuers
    which deal or invest in real
    estate and may purchase
    securities which are secured by
    real estate or interests in
    real estate.

                                      III-1

3.  Except for the Asset Allocation     3.  Purchase or sell commodities, except
    Fund, purchase or sell                  that a Fund may to the extent
    commodity contracts except that         consistent with its investment
    each Fund may, to the extent            objective, invest in securities of
    appropriate under its                   companies that purchase or sell
    investment policies, purchase           commodities or which invest in such
    publicly traded securities of           programs, and purchase and sell
    companies engaging in whole or          options, forward contracts, futures
    in part in such activities, may         contracts, and options on futures
    enter into futures contracts            contracts. This limitation does not
    and related options, may engage         apply to foreign currency
    in transactions on a                    transactions including without
    when-issued or forward                  limitation forward currency
    commitment basis, and may enter         contracts.
    into forward currency contracts
    in accordance with its
    investment policies.

    The Asset Allocation Fund may
    not purchase or sell
    commodities, except that a Fund
    may to the extent consistent
    with its investment objective,
    invest in securities of
    companies that purchase or sell
    commodities or which invest in
    such programs, and purchase and
    sell options, forward
    contracts, futures contracts,
    and options on futures
    contracts. This limitation does
    not apply to foreign currency
    transactions including without
    limitation forward currency
    contracts.

4.  Except for the Asset Allocation     4.  Make loans, except to the extent
    Fund, make loans, except that a         permitted by the 1940 Act, the rules
    Fund may purchase and hold debt         and regulations thereunder and any
    instruments (whether such               exemptive relief obtained by the
    instruments are part of a               Funds.
    public offering or privately
    placed), may enter into
    repurchase agreements and may
    lend portfolio securities in
    accordance with its investment
    policies.

    The Asset Allocation Fund may
    not make loans, except to the
    extent permitted by the 1940
    Act.

5.  The Government Securities Fund      5.  Borrow money or issue senior
    and Balanced Assets Fund may            securities except to the extent
    not borrow money or issue               permitted by the 1940 Act, the rules
    senior securities as defined in         and regulations thereunder and any
    the 1940 Act except that (a) a          exemptive relief obtained by the
    Fund may borrow money from              Funds.
    banks for temporary or
    emergency purposes in amounts
    up to one-third of the value of
    such Fund's total assets at the
    time of borrowing, provided
    that borrowings in excess of 5%
    of the value of such Fund's
    total assets will be repaid

                                      III-2
    prior to the purchase of
    additional portfolio securities
    by such Fund, (b) a Fund may
    enter into commitments to
    purchase securities in
    accordance with the Fund's
    investment program, including
    delayed delivery and
    when-issued securities, which
    commitments may be considered
    the issuance of senior
    securities, and (c) a Fund may
    issue multiple classes of
    shares in accordance with SEC
    regulations or exemptions under
    the 1940 Act. The purchase or
    sale of futures contracts and
    related options shall not be
    considered to involve the
    borrowing of money or issuance
    of senior securities. Each Fund
    may enter into reverse
    repurchase agreements or dollar
    roll transactions. The purchase
    or sale of futures contracts
    and related options shall not
    be considered to involve the
    borrowing of money or issuance
    of senior securities.

    The U.S. Government Bond Fund
    may not borrow money except as
    a temporary measure for
    extraordinary or emergency
    purposes or except in
    connection with reverse
    repurchase agreements and
    mortgage rolls; provided that
    the respective Fund will
    maintain asset coverage of 300%
    for all borrowings.

    The Asset Allocation Fund may
    not borrow money, issue senior
    securities or mortgage, pledge
    or hypothecate its assets
    except to the extent permitted
    under the 1940 Act.

                                      III-3

6.  The Government Securities Fund      6.  Purchase securities (except
    and the Balanced Assets Fund            securities issued or guaranteed by
    may not purchase securities of          the U.S. Government, its agencies or
    any one issuer (other than              instrumentalities) of any one issuer
    securities issued or guaranteed         if, as a result, more than 5% of its
    by the U.S. Government, its             total assets will be invested in the
    agencies or instrumentalities           securities of such issuer or it
    or securities of other                  would own more than 10% of the
    investment companies) if,               voting securities of such issuer,
    immediately after such                  except that (a) up to 25% of its
    purchase, more than 5% of the           total assets may be invested without
    value of such Fund's total              regard to these limitations and (b)
    assets would be invested in the         a Fund's assets may be invested in
    securities of such issuer,              the securities of one or more
    except that up to 25% of the            management investment companies to
    value of the Fund's total               the extent permitted by the 1940
    assets may be invested without          Act, the rules and regulations
    regard to these limitations and         thereunder and any exemptive relief
    with respect to 75% of such             obtained by the Funds.
    Fund's assets, such Fund will
    not hold more than 10% of the
    voting securities of any
    issuer.

    The U.S. Government Bond Fund
    may not purchase securities of
    any one issuer (other than
    securities issued or guaranteed
    by the U.S. Government, its
    agencies or instrumentalists or
    certificates of deposit for any
    such securities) if,
    immediately after such
    purchase, more than 5% of the
    value of the Fund's total
    assets would be invested in the
    securities of such issuer, or
    more than 10% of the issuer's
    outstanding voting securities
    would be owned by the Fund or
    the Company; except that up to
    25% of the value of a Fund's
    total assets may be invested
    without regard to the foregoing
    limitations. For purposes of
    this limitation, (a) a security
    is considered to be issued by
    the entity (or entities) whose
    assets and revenues back the
    security and (b) a guarantee of
    a security shall not be deemed
    to be a security issued by the
    guarantor when the value of
    securities issued and
    guaranteed by the guarantor,
    and owned by the Fund, does not
    exceed 10% of the value of the
    Fund's total assets. The Fund
    will maintain asset coverage of
    300% or maintain a segregated
    account with its custodian bank
    in which it will maintain cash,
    U.S. Government Securities or
    other liquid high grade debt
    obligations equal in value to
    its borrowing.

                                      III-4

    The Asset Allocation Fund may
    not purchase securities (except
    securities issued or guaranteed
    by the U.S. Government, its
    agencies or instrumentalities)
    of any one issuer if, as a
    result, more than 5% of its
    total assets will be invested
    in the securities of such
    issuer or it would own more
    than 10% of the voting
    securities of such issuer,
    except that (a) up to 25% of
    its total assets may be
    invested without regard to
    these limitations and (b) the
    Fund's assets may be invested
    in the securities of one or
    more diversified management
    investment companies to the
    extent permitted by the 1940
    Act.

7.  The Government Securities Fund      7.  Purchase any securities which would
    and the Balanced Assets Fund            cause 25% or more of the value of
    may not purchase any securities         its total assets at the time of
    which would cause 25% or more           purchase to be invested in the
    of the value of the Fund's              securities of one or more issuers
    total assets at the time of             conducting their principal business
    such purchase to be invested in         activities in the same industry,
    the securities of one or more           provided that: (a) there is no
    issuers conducting their                limitation with respect to
    principal activities in the             obligations issued or guaranteed by
    same industry, provided that            the U.S. Government, any state or
    this limitation does not apply          territory of the United States, or
    to investments in U.S.                  any of their agencies,
    Government Obligations. In              instrumentalities or political
    addition, this limitation does          subdivisions, and (b)
    not apply to investments by             notwithstanding this limitation or
    "money market funds" as that            any other fundamental investment
    term is used under the 1940             limitation, assets may be invested
    Act, in obligations of domestic         in the securities of one or more
    banks.                                  management investment companies to
                                            the extent permitted by the 1940
    The U.S. Government Bond Fund           Act, the rules and regulations
    may not purchase any securities         thereunder and any exemptive relief
    which would cause 25% or more           obtained by the Funds.
    of the value of the Fund's
    total assets at the time of
    purchase to be invested in the
    securities of one or more
    issuers conducting their
    principal business activities
    in the same industry, provided
    that: (a) there is no
    limitation with respect to (i)
    instruments issued or
    guaranteed by the United
    States, any state, territory or
    possession of the United
    States, the District of
    Columbia or any of their
    authorities, agencies,
    instrumentalities or political
    subdivisions and

                                      III-5

    (ii) repurchase agreements
    secured by the instruments
    described in clause (i); (b)
    wholly-owned finance companies
    will be considered to be in the
    industries of their parents if
    their activities are primarily
    related to financing the
    activities of the parents; and
    (c) utilities will be divided
    according to their services,
    for example, gas, gas
    transmission, electric and gas,
    electric and telephone will
    each be considered a separate
    industry.

    The Asset Allocation Fund may
    not purchase any securities
    which would cause 25% or more
    of the value of its total
    assets at the time of purchase
    to be invested in the
    securities of one or more
    issuers conducting their
    principal business activities
    in the same industry, provided
    that: (a) there is no
    limitation with respect to
    obligations issued or
    guaranteed by the U.S.
    Government, any state or
    territory of the United States,
    or any of their agencies,
    instrumentalities or political
    subdivisions, and (b)
    notwithstanding this limitation
    or any other fundamental
    investment limitation, assets
    may be invested in the
    securities of one or more
    diversified management
    investment companies to the
    extent permitted by the 1940
    Act and the rules and
    regulations thereunder.

8.  Except for the Asset Allocation
    Fund, purchase any securities
    on margin (except for such
    short-term credits as are
    necessary for the clearance of
    purchases and sales of
    portfolio securities) or sell
    any securities short (except
    against the box.) For purposes
    of this restriction, the
    deposit or payment by the Fund
    of initial or maintenance
    margin connection with futures
    contracts and related options
    and options on securities is
    not considered to be the
    purchase of a security on
    margin.

                                      III-6

                       Statement of Additional Information
                             Dated January 29, 2001

                               NATIONS FUND TRUST
                               NATIONS FUND, INC.
                                NATIONS RESERVES
                               NATIONS FUNDS TRUST
                            One Bank of America Plaza
                       101 South Tryon Street, 33rd Floor
                         Charlotte, North Carolina 28255
                                 1-800-321-7854



 (April 12, 2001 Special Meeting of Shareholders of Nations Fund Trust, Nations
                        Fund, Inc. and Nations Reserves)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy/Prospectus dated the date hereof, for the Special Meetings of Shareholders of the Acquired Funds to be held on April 12, 2001. Copies of the Proxy/Prospectus may be obtained at no charge by writing or calling Nations Fund Trust, Nations Fund, Inc. and Nations Reserves at the address or telephone number set forth above. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

 Incorporation of Documents by Reference in Statement of Additional Information

         Further information about the Primary A Shares, Investor A Shares, Investor B Shares, and Investor C Shares of Nations U.S. Government Bond Fund, Nations Government Securities Fund, Nations Balanced Assets Fund and Nations Asset Allocation Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Funds dated August 1, 2000, as supplemented.

         The audited financial statements and related Report of Independent Accountants for the year ended March 31, 2000 for the Nations U.S. Government Bond Fund, Nations Government Securities Fund, Nations Balanced Assets Fund and Nations Asset Allocation Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

                                Table of Contents


General Information.......................................................  3
Introductory Note to Pro Forma Financial Information......................  4

                               General Information

         The Reorganization contemplates the transfer of the assets and liabilities of the Acquired Funds to the Acquiring Funds in exchange for shares of designated classes of the corresponding Acquiring Funds of equal value.

         The shares issued by an Acquiring Fund will have an aggregate dollar value equal to the aggregate dollar value of the shares of each corresponding Acquired Fund that are outstanding immediately before the closing of the Reorganization.

         Immediately after the Closing, the Acquired Funds will distribute the shares of their corresponding Acquiring Fund received in the Reorganization to its shareholders in liquidation of such Acquired Fund. Each shareholder owning shares of an Acquired Fund at the Closing will receive shares of the designated class of the corresponding Acquiring Fund, and will receive any unpaid dividends or distributions that were declared before the Closing on the Acquired Funds' shares. Nations Funds Trust will establish an account for each former shareholder of the Acquired Funds reflecting the number of Acquiring Fund shares distributed to that shareholder. If the Reorganization Agreements are approved and consummated, the Acquired Funds will transfer all of their assets and liabilities, as of the Closing, and all outstanding shares of the Acquired Funds will be redeemed and canceled in exchange for shares of the corresponding Acquiring Fund.

         For further information about the transaction, see the Proxy/Prospectus.

              Introductory Note to Pro Forma Financial Information

         The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Acquired Funds to the Acquiring Funds accounted for as if the transfer had occurred as of September 30, 2000. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended September 30, 2000 and based upon the proposed fee and expense structure of the Acquiring Funds.

         The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Funds and the Acquiring Funds included or incorporated herein by reference in this Statement of Additional Information. The combination of the above Acquired Funds and the Acquiring Funds will be accounted for as a tax-free reorganization.

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
             Pro Forma Combining Schedule of Investments (unaudited)
                               September 30, 2000

                                                                                                                          Nations
                                                                                                                          Asset
     Nations       Nations                                                                                              Allocation
     Balanced       Asset                                                              Nations          Nations            Fund
      Assets      Allocation    Combined Pro                                          Balanced           Asset            (new)
       Fund          Fund          Forma                                               Assets          Allocation      Combined Pro
    Principal     Principal      Principal                                              Fund              Fund            Forma
      amount        amount         amount                                               Value            Value            Value
      (000)         (000)          (000)                  Description                   (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                       Asset-backed securities - 0.7%
                                       Asset-backed - Auto loans - 0.1%
    $    -        $ 167          $ 167     AESOP Funding II LLC,
                                           Series 1997-1A, Class A1,                   $    -            $ 167            $ 167
                                              6.220% 10/20/01
       250                         250     Premier Auto Trust,
                                           Series 1998-1, Class B,
                                              5.920% 10/06/04                             247                               247
                                                                                       ----------------------------------------
                                                                                          247              167              414
                                                                                       ----------------------------------------

                                       Asset-backed - Home equity loans - 0.6%
                    500            500     ContiMortgage Home Equity Loan Trust,
                                           Series 1998-1, Class A4,
                                              6.280% 01/15/13                                              494              494
       423                         423     CS First Boston Mortgage Securities
                                           Corporation, Series 1996-2, Class A4,
                                              6.620% 02/25/18                             420                               420
                    650            650     EQCC Home Equity Loan Trust,
                                           Series 1997-2, Class A6,
                                              6.720% 02/15/12                                              650              650
                    787            787     First Plus Home Loan Trust,
                                           Series 1996-3, Class A6,
                                              7.600% 09/20/14                                              786              786
                    650            650     First Plus Home Loan Trust,
                                           Series 1997-1, Class A6,
                                              6.950% 12/10/15                                              648              648
                    100            100     IMC Home Equity Loan Trust,
                                           Series 1997-5, Class A7,
                                              6.900% 01/20/22                                               99               99
       241                         241     IMC Home Equity Loan Trust,
                                           Series 1997-7, Class A3,
                                              6.540% 11/20/12                             240                               240
                                                                                       ----------------------------------------
                                                                                          660            2,677            3,337
                                                                                       ----------------------------------------

                                       Total asset-backed securities                      907            2,844            3,751
                                         (Cost $912 and $2,870, respectively)          ----------------------------------------


    Shares     Shares        Shares
-------------------------------------------
                                       Common stocks - 61.6%
                                       Aerospace and defense - 0.8%
                  2,400          2,400         Alliant Techsystems Inc.                                    197              197
                 28,100         28,100         Boeing Company                                            1,771            1,771
    25,612                      25,612         Honeywell International Inc.               912                               912
                 14,100         14,100         Northrop Grumman Corporation                              1,281            1,281
                                                                                       ----------------------------------------
                                                                                          912            3,249            4,161
                                                                                       ----------------------------------------

                                       Airlines - 0.1%
                 12,300         12,300         Delta Air Lines, Inc.                                       546              546
                  1,500          1,500         Forward Air Corporation                                      53               53
                  1,800          1,800         Northwest Airlines Corporation                               44               44
                                                                                       ----------------------------------------
                                                                                                           643              643
                                                                                       ----------------------------------------

                                        Apparel and textiles - 0.1%
                    800            800         Columbia Sportswear Company                                  37               37
                  3,200          3,200         Jones Apparel Group, Inc.                                    85               85
                  1,050          1,050         Kenneth Cole Productions, Inc.                               37               37
                  9,500          9,500         Liz Claiborne Inc.                                          365              365
                  2,800          2,800         Reebok International, Ltd.                                   53               53
                  1,700          1,700         Timberland Company, Class A                                  70               70
                                                                                       ----------------------------------------
                                                                                                           647              647
                                                                                       ----------------------------------------

                                       Automotive - 0.7%
                  5,475          5,475         ArvinMeritor, Inc.                                           80               80
                  2,600          2,600         Copart, Inc.                                                 36               36
                 67,042         67,042         Ford Motor Company                                        1,696            1,696
                 12,825         12,825         General Motors Corporation                                  834              834
                  1,100          1,100         Gentex Corporation                                           28               28
    13,350                      13,350         Johnson Controls Inc.                      710                               710
                  4,050          4,050         Lear Corporation                                             83               83
                  2,100          2,100         Mascotech, Inc.                                              35               35
                  2,200          2,200         Oshkosh Truck Corporation                                    85               85
                  1,800          1,800         Superior Industries International                            54               54
                  2,300          2,300         Tower Automotive Inc.                                        22               22
                                                                                       ----------------------------------------
                                                                                          710            2,953            3,663
                                                                                       ----------------------------------------

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                         Nations
                                                                                                                          Asset
                                                                                                                       Allocation
                                                                                       Nations          Nations           Fund
     Nations       Nations                                                            Balanced           Asset            (new)
     Balanced       Asset                                                              Assets          Allocation      Combined Pro
      Assets      Allocation    Combined Pro                                            Fund              Fund            Forma
       Fund          Fund          Forma                                                Value            Value            Value
      Shares        Shares         Shares                Description                    (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                       Common stocks - (continued)
                                       Beverages - 1.0%
                    800            800         Adolph Coors Company, Class B          $     -             $ 51             $ 51
                 50,600         50,600         Anheuser-Busch Companies, Inc.                            2,140            2,140
                 14,500         14,500         Coca-Cola Company                                           799              799
                  2,500          2,500         Constellation Brands, Inc.                                  136              136
                 46,300         46,300         PepsiCo, Inc.                                             2,130            2,130
                                                                                       ----------------------------------------
                                                                                                        5,256            5,256
                                                                                       ----------------------------------------
                                       Broadcasting and cable - 1.3%
                  2,200          2,200         Hispanic Broadcasting Corporation                            61               61
                 25,000         25,000         Time Warner Inc.                                          1,956            1,956
                  5,200          5,200         Univision Communications, Inc.                              194              194
                 40,067         40,067         Viacom Inc., Class B                                      2,345            2,345
                 51,300         51,300         Walt Disney Company                                       1,962            1,962
                  2,650          2,650         Westwood One, Inc.                                           57               57
                                                                                       ----------------------------------------
                                                                                                         6,575            6,575
                                                                                       ----------------------------------------
                                       Chemicals - Basic - 0.5%
                 11,500         11,500         Air Products & Chemicals Inc.                               414              414
                  9,393          9,393         E.I. duPont de Nemours and Company                          389              389
                  9,600          9,600         Eastman Chemical Company                                    355              355
                 16,700         16,700         Praxair Inc.                                                624              624
                 15,400         15,400         Union Carbide Corporation                                   581              581
                                                                                       ----------------------------------------
                                                                                                         2,363            2,363
                                                                                       ----------------------------------------
                                       Chemicals - Specialty - 0.1%
                  6,000          6,000         Albemarle Corporation                                       121              121
                  3,300          3,300         Arch Chemicals Inc.                                          60               60
                  3,600          3,600         Cabot Corporation                                           114              114
                  6,200          6,200         Cytec Industries Inc.                                       208              208
                  1,500          1,500         OM Group, Inc.                                               65               65
                  2,200          2,200         Scotts Company, Class A                                      74               74
                                                                                       ----------------------------------------
                                                                                                           642              642
                                                                                       ----------------------------------------
                                       Commercial banking - 4.3%
                  4,220          4,220         Associated Banc-Corp                                        111              111
                  2,800          2,800         Astoria Financial Corporation                               108              108
    27,187       22,762         49,949         Chase Manhattan Corporation              1,256            1,051            2,307
    30,886      134,566        165,452         Citigroup Inc.                           1,669            7,274            8,943
                  4,100          4,100         City National Corporation                                   158              158
                  4,500          4,500         Cullen Frost Bankers Inc.                                   146              146
                 10,900         10,900         Dime Bancorp, Inc.                                          235              235
                  2,600          2,600         Downey Financial Corporation                                103              103
                  2,100          2,100         First Midwest Bancorp, Inc.                                  56               56
                  2,300          2,300         First Virginia Banks Inc.                                    98               98
                  5,900          5,900         FirstFed Financial Corporation                              136              136
                 63,943         63,943         FleetBoston Financial Corporation                         2,494            2,494
                  5,100          5,100         Hibernia Corporation                                         62               62
                  2,600          2,600         Hudson United Bancorp                                        72               72
     6,225        5,300         11,525         J.P. Morgan & Company Inc.               1,017              866            1,883
                  1,700          1,700         MAF Bancorp Inc.                                             42               42
                 33,900         33,900         Mellon Financial Corporation                              1,572            1,572
                  3,000          3,000         Mercantile Bankshares Corporation                           109              109
                  2,800          2,800         National Commerce Bancorp                                    56               56
                  9,600          9,600         North Fork Bancorporation, Inc.                             208              208
                 19,200         19,200         PNC Bank Corporation                                      1,248            1,248
                  1,800          1,800         Silicon Valley Bancshares                                   105              105
                  2,300          2,300         Southwest Bancorp of Texas                                   75               75
                  5,100          5,100         TCF Financial Corporation                                   192              192
    27,125                      27,125         Wells Fargo Company                      1,246                             1,246
                  2,000          2,000         Whitney Holding Corporation                                  73               73
                                                                                       ----------------------------------------
                                                                                        5,188           16,650           21,838
                                                                                       ----------------------------------------

                                       Commercial services - 0.5%
                  1,200          1,200         Administaff, Inc.                                            91               91
                  2,800          2,800         ADVO Inc.                                                    92               92
                  1,800          1,800         Apollo Group Inc., Class A                                   72               72
                  2,900          2,900         Catalina Marketing Corporation                              109              109
                  1,500          1,500         ChoicePoint Inc.                                             69               69
                                                                                       ----------------------------------------

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                         Nations
                                                                                                                          Asset
                                                                                                                       Allocation
                                                                                       Nations          Nations           Fund
     Nations       Nations                                                            Balanced           Asset            (new)
     Balanced       Asset                                                              Assets          Allocation      Combined Pro
      Assets      Allocation    Combined Pro                                            Fund              Fund            Forma
       Fund          Fund          Forma                                                Value            Value            Value
      Shares        Shares         Shares                Description                    (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                      Common stocks-(continued)
                                      Commercial services - (continued)
                 1,900          1,900         Cintas Corporation                              $ -             $ 83             $ 83
                 4,300          4,300         Comdisco, Inc.                                                    82               82
                 3,900          3,900         eLoyalty Corporation                                              50               50
                 1,000          1,000         F.Y.I. Incorporated                                               37               37
                 3,900          3,900         Fiserv, Inc.                                                     233              233
                 1,200          1,200         Heidrick & Struggles International, Inc.                          62               62
                   600            600         Learning Tree International, Inc.                                 29               29
                 3,100          3,100         Manpower Inc.                                                     99               99
                 8,500          8,500         Omnicom Group Inc.                                               619              619
                 1,700          1,700         Quanta Services, Inc.                                             47               47
                 2,100          2,100         Rent-A-Center, Inc.                                               73               73
                 5,200          5,200         Robert Half International Inc.                                   180              180
                 1,000          1,000         SCP Pool Corporation                                              30               30
                 1,800          1,800         SEI Investment Company                                           127              127
                   800            800         Startek, Inc.                                                     23               23
                 1,100          1,100         Teletech Holdings Inc.                                            27               27
                 2,400          2,400         Tetra Tech Inc.                                                   69               69
                 4,300          4,300         True North Communications                                        154              154
                 2,700          2,700         Viad Corporation                                                  72               72
                                                                                           ----------------------------------------
                                                                                                             2,529            2,529
                                                                                           ----------------------------------------

                                      Computer services - 0.9%
                37,100         37,100         America Online Inc.                                            1,995            1,995
                19,100         19,100         Automatic Data Processing Inc.                                 1,277            1,277
                 2,000          2,000         CSG Systems International, Inc.                                   58               58
                   600            600         Fair, Issac and Company Inc.                                      26               26
                 3,600          3,600         MarchFirst, Inc.                                                  56               56
                14,100         14,100         Paychex, Inc.                                                    740              740
                 3,600          3,600         Sapient Corporation                                              146              146
                 3,100          3,100         Sungard Data Systems, Inc.                                       133              133
                                                                                           ----------------------------------------
                                                                                                             4,431            4,431
                                                                                           ----------------------------------------

                                      Computers and office equipment - 4.2%
                22,300         22,300         Apple Computer Inc.                                              574              574
                 3,150          3,150         Avocent Corporation                                              174              174
                45,700         45,700         Dell Computer Corporation                                      1,408            1,408
                49,000         49,000         EMC Corporation                                                4,856            4,856
    7,000       20,600         27,600         Hewlett-Packard Company                         679            1,998            2,677
   10,950       11,000         21,950         International Business Machines Corporation   1,232            1,238            2,470
                23,000         23,000         Jabil Circuit, Inc.                                            1,305            1,305
                 8,600          8,600         NCR Corporation                                                  325              325
                 9,200          9,200         Network Appliance, Inc.                                        1,172            1,172
                 7,000          7,000         Palm, Inc.                                                       371              371
                 3,400          3,400         PerkinElmer, Inc.                                                355              355
                 1,000          1,000         Radisys Corporation                                               51               51
                 4,500          4,500         Sanmina Corporation                                              421              421
                 9,000          9,000         Solectron Corporation                                            415              415
                37,850         37,850         Sun Microsystems, Inc.                                         4,418            4,418
                 2,587          2,587         Symbol Technologies, Inc.                                         93               93
                 2,100          2,100         Tech Data Corporation                                             90               90
                   400            400         Tektronix, Inc.                                                   31               31
                 1,700          1,700         Zebra Technologies Corporation                                    82               82
                                                                                           ----------------------------------------
                                                                                            1,911           19,377           21,288
                                                                                           ----------------------------------------
                                      Conglomerates - 1.0%
                14,200         14,200         Dover Corporation                                                667              667
                 1,800          1,800         Dycom Industries, Inc.                                            75               75
                   900            900         Insituform Technologies Inc., Class A                             30               30
                   500            500         SPX Corporation                                                   71               71
                10,200         10,200         Textron Inc.                                                     470              470
                 1,000          1,000         The Shaw Group Inc.                                               71               71
                40,200         40,200         Tyco International Ltd.                                        2,085            2,085
                25,525         25,525         United Technologies Corporation                                1,768            1,768
                                                                                           ----------------------------------------
                                                                                                             5,237            5,237
                                                                                           ----------------------------------------

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                         Nations
                                                                                                                          Asset
                                                                                                                       Allocation
                                                                                       Nations          Nations           Fund
     Nations       Nations                                                            Balanced           Asset            (new)
     Balanced       Asset                                                              Assets          Allocation      Combined Pro
      Assets      Allocation    Combined Pro                                            Fund              Fund            Forma
       Fund          Fund          Forma                                                Value            Value            Value
      Shares        Shares         Shares                Description                    (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                         Common stocks - (continued)
                                         Consumer credit and mortgages - 1.3%
       20,850        18,000       38,850         American Express Company              $ 1,267          $ 1,094          $ 2,361
                     29,200       29,200         Fannie Mae                                               2,088            2,088
                      2,500        2,500         Greenpoint Financial Corporation                            74               74
       26,525        23,200       49,725         MBNA Corporation                        1,021              893            1,914
                      2,000        2,000         Metris Companies Inc.                                       79               79
                      2,600        2,600         Providian Financial Corporation                            330              330
                                                                                        ----------------------------------------
                                                                                         2,288            4,558            6,846
                                                                                        ----------------------------------------

                                         Department and discount stores - 1.1%
                     10,100       10,100         Kohls Corporation                                          583              583
                     22,600       22,600         Sears, Roebuck and Company                                 733              733
                     91,200       91,200         Wal-Mart Stores, Inc.                                    4,388            4,388
                                                                                        ----------------------------------------
                                                                                                          5,704            5,704
                                                                                        ----------------------------------------

                                         Diversified electronics - 0.1%
                      2,200        2,200         Aeroflex, Inc.                                             107              107
                      2,300        2,300         Anixter International Inc.                                  67               67
                      2,000        2,000         Harman International Industries                             78               78
                      1,200        1,200         Helix Technology Corporation                                36               36
                      1,900        1,900         Kent Electronics Corporation                                45               45
                      2,700        2,700         Waters Corporation                                         241              241
                                                                                        ----------------------------------------
                                                                                                            574              574
                                                                                        ----------------------------------------

                                         Diversified manufacturing - 2.2%
                      2,800        2,800         Belden Inc.                                                 66               66
       14,125                     14,125         Eastman Kodak Company                     577                               577
                    164,000      164,000         General Electric Company                                 9,461            9,461
                      3,000        3,000         Harsco Corporation                                          66               66
                      2,000        2,000         Nordson Corporation                                         57               57
                      3,600        3,600         Plexus Corporation                                         254              254
        9,400                      9,400         Procter & Gamble Company                  630                               630
                                                                                        ----------------------------------------
                                                                                         1,207            9,904           11,111
                                                                                        ----------------------------------------

                                         Electric power - Non nuclear - 2.5%
                      4,500        4,500         Allegheny Energy, Inc.                                     172              172
                      4,100        4,100         Allete                                                      91               91
       18,200                     18,200         Ameren Corporation                        762                               762
                      3,800        3,800         Calpine Corporation                                        397              397
                      6,800        6,800         Conectiv, Inc.                                             122              122
       25,150                     25,150         Consolidated Edison, Inc.                 858                               858
       14,400                     14,400         Dominion Resources, Inc.                  836                               836
                     15,100       15,100         Duke Energy Corporation                                  1,295            1,295
                      7,200        7,200         Dynegy Inc.                                                410              410
                      6,600        6,600         Energy East Corporation                                    149              149
       14,000        18,500       32,500         FPL Group Inc.                            921            1,216            2,137
                      2,200        2,200         Idacorp, Inc.                                              102              102
                      2,610        2,610         NSTAR                                                      105              105
                     26,300       26,300         PECO Energy Company                                      1,592            1,592
                      2,100        2,100         Pinnacle West Capital Corporation                          107              107
                      5,400        5,400         Public Service Company of New Mexico                       140              140
       49,975         5,200       55,175         TECO Energy, Inc.                       1,437              150            1,587
                      1,800        1,800         The Montana Power Company                                   60               60
                      1,700        1,700         UIL Holdings Corporation                                    87               87
                     25,400       25,400         Unicom Corporation                                       1,427            1,427
                      3,400        3,400         UniSource Energy Corporation                                56               56
                      5,300        5,300         UtiliCorp United Inc.                                      137              137
                                                                                        ----------------------------------------
                                                                                         4,814            7,815           12,629
                                                                                        ----------------------------------------

                                         Electrical equipment - 0.2%
                      1,900        1,900         AMETEK, Inc.                                                40               40
                      2,500        2,500         C&D Technologies, Inc.                                     142              142
       13,500                     13,500         Emerson Electric Company                  905                               905
                      2,000        2,000         Littelfuse, Inc.                                            59               59
                        700          700         Park Electrochemical Corporation                            39               39
                                                                                        ----------------------------------------
                                                                                           905              280            1,185
                                                                                        ----------------------------------------

                                         Exploration and production - 0.0%
                      1,700        1,700         Stone Energy Corporation                                    94               94
                                                                                        ----------------------------------------


           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                         Nations
                                                                                                                          Asset
                                                                                                                       Allocation
                                                                                       Nations          Nations           Fund
     Nations       Nations                                                            Balanced           Asset            (new)
     Balanced       Asset                                                              Assets          Allocation      Combined Pro
      Assets      Allocation    Combined Pro                                            Fund              Fund            Forma
       Fund          Fund          Forma                                                Value            Value            Value
      Shares        Shares         Shares                Description                    (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                         Common stocks - (continued)
                                         Finance - Miscellaneous - 0.3%
                    6,800          6,800         AmeriCredit Corporation                    $ -            $ 196            $ 196
                    6,500          6,500         Concord EFS, Inc.                                           231              231
       22,250                     22,250         Freddie Mac                              1,203                             1,203
                                                                                        -----------------------------------------
                                                                                          1,203              427            1,630
                                                                                        -----------------------------------------

                                         Food and drug stores - 0.2%
                    3,000          3,000         Casey's General Stores, Inc.                                 39               39
                   20,600         20,600         Safeway, Inc.                                               961              961
                    1,800          1,800         Whole Foods Market Inc.                                      97               97
                                                                                        -----------------------------------------
                                                                                                           1,097            1,097
                                                                                        -----------------------------------------

                                         Food products - 1.3%
                    5,000          5,000         Bestfoods                                                   364              364
       42,850      40,000         82,850         ConAgra Inc.                               860              803            1,663
                    1,391          1,391         Hain Celestial Group, Inc.                                   49               49
       23,550                     23,550         H.J. Heinz Company                         873                               873
       29,450                     29,450         Kellogg Company                            712                               712
                    3,500          3,500         McCormick and Company, Inc.                                 104              104
                    2,400          2,400         Michael Foods Inc.                                           56               56
                    6,500          6,500         Nabisco Group Holdings Corporation                          185              185
                    2,600          2,600         Performance Food Group Company                               98               98
                   11,400         11,400         Quaker Oats Company                                         901              901
                    7,500          7,500         Smithfield Foods Inc.                                       197              197
                    2,800          2,800         Suiza Foods Corporation                                     142              142
                   18,200         18,200         SYSCO Corporation                                           843              843
                    9,600          9,600         Unilever NV, ADR                                            463              463
                                                                                        -----------------------------------------
                                                                                          2,445            4,205            6,650
                                                                                        -----------------------------------------

                                         Health services - 0.4%
                    2,400          2,400         Cerner Corporation                                          111              111
                    3,000          3,000         Coventry Health Care Inc.                                    45               45
                    1,100          1,100         Express Scripts Inc., Class A                                79               79
                    1,300          1,300         Invacare Corporation                                         42               42
                    3,600          3,600         Lincare Holdings Inc.                                       103              103
                    2,900          2,900         Orthodontic Centers of America                               97               97
                      500            500         Quest Diagnostics Inc.                                       57               57
                    5,300          5,300         Trigon Healthcare, Inc.                                     279              279
                    8,900          8,900         UnitedHealth Group Inc.                                     880              880
                    1,400          1,400         Universal Health Services Inc., Class B                     120              120
                      750            750         Wellpoint Health Networks Inc.                               72               72
                                                                                        -----------------------------------------
                                                                                                           1,885            1,885
                                                                                        -----------------------------------------

                                         Heavy machinery - 0.5%
                    2,700          2,700         Briggs & Stratton Corporation                               102              102
       20,500                     20,500         Caterpillar Inc.                           692                               692
                   13,500         13,500         Deere & Company                                             449              449
                    6,400          6,400         JLG Industries Inc.                                          78               78
       20,575      16,500         37,075         Parker Hannifin Corporation                694              557            1,251
                    1,500          1,500         Toro Company                                                 47               47
                                                                                        -----------------------------------------
                                                                                          1,386            1,233            2,619
                                                                                        -----------------------------------------

                                         Household products - 0.7%
                   18,700         18,700         Avon Products, Inc.                                         764              764
                    1,500          1,500         Blyth Industries, Inc.                                       35               35
                    4,400          4,400         Church & Dwight Company, Inc.                                81               81
                    8,700          8,700         Colgate-Palmolive Company                                   411              411
                   28,100         28,100         Kimberly-Clark Corporation                                1,569            1,569
                   13,100         13,100         The Clorox Company                                          518              518
                                                                                        -----------------------------------------
                                                                                                           3,378            3,378
                                                                                        -----------------------------------------

                                         Housing and furnishing - 0.3%
                    3,500          3,500         American Standard Companies Inc.                            156              156
                    4,796          4,796         D.R. Horton Inc.                                             82               82
                    1,500          1,500         Lennar Corporation                                           45               45
                    4,100          4,100         M.D.C. Holdings, Inc.                                       107              107
                    5,200          5,200         Mohawk Industries Inc.                                      113              113

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                         Nations
                                                                                                                          Asset
                                                                                                                       Allocation
                                                                                       Nations          Nations           Fund
     Nations       Nations                                                            Balanced           Asset            (new)
     Balanced       Asset                                                              Assets          Allocation      Combined Pro
      Assets      Allocation    Combined Pro                                            Fund              Fund            Forma
       Fund          Fund          Forma                                                Value            Value            Value
      Shares        Shares         Shares                Description                    (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                        Common stocks - (continued)
                                        Housing and furnishing - (continued)
                    3,800         3,800         Pulte Corporation                          $ -            $ 125            $ 125
                    1,400         1,400         Salton, Inc.                                                 45               45
    23,300                       23,300         Stanley Works                              537                               537
                    3,700         3,700         The Ryland Group, Inc.                                      115              115
                    1,800         1,800         Toll Brothers, Inc.                                          62               62
                                                                                     ----------------------------------------------
                                                                                           537              850            1,387
                                                                                     ----------------------------------------------
                                        Insurance - 2.7%
                   19,500        19,500         American General Corporation                              1,521            1,521
    22,000         15,150        37,150         American International Group, Inc.       2,105            1,450            3,555
                    1,300         1,300         Arthur J. Gallagher & Company                                77               77
                   18,400        18,400         AXA Financial, Inc.                                         937              937
     8,925          8,000        16,925         CIGNA Corporation                          932              835            1,767
                    1,696         1,696         Delphi Financial Group Inc., Class A                         69               69
                    3,600         3,600         Everest Re Group Ltd.                                       178              178
                    2,900         2,900         Fidelity National Financial, Inc.                            72               72
                   30,700        30,700         Hartford Financial Services Group, Inc.                   2,240            2,240
    12,500         28,500        41,000         MGIC Investment Corporation                764            1,742            2,506
                    7,500         7,500         Old Republic International Corporation                      180              180
                    2,700         2,700         PMI Group, Inc.                                             183              183
                    2,400         2,400         Radian Group Inc.                                           162              162
                    1,600         1,600         RenaissanceRe Holdings Ltd.                                 102              102
                                                                                     ----------------------------------------------
                                                                                         3,801            9,748           13,549
                                                                                     ----------------------------------------------

                                        Integrated oil - 3.8%
                    2,200         2,200         AGL Resources Inc.                                           44               44
    12,200                       12,200         Anadarko Petroleum Corporation             811                               811
                   16,600        16,600         Apache Corporation                                          981              981
    11,500                       11,500         BP Amoco plc, ADR                          610                               610
    12,675         29,000        41,675         Chevron Corporation                      1,081            2,472            3,553
    29,188                       29,188         Conoco, Inc.                               786                               786
                    2,100         2,100         EOG Resources, Inc.                                          82               82
    23,041         78,407       101,448         Exxon Mobil Corporation                  2,053            6,988            9,041
                    1,600         1,600         Murphy Oil Corporation                                      104              104
                    2,500         2,500         Newfield Exploration Company                                117              117
                   30,700        30,700         Occidental Petroleum Corporation                            670              670
                    3,200         3,200         Pogo Producing Company                                       81               81
    14,850                       14,850         Royal Dutch Petroleum Company              890                               890
                    3,200         3,200         Ultramar Diamond Shamrock Corporation                        81               81
    18,025                       18,025         Unocal Corporation                         639                               639
                   23,475        23,475         USX-Marathon Group Inc.                                     666              666
                    5,500         5,500         Vintage Petroleum, Inc.                                     125              125
                                                                                     ----------------------------------------------
                                                                                         6,870           12,411           19,281
                                                                                     ----------------------------------------------

                                        Investment services - 2.2%
                    2,800         2,800         A.G. Edwards, Inc.                                          146              146
                      400           400         Dain Rauscher Corporation                                    37               37
                    2,000         2,000         Eaton Vance Corporation                                     102              102
                    1,100         1,100         Jefferies Group, Inc.                                        30               30
                    1,900         1,900         Legg Mason Inc.                                             110              110
                   14,300        14,300         Lehman Brothers Holdings Inc.                             2,113            2,113
    15,050         23,000        38,050         Merrill Lynch & Company Inc.               993            1,518            2,511
    15,250         27,500        42,750         Morgan Stanley Dean Witter & Company     1,395            2,515            3,910
                    1,600         1,600         Raymond James Financial, Inc.                                53               53
                   15,300        15,300         State Street Corporation                                  1,989            1,989
                    2,900         2,900         Waddell & Reed Financial, Inc.                               90               90
                                                                                     ----------------------------------------------
                                                                                         2,388            8,703           11,091
                                                                                     ----------------------------------------------

                                        Lodging and recreation - 0.4%
                    3,500         3,500         Aztar Corporation                                            54               54
                    4,050         4,050         Brunswick Corporation                                        74               74
                    4,000         4,000         Darden Restaurants Inc.                                      83               83
                   18,100        18,100         Harley-Davidson Inc.                                        867              867
                   12,400        12,400         Marriott International Inc., Class A                        452              452
                    1,500         1,500         MeriStar Hospitality Corporation                             30               30

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                         Nations
                                                                                                                          Asset
                                                                                                                       Allocation
                                                                                       Nations          Nations           Fund
     Nations       Nations                                                            Balanced           Asset            (new)
     Balanced       Asset                                                              Assets          Allocation      Combined Pro
      Assets      Allocation    Combined Pro                                            Fund              Fund            Forma
       Fund          Fund          Forma                                                Value            Value            Value
      Shares        Shares         Shares                Description                    (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                         Common stocks-(continued)
                                         Lodging and recreation-(continued)
                      9,900        9,900         Park Place Entertainment Corporation         $ -         $ 150            $ 150
                      2,200        2,200         Polaris Industries Inc.                                     78               78
                        700          700         Sabre Holdings Corporation                                  20               20
                      2,900        2,900         Winnebago Industries                                        36               36
                                                                                     ----------------------------------------------
                                                                                                          1,844            1,844
                                                                                     ----------------------------------------------

                                         Medical devices and supplies - 2.1%
   28,375                         28,375         Abbott Laboratories                        1,350                          1,350
                      2,000        2,000         ADAC Laboratories Designs                                   42               42
                     14,800       14,800         Baxter International Inc.                                1,181            1,181
                      1,900        1,900         Beckman Coulter, Inc.                                      147              147
                     26,850       26,850         Biomet, Inc.                                               940              940
                      1,400        1,400         C.R. Bard, Inc.                                             59               59
   11,250            17,000       28,250         Cardinal Health, Inc.                        992         1,499            2,491
                      1,100        1,100         Coherent Inc.                                               75               75
                      2,500        2,500         Cooper Companies Inc.                                       88               88
                      2,500        2,500         Datascope Corporation                                       84               84
                        800          800         Diagnostic Products Corporation                             43               43
                     30,300       30,300         Johnson & Johnson                                        2,846            2,846
                      2,600        2,600         Minimed Inc.                                               232              232
                      7,100        7,100         PE Corp-PE Biosystems Group                                827              827
                      1,337        1,337         Priority Healthcare Corporation=                           102              102
                      1,900        1,900         Respironics, Inc.                                           32               32
                      1,900        1,900         Stryker Corporation                                         82               82
                      1,000        1,000         Techne Corporation                                         112              112
                      1,800        1,800         Varian Medical Systems, Inc.                                81               81
                                                                                     ----------------------------------------------
                                                                                            2,342         8,472           10,814
                                                                                     ----------------------------------------------

                                         Metals and mining - 0.4%
                      6,200        6,200         AK Steel Holding Corporation                                58               58
                     15,200       15,200         Barrick Gold Corporation                                   232              232
                      2,100        2,100         Carpenter Technology Corporation                            61               61
   10,850                         10,850         Minnesota Mining & Manufacturing Company     989                            989
                        700          700         Mueller Industries Inc.                                     16               16
                      2,800        2,800         Precision Castparts Corporation                            107              107
                      1,400        1,400         Quanex Corporation                                          27               27
                      3,700        3,700         Reliance Steel & Aluminum Company                           78               78
                      2,200        2,200         Texas Industries Inc.                                       70               70
                     28,000       28,000         USX - U.S. Steel Group Inc.                                425              425
                                                                                     ----------------------------------------------
                                                                                              989         1,074            2,063
                                                                                     ----------------------------------------------

                                         Natural gas distribution - 0.7%
                     23,300       23,300         Coastal Corporation                                      1,727            1,727
   13,600                         13,600         El Paso Energy Corporation                   838                            838
                      5,100        5,100         Energen Corporation                                        152              152
                      8,200        8,200         Enron Corporation                                          719              719
                      2,200        2,200         Equitable Resources Inc.                                   139              139
                      3,650        3,650         KeySpan Corporation                                        146              146
                      3,100        3,100         Northwest Natural Gas Company                               71               71
                                                                                     ----------------------------------------------
                                                                                              838         2,954            3,792
                                                                                     ----------------------------------------------

                                         Networking and telecommunications equipment - 3.7%
                      1,300        1,300         Adaptive Broadband Corporation                              25               25
                        200          200         ADC Telecommunications, Inc.                                 5                5
                      2,400        2,400         ADTRAN, Inc.                                               102              102
                        800          800         Advanced Fibre Communications, Inc.                         30               30
                      2,000        2,000         Brocade Communications Systems, Inc.                       472              472
                        700          700         Brooktrout Inc.                                             23               23
                      1,800        1,800         C-COR Electronics                                           28               28
                      2,850        2,850         Cable Design Technologies Corporation                       69               69
                      4,400        4,400         CIENA Corporation                                          540              540
                    145,100      145,100         Cisco Systems, Inc.                                      8,017            8,017
                      6,300        6,300         Comverse Technology, Inc.                                  680              680
                      8,500        8,500         Corning Inc.                                             2,525            2,525
                      2,600        2,600         DMC Stratex Networks, Inc.                                  42               42
                      1,500        1,500         Foundry Networks, Inc.                                     100              100
                      9,200        9,200         JDS Uniphase Corporation                                   871              871
                      1,800        1,800         Juniper Networks, Inc.                                     394              394

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                         Nations
                                                                                                                          Asset
                                                                                                                       Allocation
                                                                                       Nations          Nations           Fund
     Nations       Nations                                                            Balanced           Asset            (new)
     Balanced       Asset                                                              Assets          Allocation      Combined Pro
      Assets      Allocation    Combined Pro                                            Fund              Fund            Forma
       Fund          Fund          Forma                                                Value            Value            Value
      Shares        Shares         Shares                Description                    (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                        Common stocks - (continued)
                                        Networking and telecommunications equipment - (continued)
                   57,700        57,700         Nortel Networks Corporation            $ -          $ 3,437          $ 3,437
                    3,000         3,000         Plantronics Inc.                                        114              114
                    2,600         2,600         Polycom, Inc.                                           174              174
                    2,800         2,800         Powerwave Technologies, Inc.                            106              106
                    1,000         1,000         Proxim, Inc.                                             45               45
                      700           700         Rainbow Technologies, Inc.                               25               25
                   12,200        12,200         Scientific-Atlanta, Inc.                                776              776
                      900           900         Terayon Communication Systems, Inc.                      31               31
                      800           800         ViaSat Inc.                                              18               18
                    1,300         1,300         Westell Technologies, Inc.                               17               17
                                                                                     ----------------------------------------------
                                                                                                     18,666           18,666
                                                                                     ----------------------------------------------

                                        Oilfield services - 0.6%
                   24,050        24,050         ENSCO International Inc.                                921              921
                    3,500         3,500         Helmerich & Payne, Inc.                                 126              126
                    4,000         4,000         Hughes Supply Inc.                                       78               78
                    4,800         4,800         Noble Drilling Corporation                              241              241
                    5,300         5,300         Offshore Logistics Inc.                                  95               95
                   10,100        10,100         Schlumberger Ltd.                                       831              831
                    2,600         2,600         Smith International, Inc.                               212              212
                      900           900         Swift Energy Company                                     37               37
                    1,800         1,800         UTI Energy Corporation                                   80               80
                    2,200         2,200         Varco International, Inc.                                46               46
                    4,200         4,200         Weatherford International, Inc.                         181              181
                                                                                     ----------------------------------------------
                                                                                                      2,848            2,848
                                                                                     ----------------------------------------------

                                        Packaging and containers - 0.0%

                    1,300         1,300         AptarGroup Inc.                                          31               31
                                                                                     ----------------------------------------------

                                        Paper and forest products - 0.2%
                   12,600        12,600         Bowater Incorporated                                     585              585
                    3,100         3,100         Buckeye Technologies Inc.                                 64               64
                    1,600         1,600         Georgia - Pacific Corporation (Timber Group)              43               43
                    5,304         5,304         International Paper Company                              152              152
                    3,600         3,600         United Stationers Inc.                                    97               97
                    7,400         7,400         Weyerhaeuser Company                                     299              299
                                                                                     ----------------------------------------------
                                                                                                       1,240            1,240
                                                                                     ----------------------------------------------

                                        Pharmaceuticals - 4.3%
                   13,000        13,000         Allergan, Inc.                                         1,098            1,098
                    1,900         1,900         Alpharma Inc., Class A                                   116              116
                   18,300        18,300         Amgen Inc.                                             1,278            1,278
                    1,500         1,500         Barr Laboratories, Inc.                                   99               99
                    3,666         3,666         Bindley Western Industries                               117              117
                    7,200         7,200         Biogen, Inc.                                             439              439
   24,150          41,500        65,650         Bristol-Myers Squibb Company          1,380            2,370            3,750
                    1,200         1,200         Cephalon, Inc.                                            58               58
                    5,500         5,500         Chiron Corporation                                       248              248
                    2,300         2,300         COR Therapeutics, Inc.                                   143              143
                    2,100         2,100         Dura Pharmaceuticals Inc.                                 74               74
                    7,100         7,100         Eli Lilly and Company                                    576              576
                      200           200         Enzo Biochem, Inc.                                        10               10
                    2,700         2,700         Forest Laboratories, Inc.                                310              310
                    2,800         2,800         Genzyme Corporation                                      191              191
                    1,200         1,200         Gilead Sciences, Inc.                                    132              132
                    1,900         1,900         ICN Pharmaceuticals Incorporated                          63               63
                      900           900         IDEC Pharmaceuticals Corporation                         158              158
                    2,000         2,000         Incyte Pharmaceuticals, Inc.                              82               82
                    2,350         2,350         IVAX Corporation                                         108              108
                        1             1         King Pharmaceuticals, Inc.                                 -
                    2,000         2,000         Medicis Pharmaceutical Corporation, Class A              123              123
                   58,400        58,400         Merck & Company, Inc.                                  4,346            4,346
                    1,300         1,300         Millennium Pharmaceuticals, Inc.                         190              190
                    3,100         3,100         NBTY, Inc.                                                20               20
                      600           600         Noven Pharmaceuticals, Inc.                               26               26
                  119,800       119,800         Pfizer Inc.                                            5,383            5,383
                      700           700         Protein Design Labs, Inc.                                 84               84

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                         Nations
                                                                                                                          Asset
                                                                                                                       Allocation
                                                                                       Nations          Nations           Fund
     Nations       Nations                                                            Balanced           Asset            (new)
     Balanced       Asset                                                              Assets          Allocation      Combined Pro
      Assets      Allocation    Combined Pro                                            Fund              Fund            Forma
       Fund          Fund          Forma                                                Value            Value            Value
      Shares        Shares         Shares                Description                    (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                          Common stocks - (continued)
                                          Pharmaceuticals - (continued)
                      1,000         1,000         Regeneron Pharmaceuticals, Inc.       $ -             $ 33             $ 33
                     49,700        49,700         Schering-Plough Corporation                          2,311            2,311
                        200           200         Sepracor Inc.                                           25               25
                      1,400         1,400         Syncor International Corporation                        52               52
                      2,200         2,200         Vertex Pharmaceuticals, Inc.                           186              186
                                                                                      ---------------------------------------
                                                                                      1,380           20,449           21,829
                                                                                      ---------------------------------------
                                          Publishing and advertising - 0.5%
   12,900                          12,900         Dow Jones & Company, Inc.             780                               780
                      1,000         1,000         Harcourt General Inc.                                   59               59
                      1,600         1,600         Harte-Hanks, Inc.                                       44               44
                      1,700         1,700         John H. Harland Company                                 26               26
                     12,700        12,700         McGraw-Hill Companies, Inc.                            807              807
                     12,300        12,300         New York Times Company, Class A                        484              484
                      1,200         1,200         Penton Media Inc.                                       33               33
                      4,250         4,250         Readers Digest Association, Inc.                       150              150
                      2,100         2,100         Scholastic Corporation                                 167              167
                         38            38         The Washington Post Company                             20               20
                                                                                      ---------------------------------------
                                                                                         780           1,790            2,570
                                                                                      ---------------------------------------

                                          Railroads, trucking and shipping - 0.4%
                      3,500         3,500         American Freightways Corporation                        56               56
                      4,500         4,500         Arkansas Best Corporation                               69               69
                      1,500         1,500         C.H. Robinson Worldwide, Inc.                           85               85
                      1,600         1,600         CNF Transportation Inc.                                 36               36
                      2,400         2,400         Expeditors International of Washington, Inc.           108              108
   21,725                          21,725         FedEx Corporation                     963                               963
                      2,300         2,300         GATX Corporation                                        96               96
                      1,800         1,800         Heartland Express Inc.                                  31               31
                      2,600         2,600         Kirby Corporation                                       51               51
                      3,600         3,600         Roadway Express, Inc.                                   65               65
                     15,600        15,600         Union Pacific Corporation                              606              606
                                                                                      ---------------------------------------
                                                                                        963            1,203            2,166
                                                                                      ---------------------------------------

                                          Restaurants - 0.3%
                      3,800         3,800         Brinker International, Inc.                            114              114
                      3,800         3,800         CEC Entertainment Inc.                                 122              122
                      4,500         4,500         Jack in the Box Inc.                                    96               96
    8,500                           8,500         McDonald's Corporation                257                               257
                      5,500         5,500         Ruby Tuesday Inc.                                       62               62
                     16,000        16,000         Starbucks Corporation                                  641              641
                                                                                      ---------------------------------------
                                                                                        257            1,035            1,292
                                                                                      ---------------------------------------
                                          Semiconductors - 3.3%
                      1,900         1,900         Actel Corporation                                       68               68
                      3,000         3,000         Alliance Semiconductor Corporation                      60               60
                      2,500         2,500         Alpha Industries, Inc.                                  85               85
                     14,500        14,500         Altera Corporation                                     692              692
                     13,100        13,100         Analog Devices, Inc.                                 1,082            1,082
                     22,900        22,900         Applied Materials, Inc.                              1,357            1,357
                      1,700         1,700         Applied Micro Circuits Corporation                     352              352
                      2,900         2,900         Arrow Electronics, Inc.                                 99               99
                      4,800         4,800         Atmel Corporation                                       73               73
                      2,200         2,200         Avnet, Inc.                                             62               62
                      5,500         5,500         Broadcom Corporation, Class A                        1,341            1,341
                      2,000         2,000         Cognex Corporation                                      79               79
                      1,300         1,300         Credence Systems Corporation                            39               39
                      3,600         3,600         Cypress Semiconductor Corporation                      150              150
                      2,900         2,900         Dallas Semiconductor Corporation                        95               95
                      1,600         1,600         Electro Scientific Industries, Inc.                     56               56
                      2,100         2,100         General Semiconductor, Inc.                             26               26
                     78,650        78,650         Intel Corporation                                    3,268            3,268
    9,450             3,300        12,750         Intergrated Device Technology, Inc.   855              299            1,154
                      2,400         2,400         International Rectifier Corporation                    121              121
                      4,400         4,400         KEMET Corporation                                      122              122
                      6,900         6,900         KLA-Tencor Corporation                                 284              284
                        700           700         Lattice Semiconductor Corporation                       38               38
                      7,600         7,600         Linear Technology Corporation                          492              492

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                         Nations
                                                                                                                          Asset
                                                                                                                       Allocation
                                                                                       Nations          Nations           Fund
     Nations       Nations                                                            Balanced           Asset            (new)
     Balanced       Asset                                                              Assets          Allocation      Combined Pro
      Assets      Allocation    Combined Pro                                            Fund              Fund            Forma
       Fund          Fund          Forma                                                Value            Value            Value
      Shares        Shares         Shares                Description                    (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                         Common stocks - (continued)
                                         Semiconductors - (continued)
                     1,300         1,300         Micrel Inc.                              $ -             $ 87             $ 87
                     4,725         4,725         Microchip Technology Inc.                                 156              156
                    14,000        14,000         Micron Technology, Inc.                                   644              644
                     7,500         7,500         National Semiconductor Corporation                        302              302
                     2,200         2,200         Nvidia Corporation                                        180              180
                     2,300         2,300         PMC - Sierra, Inc.                                        495              495
                     1,700         1,700         QLogic Corporation                                        150              150
                     1,300         1,300         Sawtek, Inc.                                               50               50
                     2,075         2,075         SDL, Inc.                                                 642              642
                     1,600         1,600         Semtech Corporation                                        69               69
                     2,800         2,800         Silicon Valley Group, Inc.                                 74               74
                     1,100         1,100         Technitrol Inc.                                           111              111
                     5,900         5,900         Teradyne, Inc.                                            207              207
                    29,300        29,300         Texas Instruments Inc.                                  1,382            1,382
                     2,600         2,600         TranSwitch Corporation                                    166              166
                     2,600         2,600         TriQuint Semiconductor, Inc.                               95               95
                     4,350         4,350         Vishay Intertechnology, Inc.                              134              134
                    10,100        10,100         Xilinx, Inc.                                              865              865
                                                                                        ---------------------------------------
                                                                                          855           16,149           17,004
                                                                                        ---------------------------------------
                                         Software - 3.5%
                     3,600         3,600         Adobe Systems Inc.                                        559              559
                     1,000         1,000         Affiliated Computer Services, Inc.                         50               50
                     1,800         1,800         Aspen Technology, Inc.                                     81               81
                     2,300         2,300         Avid Technology, Inc.                                      32               32
                     2,750         2,750         BroadVision, Inc.                                          71               71
                     7,200         7,200         Cadence Design Systems, Inc.                              185              185
                     2,550         2,550         Dendrite International, Inc.                               68               68
                     2,800         2,800         DST Systems, Inc.                                         329              329
                     1,600         1,600         Electronic Arts Inc.                                       79               79
  19,775                          19,775         Electronic Data Systems Corporation      820                               820
                     1,800         1,800         FileNET Corporation                                        33               33
  19,425            16,775        36,200         First Data Corporation                   759              655            1,414
                       900           900         HNC Software Inc.                                          74               74
                     1,600         1,600         Hyperion Solutions Corporation                             41               41
                    11,300        11,300         Intuit Inc.                                               644              644
                       800           800         J.D.Edwards and Company                                    21               21
                     2,000         2,000         Jack Henry & Associates                                    87               87
                     1,200         1,200         Macromedia Inc.                                            97               97
                       300           300         Mercury Interactive Corporation                            47               47
                    83,400        83,400         Microsoft Corporation                                   5,029            5,029
                     1,400         1,400         National Instruments Corporation                           62               62
                    58,400        58,400         Oracle Corporation                                      4,598            4,598
                     1,000         1,000         Project Software & Development, Inc.                       16               16
                     4,200         4,200         Rational Software Corporation                             291              291
                     2,000         2,000         RSA Security Inc.                                          86               86
                     6,200         6,200         Siebel Systems, Inc.                                      690              690
                     5,500         5,500         Sybase, Inc.                                              127              127
                     2,250         2,250         Symantec Corporation                                       99               99
                     1,300         1,300         The BISYS Group, Inc.                                     101              101
                     2,100         2,100         Veritas DGC Inc.                                           61               61
                     6,900         6,900         VERITAS Software Corporation                              980              980
                     1,700         1,700         Verity, Inc.                                               61               61
                    11,300        11,300         Yahoo! Inc.                                             1,028            1,028
                                                                                        ---------------------------------------
                                                                                        1,579           16,382           17,961
                                                                                        ---------------------------------------

                                         Specialty stores - 1.2%
                     3,700         3,700         Abercrombie & Fitch Company                                71               71
                    23,600        23,600         Bed Bath & Beyond, Inc.                                   576              576
                    13,100        13,100         Best Buy Company, Inc.                                    833              833
                     3,700         3,700         BJ's Wholesale Club, Inc.                                 126              126
                     3,000         3,000         CDW Computer Centers, Inc.                                207              207
                     2,100         2,100         Cost Plus, Inc.                                            63               63
                     1,700         1,700         Dollar Tree Stores, Inc.                                   69               69
                     1,600         1,600         Dress Barn Inc.                                            34               34
                     1,400         1,400         Footstar Inc.                                              45               45
                    37,750        37,750         Home Depot Inc.                                         2,002            2,002
                     1,500         1,500         Insight Enterprises Inc.                                   41               41

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                         Nations
                                                                                                                          Asset
                                                                                                                       Allocation
                                                                                       Nations          Nations           Fund
     Nations       Nations                                                            Balanced           Asset            (new)
     Balanced       Asset                                                              Assets          Allocation      Combined Pro
      Assets      Allocation    Combined Pro                                            Fund              Fund            Forma
       Fund          Fund          Forma                                                Value            Value            Value
      Shares        Shares         Shares                Description                    (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                          Common stocks - (continued)
                                          Specialty stores - (continued)
                  41,200           41,200         Limited Inc.                             $ -            $ 909            $ 909
                   2,500            2,500         Linens 'N Things Inc.                                      64               64
                   1,600            1,600         Michaels Stores Inc.                                       64               64
                   4,600            4,600         Pier 1 Imports Inc.                                        62               62
                   1,600            1,600         Talbots, Inc.                                             106              106
                   6,200            6,200         The Men's Wearhouse Inc.                                  176              176
                  20,900           20,900         Tiffany & Company                                         806              806
                   2,700            2,700         Zale Corporation                                           88               88
                                                                                     -------------------------------------------
                                                                                                          6,342            6,342
                                                                                     -------------------------------------------

                                          Telecommunications services - 3.3%
                  67,350           67,350         BellSouth Corporation                                   2,711            2,711
                   2,500            2,500         Broadwing Inc.                                             64               64
                  14,800           14,800         Nextel Communications, Inc.                               692              692
                  49,300           49,300         Qwest Communications International, Inc.                2,369            2,369
  22,325          79,966          102,291         SBC Communications Inc.                1,116            3,999            5,115
                   3,500            3,500         TALK.com, Inc.                                             15               15
                   1,600            1,600         Telephone and Data Systems, Inc.                          177              177
  18,165          49,239           67,404         Verizon Communications                   880            2,385            3,265
                  85,286           85,286         WorldCom, Inc.                                          2,591            2,591
                                                                                     -------------------------------------------
                                                                                         1,996           15,003           16,999
                                                                                     -------------------------------------------

                                          Tobacco - 0.7%
  39,200          49,600           88,800         Philip Morris Companies Inc.           1,154            1,460            2,614
       1           2,200            2,201         R.J. Reynolds Tobacco Holdings, Inc.       0               71               71
  40,850                           40,850         UST Inc.                                 934                               934
                                                                                     -------------------------------------------
                                                                                         2,088            1,531            3,619
                                                                                     -------------------------------------------

                                          Utilities - Miscellaneous - 0.7%
  30,175                           30,175         American Water Works Company, Inc.       832                               832
  44,775                           44,775         AT&T Corporation                       1,315                             1,315
  19,650                           19,650         NICOR Inc.                               711                               711
                   1,800            1,800         Philadelphia Suburban Corporation                          42               42
  31,500                           31,500         Sprint Corporation (FON Group)           923                               923
                                                                                     -------------------------------------------
                                                                                         3,781               42            3,823
                                                                                     -------------------------------------------

                                          Total common stocks
                                             (Cost $48,551 and $194,715, respectively)  54,413          260,473          314,886
                                                                                     -------------------------------------------

                                          Convertible preferred stocks - 0.0%
                                             (Cost $245)
                                          Packaging and containers - 0.0%
                   4,845            4,845         Sealed Air Corporation                                    218              218

                                                                                     -------------------------------------------
    Principal             Principal        Principal
      amount                amount           amount
      (000)                 (000)            (000)
------------------------------------------------------

                                          Corporate bonds and notes - 14.7%
                                          Aerospace and defense - 0.4%
                                                  Raytheon Company:
  $ -            $ 1,770          $ 1,770            7.900% 03/01/03                                      1,800            1,800
  250                                 250            6.750% 08/15/07                       237                               237
                                                                                     -------------------------------------------
                                                                                           237            1,800            2,037
                                                                                     -------------------------------------------

                                          Automotive - 0.2%
                   1,200            1,200         Delphi Automotive Systems Corporation,
                                                     6.125% 05/01/04                                      1,145            1,145
                                                                                     -------------------------------------------

                                          Beverages - 0.2%
                   1,035            1,035         Pepsi Bottling Holdings, Inc.,
                                                      5.375% 02/17/04                                       987              987
                                                                                     -------------------------------------------

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

                                                                                                                          Nations
                                                                                                                          Asset
     Nations       Nations                                                                                              Allocation
     Balanced       Asset                                                              Nations          Nations            Fund
      Assets      Allocation    Combined Pro                                          Balanced           Asset            (new)
       Fund          Fund          Forma                                               Assets          Allocation      Combined Pro
    Principal     Principal      Principal                                              Fund              Fund            Forma
      amount        amount         amount                                               Value            Value            Value
      (000)         (000)          (000)                  Description                   (000)            (000)            (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                          Corporate bonds and notes - (continued)
                                          Broadcasting and cable - 1.2%
      $ -          $ 1,150        $ 1,150         British Sky Broadcasting Group plc,
                                                     6.875% 02/23/09                      $ -            $ 998            $ 998
      500            1,750          2,250         Clear Channel Communications, Inc.,
                                                     7.875% 06/15/05                      510            1,785            2,295
                     1,200          1,200         Cox Radio, Inc.,
                                                     6.250% 05/15/03                                     1,172            1,172
      520                             520         Time Warner Inc.,
                                                     8.110% 08/15/06                      542                               542
                     1,500          1,500         USA Networks, Inc.,
                                                     6.750% 11/15/05                                     1,459            1,459
                                                                                     ----------------------------------------------
                                                                                        1,052            5,414            6,466
                                                                                     ----------------------------------------------

                                          Chemicals - Specialty - 0.3%
      325                             325         Equistar Chemicals, L.P.,
                                                     8.500% 02/15/04                      323                               323
                     1,500          1,500         Praxair, Inc.,
                                                     6.750% 03/01/03                                     1,487            1,487
                                                                                     ----------------------------------------------
                                                                                          323            1,487            1,810
                                                                                     ----------------------------------------------

                                          Commercial banking - 0.8%
                     1,425          1,425         Chase Manhattan Corporation,
                                                     5.750% 04/15/04                                     1,369            1,369
      500                             500         FCB/NC Capital Trust I, Gtd. Notes,
                                                     8.050% 03/01/28                      416                               416
                     1,600          1,600         First Union Corporation,
                                                     7.550% 08/18/05                                     1,620            1,620
      750                             750         Popular, Inc., MTN,
                                                     6.375% 09/15/03                      736                               736
      250                             250         Union Planters Capital Trust,
                                                     8.200% 12/15/26                      214                               214
                                                                                     ----------------------------------------------
                                                                                        1,366            2,989            4,355
                                                                                     ----------------------------------------------

                                          Commercial services - 0.6%
      450            1,650          2,100         Comdisco, Inc.,
                                                     9.500% 08/15/03                      453            1,662            2,115
      650                             650         Service Corporation International,
                                                     6.000% 12/15/05                      369                               369
      500              260            760         Xerox Capital Trust I, Gtd. Notes,
                                                     8.000% 02/01/27                      357              186              543
                                                                                     ----------------------------------------------
                                                                                        1,179            1,848            3,027
                                                                                     ----------------------------------------------

                                          Computer services - 0.1%
      350                             350         Computer Sciences Corporation,
                                                     7.500% 08/08/05                      354                               354
                                                                                     ----------------------------------------------

                                          Computers and office equipment - 0.3%
      350            1,200          1,550         Compaq Computer Corporation,
                                                     7.450% 08/01/02                      351            1,205            1,556
                                                                                     ----------------------------------------------

                                          Conglomerates - 0.2%
      250            1,000          1,250         USA Waste Services Inc.,
                                                     7.000% 07/15/28                      205              819            1,024
      250                             250         Waste Management, Inc.,
                                                     6.125% 07/15/01                      244                               244
                                                                                     ----------------------------------------------
                                                                                          449              819            1,268
                                                                                     ----------------------------------------------

                                          Consumer credit and mortgages - 0.3%
                     1,725          1,725         Capital One Bank,
                                                     8.250% 06/15/05                                     1,751            1,751
                                                                                     ----------------------------------------------

                                          Diversified manufacturing - 0.3%
                                                  Tyco International Group SA:
      500                             500            6.375% 06/15/05                      486                               486
                     1,200          1,200            7.000% 06/15/28                                     1,059            1,059
                                                                                     ----------------------------------------------
                                                                                          486            1,059            1,545
                                                                                     ----------------------------------------------


           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000



                                                                                                                        Nations
                                                                                                                         Asset
     Nations     Nations                                                                                              Allocation
     Balanced     Asset                                                              Nations          Nations            Fund
      Assets    Allocation    Combined Pro                                          Balanced           Asset            (new)
       Fund        Fund          Forma                                               Assets          Allocation      Combined Pro
    Principal   Principal      Principal                                              Fund              Fund            Forma
      amount      amount         amount                                               Value            Value            Value
      (000)       (000)          (000)                  Description                   (000)            (000)            (000)
---------------------------------------------------------------------------------  ----------------------------------------------
                                         Corporate bonds and notes - (continued)
                                         Electric power - Non nuclear - 0.3%
     $ -        $ 1,300          $ 1,300         Consumers Energy Company,
                                                    6.200% 05/01/03                           $ -          $ 1,237      $ 1,237
                    135              135         SCANA Corporation,
                                                    6.050% 01/13/03                                            132          132
                                                                                     ----------------------------------------------
                                                                                                             1,369        1,369
                                                                                     ----------------------------------------------

                                         Energy - Miscellaneous - 0.6%
     180            800              980         PDV America Inc., Gtd. Sr. Notes,
                                                    7.875% 08/01/03                           173              768          941
     500          1,650            2,150         USX Corporation,
                                                    6.650% 02/01/06                           484            1,599        2,083
                                                                                     ----------------------------------------------
                                                                                              657            2,367        3,024
                                                                                     ----------------------------------------------

                                         Finance - Miscellaneous - 3.4%
     500          1,400            1,900         Case Credit Corporation,
                                                    6.125% 02/15/03                           463            1,295        1,758
                  1,800            1,800         Caterpillar Financial Services Corporation,
                                                    6.875% 08/01/04                                          1,780        1,780
     200                             200         CIT Group, Inc.,
                                                    7.375% 03/15/03                           200                           200
                  1,050            1,050         Crown Cork & Seal Financial plc,
                                                    6.750% 12/15/03                                            940          940
     500                             500         ERAC USA Finance Company,
                                                    6.625% 02/15/05                           478                           478
     500          1,695            2,195         Finova Capital Corporation,
                                                    7.250% 11/08/04                           377            1,277        1,654
                  1,500            1,500         Ford Motor Credit Company,
                                                    7.600% 08/01/05                                          1,617        1,617
     500          1,060            1,560         General Motors Acceptance Corporation,
                                                    6.150% 04/05/07                           467              991        1,458
                  1,680            1,680         Heller Financial, Inc.,
                                                    6.000% 03/19/04                                          1,617        1,617
                  1,725            1,725         Household Finance Corporation,
                                                    8.000% 05/09/05                                          1,782        1,782
                  1,200            1,200         Newcourt Credit Group Inc.,
                                                    6.875% 02/16/05                                          1,185        1,185
                  1,250            1,250         Paine Webber Group, Inc.,
                                                    6.375% 05/15/04                                          1,220        1,220
                  1,600            1,600         Washington Mutual, Inc.,
                                                    7.500% 08/15/06                                          1,603        1,603
                                                                                     ----------------------------------------------
                                                                                            1,985           15,307       17,292
                                                                                     ----------------------------------------------

                                         Food and drug stores - 0.7%
                  1,500            1,500         Nabisco Inc.,
                                                    6.125% 02/01/33                                          1,438        1,438
     500          1,700            2,200         Safeway Inc., Sr. Notes,
                                                    7.250% 09/15/04                           499            1,697        2,196
                                                                                     ----------------------------------------------
                                                                                              499            3,135        3,634
                                                                                     ----------------------------------------------

                                         Health services - 0.1%
      60            215              275         HCA-The Healthcare Corporation,
                                                    8.750% 09/01/10                            61              220          281
                                                                                     ----------------------------------------------

                                         Heavy machinery - 0.3%
                  1,500            1,500         Thermo Electron Corporation,
                                                    7.625% 10/30/08                                          1,428        1,428
                                                                                     ----------------------------------------------

                                         Housing and furnishing - 0.3%
                  1,350            1,350         Hanson Overseas B.V.,
                                                    7.375% 01/15/03                                          1,349        1,349
                                                                                     ----------------------------------------------

                                         Insurance - 0.3%
                  1,675            1,675         American General Finance Corporation,
                                                        7.450% 01/15/05                                      1,692        1,692
                                                                                     ----------------------------------------------

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000


                                                                                                                       Nations
                                                                                                                        Asset
     Nations     Nations                                                                                              Allocation
     Balanced     Asset                                                                 Nations       Nations            Fund
      Assets    Allocation  Combined Pro                                               Balanced        Asset            (new)
       Fund        Fund        Forma                                                    Assets       Allocation      Combined Pro
    Principal   Principal    Principal                                                   Fund           Fund            Forma
      amount      amount       amount                                                    Value         Value            Value
      (000)       (000)        (000)                  Description                        (000)         (000)            (000)
-------------------------------------------------------------------------------       -------------------------------------------
                                                     Corporate bonds and notes - (continued)
                                           Integrated oil - 0.3%
     $ -         $ 1,500        $ 1,500         Occidental Petroleum Corporation, Sr. Notes,
                                                   7.650% 02/15/06                          $ -       $ 1,520          $ 1,520
                                                                                     ----------------------------------------------

                                        Investment services - 1.6%
     500                            500         Aristar, Inc.,
                                                   8.250% 06/15/05                          518                            518
     500           1,650          2,150         Bear Stearns Companies, Inc.,
                                                   7.800% 08/15/07                          506         1,670            2,176
     480                            480         Donaldson Lufkin and Jenrette,
                                                   5.875% 04/01/02                          472                            472
     500                            500         Goldman Sachs Group, LP,
                                                   6.625% 12/01/04                          492                            492
                   1,300          1,300         Lehman Brothers Holdings Inc.,
                                                   6.625% 04/01/04                                      1,274            1,274
                   1,500          1,500         MCN Investment Corporation,
                                                   6.890% 01/16/02                                      1,492            1,492
     500                            500         Morgan Stanley Dean Witter and Company,
                                                   7.750% 06/15/05                          515                            515
                   1,300          1,300         Salomon Smith Barney Holdings, Inc.,
                                                   6.250% 05/15/03                                      1,280            1,280
                                                                                     ----------------------------------------------
                                                                                          2,503         5,716            8,219
                                                                                     ----------------------------------------------

                                        Metals and mining - 0.1%
     385                            385         Alcoa, Inc.,
                                                   7.375% 08/01/10                          388                            388
                                                                                     ----------------------------------------------


                                        Natural gas pipelines - 0.8%
     500           1,815          2,315         KN Energy, Inc.,
                                                   6.450% 03/01/03                          491         1,782            2,273
                   1,700          1,700         Williams Companies, Inc.,
                                                   6.500% 08/01/06                                      1,631            1,631
                                                                                     ----------------------------------------------
                                                                                            491         3,413            3,904
                                                                                     ----------------------------------------------

                                        Pharmaceuticals - 0.3%
                   1,500          1,500         Pharmacia Corporation,
                                                   6.600% 12/01/28                                      1,335            1,335
                                                                                     ----------------------------------------------


                                        Telecommunications services - 0.7%
                   1,650          1,650         AirTouch Communications, Inc.,
                                                   6.350% 06/01/05                                      1,598            1,598
                   1,400          1,400         MCI Worldcom, Inc.,
                                                   6.400% 08/15/05                                      1,363            1,363
     500              75            575         Sprint Capital Corporation,
                                                   6.875% 11/15/28                          432            65              497
                                                                                     ----------------------------------------------
                                                                                            432         3,026            3,458
                                                                                     ----------------------------------------------

                                        Total corporate bonds and notes
                                           (Cost $13,343 and $63,290, respectively)      12,813        62,381           75,194
                                                                                     ----------------------------------------------

                                        Foreign bonds and notes - 1.0%
                   2,275          2,275         AT&T Canada Inc.,
                                                   8.680% 06/15/08                                      1,855            1,855
     395                            395         AT &T Canada Inc., Sr. Notes,
                                                   7.650% 09/15/06                          399                            399
                   1,000          1,000         Banco Latinoamericano,
                                                   7.200% 05/28/02                                        983              983
     500                            500         Corp Andina De Fomento,
                                                   8.875% 06/01/05                          522                            522
                   1,463          1,463         Pemex Finance Ltd.,
                                                   5.720% 11/15/03                                      1,429            1,429
                      70             70         Tyco International Group SA,
                                                   6.875% 01/15/29                                         61               61
                                                                                     ----------------------------------------------

                                           Total foreign bonds and notes
                                              (Cost $892 and $4,403, respectively)       921            4,328            5,249
                                                                                     ----------------------------------------------

           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000


     Nations    Nations
     Balanced    Asset
      Assets   Allocation   Combined Pro
       Fund       Fund         Forma
    Principal  Principal     Principal
      amount     amount        amount
      (000)      (000)         (000)                   Description
-------------------------------------------------------------------------------------------------------------------------------
                                       Mortgage-backed securities - 20.2%
                                       Commercial mortgage-backed securities - 8.0%
      $ -        $ 750           $ 750         Commercial Mortgage Acceptance Corporation, Series 1999-C1, Class A2,
                                                  7.030% 05/15/09
                 1,239           1,239         Criimi Mae CMBS Corporation, Series 1998-1, Class A1,
                                                  5.697% 10/20/01
                 1,880           1,880         CS First Boston Mortgage Securities Corporation, Series 1998-C1, Class A1B,
                                                  6.480% 05/17/08
                 2,735           2,735         DLJ Commercial Mortgage Corporation, Series 1998-CG1, Class A1B,
                                                  6.410% 05/10/08
      750        2,600           3,350         DLJ Commercial Mortgage Corporation, Series 1999-CG1, Class A1B,
                                                  6.460% 01/10/09
      750                          750         DLJ Commercial Mortgage Corporation, Series 1999-CG2, Class A1B,
                                                  7.300% 06/10/09
      750                          750         DLJ Commercial Mortgage Corporation, Series 1999-CG3, Class A1B,
                                                  7.340% 09/10/09
                 1,000           1,000         DLJ Commercial Mortgage Corporation, Series 2000-CF1, Class A1B,
                                                  7.620% 05/10/10
      750        2,300           3,050         First Union National Bank Commercial Mortgage, Series 1999-C4, Class A2,
                                                  7.390% 11/15/09
      440                          440         First Union-Chase Commercial Mortgage, Series 1999-C2, Class A2,
                                                  6.645% 04/15/09
      750        2,650           3,400         GMAC Commercial Mortgage Securities Inc., Series 1999-C1, Class A2,
                                                  6.175% 05/15/33
                 2,600           2,600         GMAC Commercial Mortgage Securities Inc., Series 1999-C2, Class A2,
                                                  6.945% 09/15/33
      800                          800         Heller Financial Commercial Mortgage Asset Corporation, Series 2000-PH1,
                                                  Class A2,
                                                  7.750% 11/15/09
                 6,596           6,596         JP Morgan Commercial Mortgage Finance Corporation, Series 1997-C4,
                                                  Class X, Interest only,
                                                  1.290% 12/26/28
                 2,750           2,750         Mortgage Capital Funding, Inc., Series 1998-MC2, Class A2,
                                                  6.423% 05/18/08
                 2,050           2,050         Nomura Asset Securities Corporation, Series 1998-D6, Class A1B,
                                                  6.590% 03/17/28
                 2,000           2,000         PNC Mortgage Acceptance Corporation, Series 1999-CM1, Class A1B,
                                                  7.330% 10/10/09
      800        1,750           2,550         Prudential Securities Secured Financing Corporation, Series 1999-C2, Class A2,
                                                  7.193% 04/15/09
                 2,715           2,715         Prudential Securities Secured Financing Corporation, Series 1999-NRF1,
                                                  Class A2,
                                                  6.480% 01/15/09
      760        1,715           2,475         Salomon Brothers Mortgage Securities, Series 2000-C1, Class A2,
                                                  7.520% 12/18/09
                 1,600           1,600         Salomon Brothers Mortgage Securities, Series 2000-C2, Class A2,
                                                  7.455% 04/18/10
      702          168             870         Salomon Brothers Mortgage Securities, Series 2000-NL1, Class A1,
                                                  6.601% 04/15/08
                42,911          42,911         Vendee Mortgage Trust, Series 1998-1, Class 2, IO,
                                                  .453% 09/15/27
                46,495          46,495         Vendee Mortgage Trust, Series 1998-3, Class 1, IO,
                                                  .314% 03/15/29


                                       Federal Home Loan Mortgage Corporation (FHLMC) Certificates - 1.8%
                    64              64         8.000% 01/01/04
                   400             400         6.500% 04/01/09
                 1,554           1,554         6.500% 07/01/10
       70                           70         8.000% 07/01/10
                 2,909           2,909         6.500% 06/01/14
                     7               7         10.500% 04/01/19
      827                          827         8.000% 09/01/25
                 3,070           3,070         7.000% 10/01/29
      438                          438         8.000% 06/01/30

                                                                                                                         Nations
                                                                                                                         Asset
                                                                                                                       Allocation
                                                                                      Nations          Nations            Fund
                                                                                     Balanced           Asset            (new)
                                                                                      Assets          Allocation      Combined Pro
                                                                                       Fund              Fund            Forma
                                                                                       Value            Value            Value
                Description                                                            (000)            (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities - 20.2%
Commercial mortgage-backed securities - 8.0%
     Commercial Mortgage Acceptance Corporation, Series 1999-C1, Class A2,              $ -            $ 743            $ 743
        7.030% 05/15/09
     Criimi Mae CMBS Corporation, Series 1998-1, Class A1,                                             1,217            1,217
        5.697% 10/20/01
     CS First Boston Mortgage Securities Corporation, Series 1998-C1, Class A1B,                       1,806            1,806
        6.480% 05/17/08
     DLJ Commercial Mortgage Corporation, Series 1998-CG1, Class A1B,                                  2,623            2,623
        6.410% 05/10/08
     DLJ Commercial Mortgage Corporation, Series 1999-CG1, Class A1B,                   719            2,493            3,212
        6.460% 01/10/09
     DLJ Commercial Mortgage Corporation, Series 1999-CG2, Class A1B,                   756                               756
        7.300% 06/10/09
     DLJ Commercial Mortgage Corporation, Series 1999-CG3, Class A1B,                   752                               752
        7.340% 09/10/09
     DLJ Commercial Mortgage Corporation, Series 2000-CF1, Class A1B,                                  1,027            1,027
        7.620% 05/10/10
     First Union National Bank Commercial Mortgage, Series 1999-C4, Class A2,           761            2,333            3,094
        7.390% 11/15/09
     First Union-Chase Commercial Mortgage, Series 1999-C2, Class A2,                   428                               428
        6.645% 04/15/09
     GMAC Commercial Mortgage Securities Inc., Series 1999-C1, Class A2,                704            2,485            3,189
        6.175% 05/15/33
     GMAC Commercial Mortgage Securities Inc., Series 1999-C2, Class A2,                               2,561            2,561
        6.945% 09/15/33
     Heller Financial Commercial Mortgage Asset Corporation, Series 2000-PH1,           828                               828
        Class A2,
        7.750% 11/15/09
     JP Morgan Commercial Mortgage Finance Corporation, Series 1997-C4,                                  364              364
        Class X, Interest only,
        1.290% 12/26/28
     Mortgage Capital Funding, Inc., Series 1998-MC2, Class A2,                                        2,629            2,629
        6.423% 05/18/08
     Nomura Asset Securities Corporation, Series 1998-D6, Class A1B,                                   1,990            1,990
        6.590% 03/17/28
     PNC Mortgage Acceptance Corporation, Series 1999-CM1, Class A1B,                                  2,018            2,018
        7.330% 10/10/09
     Prudential Securities Secured Financing Corporation, Series 1999-C2, Class A2,     802            1,753            2,555
        7.193% 04/15/09
     Prudential Securities Secured Financing Corporation, Series 1999-NRF1,                            2,601            2,601
        Class A2,
        6.480% 01/15/09
     Salomon Brothers Mortgage Securities, Series 2000-C1, Class A2,                    775            1,748            2,523
        7.520% 12/18/09
     Salomon Brothers Mortgage Securities, Series 2000-C2, Class A2,                                   1,623            1,623
        7.455% 04/18/10
     Salomon Brothers Mortgage Securities, Series 2000-NL1, Class A1,                   687              165              852
        6.601% 04/15/08
     Vendee Mortgage Trust, Series 1998-1, Class 2, IO,                                                  748              748
        .453% 09/15/27
     Vendee Mortgage Trust, Series 1998-3, Class 1, IO,                                                  608              608
        .314% 03/15/29
                                                                                      ---------------------------------------
                                                                                      7,212           33,535           40,747
                                                                                      ---------------------------------------
Federal Home Loan Mortgage Corporation (FHLMC) Certificates - 1.8%
        8.000% 01/01/04                                                                                   65               65
        6.500% 04/01/09                                                                                  397              397
        6.500% 07/01/10                                                                                1,533            1,533
        8.000% 07/01/10                                                                  71                                71
        6.500% 06/01/14                                                                                2,853            2,853
        10.500% 04/01/19                                                                                   8                8
        8.000% 09/01/25                                                                 841                               841
        7.000% 10/01/29                                                                                3,006            3,006
        8.000% 06/01/30                                                                 444                               444
                                                                                      ---------------------------------------
                                                                                      1,356            7,862            9,218
                                                                                      ---------------------------------------


           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000




     Nations     Nations
     Balanced     Asset
      Assets    Allocation  Combined Pro
       Fund        Fund        Forma
    Principal   Principal    Principal
      amount      amount       amount
      (000)       (000)        (000)                  Description
-------------------------------------------------------------------------------
                                     Mortgage-backed securities - (continued)
                                     Federal Housing Authority (FHA) Certificates - 0.4%
      $ -          $ 275       $ 275         7.000% 01/15/27
                     593         593         6.750% 01/01/40
                     419         419         7.000% 01/01/40
                     287         287         6.850% 02/01/40
                     640         640         6.530% 10/01/40


                                     Federal National Mortgage Association (FNMA) Certificates - 8.1%
                     191         191         6.500% 01/01/06
    1,130                      1,130         6.500% 08/01/10
                     174         174         6.500% 10/01/10
      536                        536         8.500% 08/01/11
                     440         440         7.500% 10/01/11
                   1,974       1,974         6.500% 02/01/13
      828                        828         6.500% 03/01/15
                     430         430         10.000% 09/01/18
      286                        286         7.000% 01/25/21
                   5,081       5,081         6.500% 12/01/27
                   2,574       2,574         7.000% 05/01/28
                   2,459       2,459         7.000% 08/01/28
                     180         180         6.000% 02/01/29
                     691         691         6.500% 02/01/29
    3,512                      3,512         6.500% 07/01/29
    2,627                      2,627         7.000% 07/01/29
                   3,174       3,174         7.000% 10/01/29
                   6,493       6,493         8.000% 11/01/29
    1,427          7,794       9,221         6.500% 05/01/30
                     529         529         7.354% 08/01/36


                                     Government National Mortgage Association (GNMA) Certificates - 1.6%
                     802         802         6.750% 09/15/01
                     410         410         6.600% 11/15/01
                      15          15         10.000% 02/15/16
                     124         124         9.000% 10/15/19
                      97          97         9.000% 11/15/19
                     468         468         9.000% 12/15/19
                     151         151         9.000% 01/15/20
      464                        464         7.500% 12/15/23
                   1,934       1,934         8.000% 07/15/27
                     336         336         8.000% 09/15/27
                     192         192         7.000% 11/15/27
                      90          90         8.000% 04/15/28
                   2,592       2,592         8.000% 06/15/28
                     305         305         6.550% 03/15/40


                                     Government National Mortgage Association II (GNMA) Certificates - 0.3%
                     494         494         6.650% 01/15/34
                   1,193       1,193         7.375% 10/15/34


                                     Total mortgage-backed securities
                                        (Cost $18,922 and $85,189, respectively)

                                     U.S. Treasury obligations - 1.4%
                                     U.S. Treasury strips - 1.4%
                   1,250       1,250         Interest only 05/15/20
    3,720         14,885      18,605         Principal only 11/15/21
      490                        490         Principal only 08/15/26
      610          6,000       6,610         Principal only 02/15/27

                                     Total U.S. Treasury obligations
                                        (Cost $1,188 and $5,483, respectively)


                                       Nations
                                       Asset
                                     Allocation
    Nations          Nations            Fund
   Balanced           Asset            (new)
    Assets          Allocation      Combined Pro
     Fund              Fund            Forma
     Value            Value            Value
                 Description                                                  (000)            (000)            (000)
------------------------------------------                                 ----------------------------------------------
Mortgage-backed securities - (continued)
Federal Housing Authority (FHA) Certificates - 0.4%
        7.000% 01/15/27                                                       $ -            $ 271            $ 271
        6.750% 01/01/40                                                                        558              558
        7.000% 01/01/40                                                                        400              400
        6.850% 02/01/40                                                                        271              271
        6.530% 10/01/40                                                                        592              592
                                                                           ----------------------------------------------
                                                                                             2,092            2,092
                                                                           ----------------------------------------------
Federal National Mortgage Association (FNMA) Certificates - 8.1%
        6.500% 01/01/06                                                                        188              188
        6.500% 08/01/10                                                     1,117                             1,117
        6.500% 10/01/10                                                                        172              172
        8.500% 08/01/11                                                       552                               552
        7.500% 10/01/11                                                                        444              444
        6.500% 02/01/13                                                                      1,941            1,941
        6.500% 03/01/15                                                       812                               812
        10.000% 09/01/18                                                                       460              460
        7.000% 01/25/21                                                       282                               282
        6.500% 12/01/27                                                                      4,883            4,883
        7.000% 05/01/28                                                                      2,524            2,524
        7.000% 08/01/28                                                                      2,415            2,415
        6.000% 02/01/29                                                                        168              168
        6.500% 02/01/29                                                                        663              663
        6.500% 07/01/29                                                     3,379                             3,379
        7.000% 07/01/29                                                     2,575                             2,575
        7.000% 10/01/29                                                                      3,110            3,110
        8.000% 11/01/29                                                                      6,583            6,583
        6.500% 05/01/30                                                     1,371            7,487            8,858
        7.354% 08/01/36                                                                        544              544
                                                                           ----------------------------------------------
                                                                           10,088           31,582           41,670
                                                                           ----------------------------------------------
Government National Mortgage Association (GNMA) Certificates - 1.6%
        6.750% 09/15/01                                                                        759              759
        6.600% 11/15/01                                                                        383              383
        10.000% 02/15/16                                                                        16               16
        9.000% 10/15/19                                                                        129              129
        9.000% 11/15/19                                                                        101              101
        9.000% 12/15/19                                                                        489              489
        9.000% 01/15/20                                                                        157              157
        7.500% 12/15/23                                                       467                               467
        8.000% 07/15/27                                                                      1,969            1,969
        8.000% 09/15/27                                                                        343              343
        7.000% 11/15/27                                                                        189              189
        8.000% 04/15/28                                                                         91               91
        8.000% 06/15/28                                                                      2,639            2,639
        6.550% 03/15/40                                                                        285              285
                                                                           ----------------------------------------------
                                                                              467            7,550            8,017
                                                                           ----------------------------------------------
  Government National Mortgage Association II (GNMA) Certificates - 0.3%
          6.650% 01/15/34                                                                      469              469
          7.375% 10/15/34                                                                    1,187            1,187
                                                                           ----------------------------------------------
                                                                                             1,656            1,656
                                                                           ----------------------------------------------
Total mortgage-backed securities
   (Cost $18,922 and $85,189, respectively)                                19,123           84,277          103,400
                                                                           ----------------------------------------------
U.S. Treasury obligations - 1.4%
U.S. Treasury strips - 1.4%
        Interest only 05/15/20                                                                 381              381
        Principal only 11/15/21                                             1,038            4,154            5,192
        Principal only 08/15/26                                               106                               106
        Principal only 02/15/27                                               128            1,259            1,387
                                                                           ----------------------------------------------
Total U.S. Treasury obligations
   (Cost $1,188 and $5,483, respectively)                                   1,272            5,794            7,066
                                                                            ----------------------------------------------



           Nations Balanced Assets Fund/Nations Asset Allocation Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000


                                                                                                                      Nations
                                                                                                                       Asset
                                                                                                                    Allocation
                                                                                     Nations         Nations            Fund
     Nations       Nations                                                           Balanced         Asset            (new)
     Balanced       Asset                                                             Assets        Allocation     Combined Pro
      Assets      Allocation    Combined Pro                                           Fund            Fund            Forma
       Fund          Fund          Forma                                               Value           Value           Value
      Shares       Shares         Shares                Description                    (000)           (000)           (000)
-----------------------------------------------------------------------------------  ----------------------------------------------
                                           Investment companies - 0.4%
                                              (Cost $1,913 and $11, respectively)
  1,913,000        11,000        1,924,000         Nations Cash Reserves#                $ 1,913             $ 11          $ 1,924
                                                                                     -----------------------------------------------

                                           Total investments - 100.0%
                                              (Cost $85,721 and $356,206, respectively)  $ 91,362        $ 420,326        $ 511,688
                                                                                     -----------------------------------------------

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

           Nations Balanced Assets Fund / Nations Asset AllocationFund
             Pro Forma Combining Statement of Net Assets (unaudited)
                               September 30, 2000

                                                                                                                     Nations Asset
                                                                                                                    Allocation Fund
                                                                                                                        (new)
                                                  Nations Balanced        Nations Asset           Adjustments to       Pro Forma
                                                     Assets Fund        Allocation Fund               Pro Forma        Combined
                                                    (in 000's)                (in 000's)              (in 000's)      (in 000's)
                                                  ---------------------------------------------------------------  ---------------
Total Investments                                     $ 91,362            $ 420,326                     $ -           $ 511,688

Other Assets and Liabilities:
Receivable for investment securities sold                7,168                2,140                                       9,308
Receivable for Fund shares sold                              -                  415                                        415
Dividends receivable                                        86                  205                                        291
Interest receivable                                        346                1,585                                       1,931
Receivable for variation margin                              -                   36                                         36
Variation margin/due to broker                               -                  (28)                                       (28)
Collateral for securities loaned                          (206)                      -                                    (206)
Payable for Fund shares redeemed                          (164)                (709)                                      (873)
Investment advisory fee payable                            (29)                (228)                                      (257)
Administration fee payable                                 (17)                 (81)                                       (98)
Shareholder servicing and distribution
   fees payable                                            (40)                (162)                                      (202)
Due to custodian                                           (31)                 (98)                                      (129)
Payable for investment securities purchased             (7,890)              (2,373)                                   (10,263)
Accrued Trustees' fees and expenses                        (33)                 (16)                                       (49)
Accrued expenses and other liabilities                     (42)                (115)                                      (157)
                                                  ---------------------------------------------------------------  ---------------
Total Other Assets and Liabilities                        (852)                  571                      -               (281)
                                                  ---------------------------------------------------------------  ---------------
Net Assets                                            $  90,510            $ 420,897                    $ -          $ 511,407
                                                  ===============================================================  ===============

Net Assets by Class:
Primary A                                          $ 34,074,802         $ 17,934,129                    $ -          $52,008,931
Investor A                                           10,069,608          277,103,861                      -          287,173,469
Investor B                                           45,489,368          123,134,728                      -          168,624,096
Investor C                                              876,088            2,723,922                      -           3,600,010
                                                  ---------------------------------------------------------------  ---------------
                                                   $ 90,509,866        $ 420,896,640                    $ -         $511,406,506
                                                  ---------------------------------------------------------------  ---------------

Shares Outstanding by Class:
Primary A                                             3,334,901              754,634             (1,901,380)     (a)  2,188,155
Investor A                                              986,444           11,663,078               (562,639)     (a) 12,086,883
Investor B                                            4,464,564            5,207,504             (2,541,123)     (a)  7,130,945
Investor C                                               86,290              115,060                (49,277)     (a)    152,073
                                                  ---------------------------------------------------------------  ---------------
                                                      8,872,199           17,740,276             (5,054,419)         21,558,056
                                                  ---------------------------------------------------------------  ---------------

Net Asset Value per Share by Class:
Primary A                                               $ 10.22              $ 23.77                    $ -            $ 23.77
Investor A                                              $ 10.21              $ 23.76                    $ -            $ 23.76
Investor B                                              $ 10.19              $ 23.65                    $ -            $ 23.65
Investor C                                              $ 10.15              $ 23.67                    $ -            $ 23.67

(a) Reflects the issuance of Nations Asset Allocation Fund shares to holders of shares of Nations Balanced Assets Fund.

           See Notes to Pro Forma Financial Statements

          Nations Balanced Assets Fund / Nations Asset Allocation Fund
             Pro Forma Combining Statement of Operations (unaudited)
                  Twelve Month Period Ending September 30, 2000

                                                                                                                     Nations Asset
                                                                                                                    Allocation Fund
                                                                                                                        (new)
                                                  Nations Balanced        Nations Asset           Adjustments to       Pro Forma
                                                     Assets Fund        Allocation Fund               Pro Forma        Combined
                                                    (in 000's)                (in 000's)              (in 000's)      (in 000's)
                                                  ---------------------------------------------------------------  ---------------
Investment Income:
Interest                                                  $3,446                   $4,790                 $ -            $8,236
Dividends (net of foreign withholding taxes
   of $3 and $14, respectively)                            1,112                    9,371                   -            10,483
Securities lending                                             7                        -                   -                 7
                                                  ---------------------------------------------------------------  ---------------
Total Investment Income                                    4,565                   14,161                   -            18,726
                                                  ---------------------------------------------------------------  ---------------

Expenses:
Investment advisory fee                                      680                    2,778                   -             3,458
Administration fee                                           241                      903                   -             1,144
Transfer agent fee                                            40                      130                   -               170
Custodian fees                                                16                       48                   -                64
Legal and audit fees                                          81                       95                 (81)(a)            95
Registration and filing fees                                  38                      126                 (38)(a)           126
Trustees' fees and expenses                                   19                       20                 (19)(a)            20
Interest expense                                               1                        1                   -                 2
Printing expense                                              50                       81                   -               131
Other                                                         88                      107                 (88)(a)           107
                                                  ---------------------------------------------------------------  ---------------
Subtotal                                                   1,254                    4,289                (226)            5,317
                                                  ---------------------------------------------------------------  ---------------

Shareholder servicing and distribution fees:
Investor A Shares                                             31                      340                   -               371
Investor B Shares                                            545                    1,182                   -             1,727
Investor C Shares                                             12                       31                   -                43
Seafirst Shares                                                -                      360                (360)(b)             -
                                                  ---------------------------------------------------------------  ---------------
Total expenses                                             1,842                    6,202                (586)            7,458
                                                  ---------------------------------------------------------------  ---------------

Fees waived by investment advisor, administrator
   and/or distributor                                       (272)                    (621)                893 (c)             -
Fees reduced by credits allowed by the custodian               -                       (7)                  -                (7)
                                                  ---------------------------------------------------------------  ---------------
   Net Expenses                                            1,570                    5,574                 307             7,451
                                                  ---------------------------------------------------------------  ---------------

Net Investment Income                                      2,995                    8,587                (307)           11,275
                                                  ---------------------------------------------------------------  ---------------

Net Realized And Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from:
   Security transactions                                   2,504                   24,409                                26,913
   Futures contracts                                           -                      (20)                                  (20)
                                                  ---------------------------------------------------------------  ---------------
Net realized gain/(loss) on investments                    2,504                   24,389                                26,893
                                                  ---------------------------------------------------------------  ---------------
Change in unrealized appreciation/
   (depreciation) of:
   Securities                                             (1,821)                   8,617                                 6,796
   Futures contracts                                           -                     (185)                                 (185)
                                                  ---------------------------------------------------------------  ---------------
   Net change in unrealized appreciation/
   (depreciation) of investments                          (1,821)                   8,432                                 6,611
                                                  ---------------------------------------------------------------  ---------------
Net realized and unrealized gain/(loss)
on investments                                               683                   32,821                                33,504
                                                  ---------------------------------------------------------------  ---------------
Net Increase/(Decrease) in Net Assets Resulting
From Operations                                           $3,678                  $41,408           ($307)              $44,779
                                                  ===============================================================  ===============

Legend:
(a) Adjustment reflects expected savings when the two funds become one.
(b) Seafirst Shares converted into Investor A Shares on June 23, 2000.
(c) Adjustment for inapplicability of expense cap.

See Notes to Pro Forma Financial Statements

                          Nations Balanced Assets Fund
                          Nations Asset Allocation Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)

1.  Basis of Combination

Nations Fund Trust (the "Trust"), Nations Reserves ("Reserves") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. As of September 30, 2000, the Trust offered thirty-four separate portfolios, Reserves offered sixteen separate portfolios and Funds Trust offered five separate portfolios. The unaudited Pro Forma Combining Statement of Net Assets assumes the exchange described in the next paragraph occurred as of September 30, 2000 and the unaudited Pro Forma Combining Statement of Operations for the year ended September 30, 2000 assumes the exchange occurred as of October 1, 1999. These statements have been derived from books and records utilized in calculating daily net asset value of each fund at September 30, 2000 and for the twelve month period then ended.

The pro forma statements give effect to the proposed agreement and plan of reorganization between the Trust, on behalf of Nations Balanced Assets Fund, Reserves, on behalf of Nations Asset Allocation Fund and Funds Trust, on behalf of a newly created shell fund (the "Acquiring Fund"). The Agreement provides for the transfer of the assets and stated liabilities of Nations Balanced Assets Fund and Nations Asset Allocation Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of the Acquiring Fund. Under generally accepted accounting principles, the market value of investment securities of Nations Balanced Assets Fund and Nations Asset Allocation Fund will be carried forward as the cost basis to the Acquiring Fund and the results of operations of Nations Balanced Assets Fund and Nations Asset Allocation Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization, which are not considered to be material. It is not expected that the investment adviser or sub-adviser will sell any securities of either acquired fund, in anticipation of or as a result of the reorganization, other than in the normal course of business.

These financial statements present the reorganization of Nations Balanced Assets Fund and Nations Asset Allocation Fund into a newly created shell fund of Funds Trust. It is possible that one or both of Nations Balanced Assets Fund and Nations Asset Allocation Fund will not approve the reorganization. If this situation were to arise, the pro forma presentation of Nations Balanced Assets Fund into the newly created shell fund or Nations Asset Allocation Fund into the newly created shell fund will not be shown because it is a shell transaction only.

The investment adviser and/or affiliates will bear the customary costs associated with the reorganization, including proxy solicitation.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

                          Nations Balanced Assets Fund
                          Nations Asset Allocation Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)

2.  Pro Forma Operations

Pro forma operating expenses include the actual expenses of each fund and the combined fund, with certain expenses adjusted to reflect the expected expenses of the combined entity.

                                      Nations U. S. Government Bond Fund/Nations Government Securities Fund
                                            Pro Forma Combining Schedule of Investments (unaudited)
                                                                September 30, 2000



   Nations         Nations
U.S. Government   Government
     Bond         Securities   Combined Pro
     Fund           Fund          Forma
   Principal      Principal     Principal
    amount         amount        amount
     (000)          (000)        (000)                                           Description
------------------------------------------------------------------------------------------------------------------------------------
                                                Asset-backed securities - 0.4%
                                                (Cost $1,308)
   $   -        $  1,308    $   1,308               Export Funding Trust, Series 1995-A, Class A,
                                                       8.210% 12/29/06

                                                Mortgage-backed securities - 86.0%
                                                Commercial mortgage-backed securities - 10.6%
   1,265                        1,265               Chase Manhattan Bank - First Union National, Series 1999-1, Class 2,
                                                      7.439% 07/15/09
   1,225                        1,225               Commercial Mortgage Acceptance Corporation, Series 1999-C1, Class A2,
                                                      7.030% 05/15/09
   1,200           3,900        5,100               Commercial Mortgage Asset Trust, Series 1999-C1, Class A3,
                                                      6.640% 09/17/10
                     725          725               DLJ Commercial Mortgage Corporation, Series 1998-CG1, Class A1B,
                                                      6.410% 05/10/08
                   3,820        3,820               DLJ Commercial Mortgage Corporation, Series 1999-CG3, Class A1B,
                                                      7.340% 09/10/09
   1,265           3,820        5,085               First Union National Bank Commercial Mortgage, Series 1999-C4, Class A2,
                                                      7.390% 11/15/09
                     650          650               Mortgage Capital Funding, Inc., Series 1998-MC2, Class A2,
                                                      6.423% 05/18/08
   1,225           3,800        5,025               PNC Mortgage Acceptance Corporation, Series 1999-CM1, Class A1B,
                                                      7.330% 10/10/09
   1,200                        1,200               PNC Mortgage Acceptance Corporation, Series 2000-C1, Class A2,
                                                      7.610% 02/15/10
                   3,900        3,900               Prudential Securities Secured Financing Corporation, Series 1999-C2,  Class A2,
                                                      7.193% 04/15/09
   1,265                        1,265               Prudential Securities Secured Financing Corporation, Series 1999-RF1, Class A2,
                                                      6.480% 01/15/09
   1,265                        1,265               Salomon Brothers Mortgage Securities, Series 2000-C2, Class A2,
                                                      7.455% 04/18/10
                  45,095       45,095               Vendee Mortgage Trust, Series 1998-1, Class 2, IO,
                                                      .453% 09/15/27
                  41,572       41,572               Vendee Mortgage Trust, Series 1998-3, Class 1, IO,
                                                      .314% 03/15/29




                                                Federal Home Loan Mortgage Corporation (FHLMC) Certificates - 36.7%
                     607          607               10.000% 07/01/01 - 09/01/18
                   1,810        1,810               8.500% 09/01/01 - 09/01/20
                     435          435               9.000% 02/01/02 - 12/01/16
     925          42,000       42,925               6.250% 10/15/02 - 07/15/04
   5,975                        5,975               5.750% 07/15/03
                     308          308               8.000% 08/01/07 - 05/01/17
                      29           29               7.500% 08/01/08
                  29,011       29,011               6.500% 01/01/09 - 09/15/25
                   1,000        1,000               6.625% 09/15/09
   4,992           5,347       10,339               6.000% 09/01/13
                   1,381        1,381               9.500% 04/01/18 - 01/01/29
                     358          358               7.000% 05/01/29 - 08/01/29
  17,450                       17,450               6.500% 08/01/30




                                               Federal National Mortgage Association (FNMA) Certificates - 29.0%
                     255           255              8.500% 11/01/01 - 07/01/21
                     236           236              7.000% 07/01/03
                   5,600         5,600              5.625% 05/14/04
                  10,091        10,091              8.000% 04/01/06 - 11/01/29
                   1,849         1,849              10.000% 10/01/06 - 04/01/20
                   2,444         2,444              6.135% 08/01/08
                   8,290         8,290              7.500% 08/01/08 - 02/01/15
                      61            61              8.250% 04/01/09
     474          19,946        20,420              6.000% 05/01/13 - 06/01/29
   1,750                         1,750              7.500% 02/01/15
                   6,733         6,733              6.565% 07/01/16
                     814           814              9.000% 12/01/16 - 09/01/24
                   6,386         6,386              9.500% 04/01/20 - 08/01/21

                                                                                                                          Nations
                                                                                                                         Government
                                                                                                                         Securities
                                                                                         Nations           Nations          Fund
                                                                                     U.S. Government      Government        (new)
                                                                                          Bond            Securities    Combined Pro
                                                                                          Fund              Fund           Forma
                                                                                          Value             Value          Value
                                 Description                                              (000)             (000)          (000)
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities - 0.4%
(Cost $1,308)
    Export Funding Trust, Series 1995-A, Class A,
       8.210% 12/29/06                                                                     $     -            $  1,363      $  1,363
                                                                                        --------------------------------------------
Mortgage-backed securities - 86.0%
Commercial mortgage-backed securities - 10.6%
    Chase Manhattan Bank - First Union National, Series 1999-1, Class 2,
      7.439% 07/15/09                                                                       1,287                             1,287
    Commercial Mortgage Acceptance Corporation, Series 1999-C1, Class A2,
      7.030% 05/15/09                                                                       1,213                             1,213
    Commercial Mortgage Asset Trust, Series 1999-C1, Class A3,
      6.640% 09/17/10                                                                       1,157               3,759         4,916
    DLJ Commercial Mortgage Corporation, Series 1998-CG1, Class A1B,
      6.410% 05/10/08                                                                                             695           695
    DLJ Commercial Mortgage Corporation, Series 1999-CG3, Class A1B,
      7.340% 09/10/09                                                                                           3,833         3,833
    First Union National Bank Commercial Mortgage, Series 1999-C4, Class A2,
      7.390% 11/15/09                                                                       1,283               3,875         5,158
    Mortgage Capital Funding, Inc., Series 1998-MC2, Class A2,
      6.423% 05/18/08                                                                                             621           621
    PNC Mortgage Acceptance Corporation, Series 1999-CM1, Class A1B,
      7.330% 10/10/09                                                                       1,236               3,835         5,071
    PNC Mortgage Acceptance Corporation, Series 2000-C1, Class A2,
      7.610% 02/15/10                                                                       1,231                             1,231
    Prudential Securities Secured Financing Corporation, Series 1999-C2,  Class A2,
      7.193% 04/15/09                                                                                           3,908         3,908
    Prudential Securities Secured Financing Corporation, Series 1999-RF1, Class A2,
      6.480% 01/15/09                                                                       1,212                             1,212
    Salomon Brothers Mortgage Securities, Series 2000-C2, Class A2,
      7.455% 04/18/10                                                                       1,283                             1,283
    Vendee Mortgage Trust, Series 1998-1, Class 2, IO,
      .453% 09/15/27                                                                                              786           786
    Vendee Mortgage Trust, Series 1998-3, Class 1, IO,
      .314% 03/15/29                                                                                              543           543
                                                                                        --------------------------------------------
                                                                                            9,902              21,855        31,757
                                                                                        --------------------------------------------

Federal Home Loan Mortgage Corporation (FHLMC) Certificates - 36.7%
    10.000% 07/01/01 - 09/01/18                                                                                   634           634
    8.500% 09/01/01 - 09/01/20                                                                                  1,848         1,848
    9.000% 02/01/02 - 12/01/16                                                                                    445           445
    6.250% 10/15/02 - 07/15/04                                                               920               41,663        42,583
    5.750% 07/15/03                                                                        5,857                              5,857
    8.000% 08/01/07 - 05/01/17                                                                                    312           312
    7.500% 08/01/08                                                                                                29            29
    6.500% 01/01/09 - 09/15/25                                                                                 27,909        27,909
    6.625% 09/15/09                                                                                               988           988
    6.000% 09/01/13                                                                       4,817                 5,159         9,976
    9.500% 04/01/18 - 01/01/29                                                                                  1,432         1,432
    7.000% 05/01/29 - 08/01/29                                                                                    351           351
    6.500% 08/01/30                                                                      16,748                              16,748
                                                                                        --------------------------------------------
                                                                                         28,342                80,770       109,112
                                                                                        --------------------------------------------

Federal National Mortgage Association (FNMA) Certificates - 29.0%
    8.500% 11/01/01 - 07/01/21                                                                                    261           261
    7.000% 07/01/03                                                                                               235           235
    5.625% 05/14/04                                                                                             5,430         5,430
    8.000% 04/01/06 - 11/01/29                                                                                 10,229        10,229
    10.000% 10/01/06 - 04/01/20                                                                                 1,906         1,906
    6.135% 08/01/08                                                                                             2,342         2,342
    7.500% 08/01/08 - 02/01/15                                                                                  8,354         8,354
    8.250% 04/01/09                                                                                                63            63
    6.000% 05/01/13 - 06/01/29                                                             457                 18,720        19,177
    7.500% 02/01/15                                                                      1,763                                1,763
    6.565% 07/01/16                                                                                             6,495         6,495
    9.000% 12/01/16 - 09/01/24                                                                                    840           840
    9.500% 04/01/20 - 08/01/21                                                                                  6,626         6,626


      Nations U. S. Government Bond Fund/Nations Government Securities Fund Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000



    Nations       Nations
U.S. Government  Government
     Bond        Securities  Combined Pro
     Fund          Fund          Forma
  Principal      Principal     Principal
    amount        amount        amount
    (000)         (000)         (000)                             Description
------------------------------------------------------------------------------------------------------------------
                                         Mortgage-backed securities - (continued)
                                         Federal National Mortgage Association (FNMA) Certificates - (continued)
 $      -      $  1,748      $  1,748        6.990% 06/01/23
                  1,496         1,496        6.750% 03/18/28
                  9,616         9,616        5.500% 02/01/29 - 03/01/29
                  4,855         4,855        6.500% 03/01/29
    5,800                       5,800        8.000% 05/01/30
                    305           305        8.426% 08/01/36




                                         Government National Mortgage Association (GNMA) Certificates - 9.7%
                    260           260       10.500% 10/15/00 - 04/15/21
                    240           240       10.000% 12/15/00 - 03/15/21
                      1             1       11.750% 12/15/00
                    357           357       9.500% 02/20/01 - 04/20/06
                    546           546       9.000% 06/15/01 - 03/15/27
    3,979                       3,979       7.500% 09/15/07 - 04/15/29
                    259           259       7.000% 02/15/09 - 06/15/23
                  2,815         2,815       8.500% 10/15/09 - 02/20/29
                  9,812         9,812       6.000% 12/15/10 - 07/15/29
                     46            46       13.000% 1/15/11 - 04/15/11
                  3,348         3,348       8.000% 11/15/14 - 07/15/26
                     81            81       11.000% 11/15/15 - 10/20/20
                  5,191         5,191       7.500% 04/15/22 - 04/15/29
    2,350                       2,350       6.500% 04/15/29
      127                         127       8.000% 07/15/29



                                         Total mortgage-backed securities
                                           (Cost $52,635 and $203,887, respectively)


                                         U.S. government and agency obligations - 1.2%
                                           (Cost $3,925)
                                         Federal Home Loan Mortgage Corporation (FHLMC) - 1.2%
    4,005                       4,005      5.750% 04/15/08

                                         U.S. Treasury obligations - 9.8%
                                         U.S. Treasury notes - 1.6%
                  4,900         4,900      5.500% 08/31/01

                                         U.S. Treasury strips - 8.2%
                  5,000         5,000    Interest only 02/15/10
                 16,625        16,625    Interest only 02/15/20
    2,570         5,300         7,870    Interest only 05/15/20
                  1,750         1,750    Principal only 11/15/04
                  2,100         2,100    Principal only 05/15/20
                  1,500         1,500    Principal only 02/15/21
    9,525         8,500        18,025    Principal only 11/15/21
    4,525        22,075        26,600    Principal only 02/15/27
    1,700         2,300         4,000    Principal only 11/15/27



                                         Total U.S. Treasury obligations
                                           (Cost $4,585 and $23,147, respectively)

                                         Short term investments - 2.0%
                                           (Cost $5,877)
                                         Federal Home Loan Mortgage Corporation (FHLMC) Certificates - 2.0%
    5,890                       5,890      Discount note 10/13/00

                                         Investment companies - 2.4%
                                           (Cost $5,794 and $1,289, respectively)
5,794,000     1,289,000     7,083,000      Nations Cash Reserves#

                                         Total investments - 101.8%
                                           (Cost $72,816 and $229,631, respectively)


                                                                                                           Nations
                                                                                                          Government
                                                                                                          Securities
                                                                             Nations         Nations        Fund
                                                                         U.S. Government   Government       (new)
                                                                                Bond       Securities   Combined Pro
                                                                                Fund          Fund          Forma
                                                                                Value         Value         Value
                         Description                                            (000)         (000)         (000)
---------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities - (continued)
Federal National Mortgage Association (FNMA) Certificates - (continued)
    6.990% 06/01/23                                                          $     -       $  1,720       $   1,720
    6.750% 03/18/28                                                                           1,424           1,424
    5.500% 02/01/29 - 03/01/29                                                                8,724           8,724
    6.500% 03/01/29                                                                           4,663           4,663
    8.000% 05/01/30                                                            5,876                          5,876
    8.426% 08/01/36                                                                             313             313
                                                                             ---------------------------------------
                                                                               8,096         78,345          86,441
                                                                             ---------------------------------------

Government National Mortgage Association (GNMA) Certificates - 9.7%
   10.500% 10/15/00 - 04/15/21                                                                  282             282
   10.000% 12/15/00 - 03/15/21                                                                  254             254
   11.750% 12/15/00                                                                               1               1
   9.500% 02/20/01 - 04/20/06                                                                   364             364
   9.000% 06/15/01 - 03/15/27                                                                   565             565
   7.500% 09/15/07 - 04/15/29                                                 3,991                           3,991
   7.000% 02/15/09 - 06/15/23                                                                   256             256
   8.500% 10/15/09 - 02/20/29                                                                 2,897           2,897
   6.000% 12/15/10 - 07/15/29                                                                 9,217           9,217
   13.000% 1/15/11 - 04/15/11                                                                    50              50
   8.000% 11/15/14 - 07/15/26                                                                 3,418           3,418
   11.000% 11/15/15 - 10/20/20                                                                   87              87
   7.500% 04/15/22 - 04/15/29                                                                 5,216           5,216
   6.500% 04/15/29                                                            2,263                           2,263
   8.000% 07/15/29                                                              130                             130
                                                                             ---------------------------------------
                                                                              6,384          22,607          28,991
                                                                             ---------------------------------------
Total mortgage-backed securities
  (Cost $52,635 and $203,887, respectively)                                  52,724         203,577         256,301
                                                                            ---------------------------------------

U.S. government and agency obligations - 1.2%
  (Cost $3,925)
Federal Home Loan Mortgage Corporation (FHLMC) - 1.2%
  5.750% 04/15/08                                                             3,768                          3,768
                                                                            ---------------------------------------
U.S. Treasury obligations - 9.8%
U.S. Treasury notes - 1.6%
  5.500% 08/31/01                                                                             4,865          4,865
                                                                            ---------------------------------------
U.S. Treasury strips - 8.2%
Interest only 02/15/10                                                                        2,859          2,859
Interest only 02/15/20                                                                        5,115          5,115
Interest only 05/15/20                                                          782           1,613          2,395
Principal only 11/15/04                                                                       1,373          1,373
Principal only 05/15/20                                                                         640            640
Principal only 02/15/21                                                                         438            438
Principal only 11/15/21                                                       2,659           2,372          5,031
Principal only 02/15/27                                                         949           4,632          5,581
Principal only 11/15/27                                                         343             463            806
                                                                            ---------------------------------------
                                                                              4,733          19,505         24,238
                                                                            ---------------------------------------
Total U.S. Treasury obligations
  (Cost $4,585 and $23,147, respectively)                                     4,733          24,370         29,103
                                                                            ---------------------------------------
Short term investments - 2.0%
  (Cost $5,877)
Federal Home Loan Mortgage Corporation (FHLMC) Certificates - 2.0%
Discount note 10/13/00                                                       5,877                           5,877
                                                                            ---------------------------------------
Investment companies - 2.4%
  (Cost $5,794 and $1,289, respectively)
Nations Cash Reserves#                                                       5,794            1,289          7,083
                                                                            ---------------------------------------
Total investments - 101.8%
  (Cost $72,816 and $229,631, respectively)                               $ 72,896        $ 230,599      $ 303,495
                                                                            ---------------------------------------



# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

     Nations U.S. Government Bond Fund / Nations Government Securities Fund
                   Pro Forma Combining Statement of Net Assets
                         (unaudited) September 30, 2000

                                                                                                        Nations
                                                                                                       Government
                                                                                                    Securities Fund
                                                                                                         (new)
                                                 Nations U.S.
                                               Government Bond  Nations Government   Adjustments to    Pro Forma
                                                    Fund         Securities Fund        Pro Forma       Combined
                                                 (in 000's)         (in 000's)          (in 000's)     (in 000's)
                                           --------------------------------------------------------- ---------------
Total Investments                            $       72,896     $      230,599        $     -      $      303,495

Other Assets and Liabilities:
Cash                                                      1                  -                                  1
Receivable for investment securities sold               865              2,386                              3,251
Receivable for Fund shares sold                         558                149                                707
Interest receivable                                     473              2,106                              2,579
Collateral for securities loaned                          -               (644)                              (644)
Payable for Fund shares redeemed                       (913)            (2,742)                            (3,655)
Investment advisory fee payable                         (23)               (76)                               (99)
Administration fee payable                              (12)               (42)                               (54)
Shareholder servicing and distribution
   fees payable                                          (8)               (32)                               (40)
Distributions payable                                  (318)            (1,186)                            (1,504)
Payable for investment securities purchased          (5,842)                 -                             (5,842)
Accrued Directors' fees and expenses                    (21)               (26)                               (47)
Accrued expenses and other liabilities                  (51)               (56)                              (107)
                                           --------------------------------------------------------- ---------------
Total Other Assets and Liabilities                   (5,291)              (163)              -             (5,454)
                                           --------------------------------------------------------- ---------------
Net Assets                                   $       67,605    $       230,436        $      -     $      298,041
                                           ========================================================= ===============

Net Assets by Class:
Primary A                                    $   55,630,974    $   151,990,440        $      -     $  207,621,414
Investor A                                        2,607,193         53,237,827               -         55,845,020
Investor B                                        8,645,303         24,939,807               -         33,585,110
Investor C                                          721,153            267,593               -            988,746
                                           --------------------------------------------------------- ---------------
                                             $   67,604,623    $   230,435,667        $      -     $  298,040,290
                                           --------------------------------------------------------- ---------------

Shares Outstanding by Class:
Primary A                                         5,746,515         16,035,375         121,731 (a)     21,903,621
Investor A                                          268,667          5,623,627           6,644 (a)      5,898,938
Investor B                                          893,173          2,631,264          18,779 (a)      3,543,216
Investor C                                           74,478             28,342           1,915 (a)        104,735
                                           --------------------------------------------------------- ---------------
                                                  6,982,833         24,318,608         149,069         31,450,510
                                           --------------------------------------------------------- ---------------

Net Asset Value per Share by Class:
Primary A                                    $         9.68    $          9.48        $      -     $         9.48
Investor A                                   $         9.70    $          9.47        $      -     $         9.47
Investor B                                   $         9.68    $          9.48        $      -     $         9.48
Investor C                                   $         9.68    $          9.44        $      -     $         9.44

(a) Reflects the issuance of Nations Government Securities Fund shares to holders of shares of Nations U.S. Government Bond Fund.

                   See Notes to Pro Forma Financial Statements

     Nations U.S. Government Bond Fund / Nations Government Securities Fund
             Pro Forma Combining Statement of Operations (unaudited)
                 Twelve Month Period Ending September 30, 2000

                                                                                                                Nations
                                                                                                               Government
                                                                                                            Securities Fund
                                                                                                                 (new)
                                                        Nations U.S.
                                                       Government Bond  Nations Government   Adjustments to    Pro Forma
                                                            Fund         Securities Fund        Pro Forma       Combined
                                                          (in 000's)         (in 000's)          (in 000's)     (in 000's)
                                                         --------------------------------------------------- ---------------
Investment Income:
Interest                                                   $  5,065          $  15,030            $      -     $  20,095
Securities lending                                               66                 42                               108
                                                        ----------------------------------------------------- ---------------
Total Investment Income                                       5,131             15,072                   -        20,203
                                                        ----------------------------------------------------- ---------------

Expenses:
Investment advisory fee                                         405              1,039                   -         1,444
Administration fee                                              178                460                   -           638
Transfer agent fee                                               32                 84                   -           116
Custodian fees                                                    9                 35                  (9) (a)       35
Legal and audit fees                                             95                 95                 (95) (a)       95
Registration and filing fees                                     22                 47                  (6) (a)       63
Directors' fees and expenses                                     19                 20                 (19) (a)       20
Printing expense                                                 17                 23                   -            40
Other                                                            62                 83                 (62) (a)       83
                                                        ----------------------------------------------------- ---------------
   Subtotal                                                     839              1,886                (191)        2,534
                                                        ----------------------------------------------------- ---------------

Shareholder servicing and distribution fees:
Investor A Shares                                                 6                147                   -           153
Investor B Shares                                                82                277                   -           359
Investor C Shares                                                11                  2                   -            13
                                                        ----------------------------------------------------- ---------------
   Total expenses                                               938              2,312                (191)        3,059
                                                        ----------------------------------------------------- ---------------

Fees waived by investment advisor, administrator
   and/or distributor                                           (80)              (222)               (145)(b)      (447)
Fees reduced by credits allowed by the custodian                 (1)                (3)                  -            (4)
                                                        ----------------------------------------------------- ---------------
   Net Expenses                                                 857              2,087                (336)        2,608
                                                        ----------------------------------------------------- ---------------

Net Investment Income                                         4,274             12,985                 336        17,595
                                                        ----------------------------------------------------- ---------------

Net Realized And Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments                      (3,713)            (5,022)                           (8,735)
Net change in unrealized appreciation/
  (depreciation) of investments                               2,976              4,511                             7,487
                                                       ----------------------------------------------------- ---------------
Net realized and unrealized gain/(loss)
   on investments                                              (737)              (511)                           (1,248)
                                                       ----------------------------------------------------- ---------------
Net Increase/(Decrease) in Net Assets Resulting
   From Operations                                          $ 3,537            $12,474            $   336       $ 16,347
                                                       ====================================================== ===============

Legend:
-------
(a) Adjustment reflects expected savings when the two funds become one.
(b) Adjustment reflects 0.05% co-administration waiver approved by the Board of
    Directors, effective December 1, 2000.

See Notes to Pro Forma Financial Statements


                        Nations U.S. Government Bond Fund
                       Nations Government Securities Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.  Basis of Combination

Nations Fund, Inc. (the "Company") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. As of September 30, 2000, the Company offered six separate portfolios and Funds Trust offered five separate portfolios. The unaudited Pro Forma Combining Statement of Net Assets assumes the exchange described in the next paragraph occurred as of September 30, 2000 and the unaudited Pro Forma Combining Statement of Operations for the year ended September 30, 2000 assumes the exchange occurred as of October 1, 1999. These statements have been derived from books and records utilized in calculating daily net asset value of each fund at September 30, 2000 and for the twelve month period then ended.

The pro forma statements give effect to the proposed agreement and plan of reorganization between the Company, on behalf of Nations U.S. Government Bond Fund and Nations Government Securities Fund and Funds Trust, on behalf of a newly created shell fund (the "Acquiring Fund"). The Agreement provides for the transfer of the assets and stated liabilities of Nations U.S. Government Bond Fund and Nations Government Securities Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of the Acquiring Fund. Under generally accepted accounting principles, the market value of investment securities of Nations U.S. Government Bond Fund and Nations Government Securities Fund will be carried forward as the cost basis to the Acquiring Fund and the results of operations of Nations U.S. Government Bond Fund and Nations Government Securities Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization, which are not considered to be material. It is not expected that the investment adviser or sub-adviser will sell any securities of either acquired fund, in anticipation of or as a result of the reorganization, other than in the normal course of business.

These financial statements present the reorganization of Nations U.S. Government Bond Fund and Nations Government Securities Fund into a newly created shell fund of Funds Trust. It is possible that one or both of Nations U.S. Government Bond Fund and Nations Government Securities Fund will not approve the reorganization. If this situation were to arise, the pro forma presentation of Nations U.S. Government Bond Fund into the newly created shell fund or Nations Government Securities Fund into the newly created shell fund will not be shown because it is a shell transaction only.

The investment adviser and/or affiliates will bear the customary costs associated with the reorganization, including proxy solicitation.

                        Nations U.S. Government Bond Fund
                       Nations Government Securities Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2.  Pro Forma Operations

Pro forma operating expenses include the actual expenses of each fund and the combined fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The proforma financial statements were prepared to reflect a co-administration waiver of 0.05% of Nations Government Securities Fund's average daily net assets which was effective on December 1, 2000. Prior to December 1, 2000, there was no co-administration waiver for Nations Government Securities Fund.

3.  Subsequent Event

Effective December 1, 2000, the net fund level expense ratio for U.S. Government Bond Fund will be maintained, on a daily basis, at the same net fund level expense ratio as that of Government Securities Fund.